                                                                   EXHIBIT 10.28

                     $100,000,000 REVOLVING CREDIT FACILITY

                 $100,000,000 LINE OF CREDIT FACILITY (364 DAY)

                                CREDIT AGREEMENT

                                  by and among

                       KPMG CONSULTING, INC., as Borrower,

                                       and

                      KPMG CONSULTING, LLC, as a Guarantor

                                       and

                        THE OTHER GUARANTORS PARTY HERETO

                                       and

                             THE BANKS PARTY HERETO

                                       and

                  PNC BANK, NATIONAL ASSOCIATION, As the Agent

                                       And

                 PNC CAPITAL MARKETS, INC., As the Lead Arranger

                            Dated as of May 24, 2000

                                TABLE OF CONTENTS

                                                                                                                TAB
1.       CERTAIN DEFINITIONS......................................................................................9

         1.1      Certain Definitions.............................................................................9
         ---      -------------------
         1.2      Construction...................................................................................33
         ---      ------------
                  1.2.1.     Number; Inclusion...................................................................33
                  ------     -----------------
                  1.2.2.     Determination.......................................................................34
                  ------     -------------
                  1.2.3.     Agent's Discretion and Consent......................................................34
                  ------     ------------------------------
                  1.2.4.     Documents Taken as a Whole..........................................................34
                  ------     --------------------------
                  1.2.5.     Headings............................................................................34
                  ------     --------
                  1.2.6.     Implied References to this Agreement................................................34
                  ------     ------------------------------------
                  1.2.7.     Persons.............................................................................34
                  ------     -------
                  1.2.8.     Modifications to Documents..........................................................34
                  ------     --------------------------
                  1.2.9.     From, To and Through................................................................35
                  ------     --------------------
                  1.2.10.    Shall; Will.........................................................................35
                  -------    -----------
         1.3      Accounting Principles..........................................................................35
         ---      ---------------------


2.       REVOLVING CREDIT AND SWING LOAN FACILITIES..............................................................35

         2.1      Revolving Credit Commitments and Swing Loan Commitment.........................................35
         ---      ------------------------------------------------------
                  2.1.1.     Revolving Credit Loans..............................................................35
                  ------     ----------------------
                  2.1.2.     Swing Loan Commitment...............................................................36
                  ------     ---------------------
         2.2      Nature of Banks' Obligations with Respect to Revolving Credit Loans............................36
         ---      -------------------------------------------------------------------
         2.3      Commitment Fees................................................................................36
         ---      ---------------
         2.4      Revolving Credit Loan Requests; Swing Loan Requests............................................36
         ---      ---------------------------------------------------
                  2.4.1.     Revolving Credit Loan Requests......................................................36
                  ------     ------------------------------
                  2.4.2.     Swing Loan Requests.................................................................37
                  ------     -------------------
         2.5      Making Revolving Credit Loans and Swing Loans..................................................37
         ---      ---------------------------------------------
                  2.5.1.     Revolving Credit Loan Requests......................................................37
                  ------     ------------------------------
                  2.5.2.     Making Swing Loans: Repayment.......................................................38
                  ------     -----------------------------
         2.6      Revolving Credit Notes.........................................................................38
         ---      ----------------------
         2.7      Swing Loan Note................................................................................38
         ---      ---------------
         2.8      Use of Proceeds................................................................................38
         ---      ---------------
         2.9      Borrowings to Repay Swing Loans................................................................38
         ---      -------------------------------
         2.10     Letter of Credit Subfacility...................................................................39
         ----     ----------------------------
                  2.10.1.    Issuance of Letters of Credit.......................................................39
                  -------    -----------------------------
                  2.10.2.    Letter of Credit Fees...............................................................39
                  -------    ---------------------
                  2.10.3.    Disbursements, Reimbursement........................................................40
                  -------    ----------------------------
                  2.10.4.    Repayment of Participation Advances.................................................41
                  -------    -----------------------------------
                  2.10.5.    Documentation.......................................................................41
                  -------    -------------
                  2.10.6.    Determinations to Honor Drawing Requests............................................42
                  -------    ----------------------------------------

                                TABLE OF CONTENTS

                                                                                                                TAB
                  2.10.7.    Nature of Participation and Reimbursement Obligations...............................42
                  -------    -----------------------------------------------------
                  2.10.8.    Indemnity...........................................................................42
                  -------    ---------
                  2.10.9.    Liability for Acts and Omissions....................................................43
                  -------    --------------------------------
         2.11     Reduction of Commitment........................................................................44
         ----     -----------------------
         2.12     Bid Loan Facility..............................................................................44
         ----     -----------------
                  2.12.1.    Bid Loan Requests...................................................................45
                  -------    -----------------
                  2.12.2.    Bidding.............................................................................45
                  -------    -------
                  2.12.3.    Accepting Bids......................................................................45
                  -------    --------------
                  2.12.4.    Funding Bid Loans...................................................................47
                  -------    -----------------
                  2.12.5.    Several Obligations.................................................................47
                  -------    -------------------
                  2.12.6.    Bid Notes...........................................................................47
                  -------    ---------


3.       LINE OF CREDIT FACILITY.................................................................................47

         3.1      Line of Credit Commitments.....................................................................47
         ---      --------------------------
                  3.1.1.     Line of Credit......................................................................47
                  ------     ---------------
         3.2      Nature of Banks' Obligations with Respect to Line of Credit Loans..............................48
         ---      -----------------------------------------------------------------
         3.3      Commitment Fees................................................................................48
         ---      ---------------
         3.4      Line of Credit Loan Requests...................................................................48
         ---      ----------------------------
                  3.4.1.     Line of Credit Loan Requests........................................................48
                  ------     ----------------------------
         3.5      Making Line of Credit Loans....................................................................49
         ---      ---------------------------
         3.6      Line of Credit Notes...........................................................................49
         ---      --------------------
         3.7      Use of Proceeds................................................................................49
         ---      ---------------
         3.8      Extension by Banks of the Expiration Date......................................................50
         ---      -----------------------------------------
         3.9      Reduction of Commitment........................................................................52
         ---      -----------------------


4.       INTEREST RATES..........................................................................................52

         4.1      Interest Rate Options..........................................................................52
         ---      ---------------------
                  4.1.1.     Interest Rate Options...............................................................53
                  ------     ---------------------
                  4.1.2.     Rate Quotations.....................................................................53
                  ------     ---------------
         4.2      Interest Periods...............................................................................54
         ---      ----------------
                  4.2.1.     Amount of Borrowing Tranche.........................................................54
                  ------     ---------------------------
                  4.2.2.     Renewals............................................................................54
                  ------     --------
         4.3      Interest After Default.........................................................................54
         ---      ----------------------
                  4.3.1.     Letter of Credit Fees, Interest Rate................................................54
                  ------     ------------------------------------
                  4.3.2.     Other Obligations...................................................................54
                  ------     -----------------
                  4.3.3.     Acknowledgment......................................................................54
                  ------     --------------
         4.4      Interest Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available.............55
         ---      ----------------------------------------------------------------------------------
                  4.4.1.     Unascertainable.....................................................................55
                  ------     ---------------
                  4.4.2.     Illegality; Increased Costs; Deposits Not Available.................................55
                  ------     ---------------------------------------------------

                                TABLE OF CONTENTS

                                                                                                                TAB
                  4.4.3.     Agent's and Bank's Rights...........................................................55
                  ------     -------------------------
         4.5      Selection of Interest Rate Options.............................................................56
         ---      ----------------------------------
         4.6      Change in Euro-Rate Based on Utilization.......................................................56
         ---      ----------------------------------------


5.       PAYMENTS................................................................................................57

         5.1      Payments.......................................................................................57
         ---      --------
         5.2      Pro Rata Treatment of Banks....................................................................57
         ---      ---------------------------
         5.3      Interest Payment Dates.........................................................................58
         ---      ----------------------
         5.4      Voluntary Prepayments..........................................................................58
         ---      ---------------------
                  5.4.1.     Right to Prepay.....................................................................58
                  ------     ---------------
                  5.4.2.     Replacement of a Bank...............................................................59
                  ------     ---------------------
                  5.4.3.     Change of Lending Office............................................................60
                  ------     ------------------------
         5.5      Additional Compensation in Certain Circumstances...............................................60
         ---      ------------------------------------------------
                  5.5.1.     Increased Costs or Reduced Return Resulting from Taxes, Reserves, Capital
                  ------     --------------------------------------------------------------------------
                             Adequacy Requirements, Expenses, Etc................................................60
                             -------------------------------------
                  5.5.2.     Indemnity...........................................................................61
                  ------     ---------
         5.6      Settlement Date Procedures.....................................................................62
         ---      --------------------------


6.       REPRESENTATIONS AND WARRANTIES..........................................................................62

         6.1      Representations and Warranties.................................................................62
         ---      ------------------------------
                  6.1.1.     Organization and Qualification......................................................62
                  ------     ------------------------------
                  6.1.2.     Capitalization and Ownership........................................................62
                  ------     ----------------------------
                  6.1.3.     Subsidiaries........................................................................63
                  ------     ------------
                  6.1.4.     Power and Authority.................................................................63
                  ------     -------------------
                  6.1.5.     Validity and Binding Effect.........................................................63
                  ------     ---------------------------
                  6.1.6.     No Conflict.........................................................................64
                  ------     -----------
                  6.1.7.     Litigation..........................................................................64
                  ------     ----------
                  6.1.8.     Title to Properties.................................................................64
                  ------     -------------------
                  6.1.9.     Financial Statements................................................................64
                  ------     --------------------
                  6.1.10.    Use of Proceeds; Margin Stock; Section 20 Subsidiaries..............................65
                  -------    ------------------------------------------------------
                  6.1.11.    Full Disclosure.....................................................................66
                  -------    ---------------
                  6.1.12.    Taxes...............................................................................66
                  -------    -----
                  6.1.13.    Consents and Approvals..............................................................66
                  -------    ----------------------
                  6.1.14.    No Event of Default; Compliance with Instruments....................................66
                  -------    ------------------------------------------------
                  6.1.15.    Patents, Trademarks, Copyrights, Licenses, Etc......................................67
                  -------    ----------------------------------------------
                  6.1.16.    Insurance...........................................................................67
                  -------    ---------
                  6.1.17.    Compliance with Laws................................................................67
                  -------    --------------------
                  6.1.18.    Material Contracts; Burdensome Restrictions.........................................67
                  -------    -------------------------------------------
                  6.1.19.    Investment Companies; Regulated Entities............................................67
                  -------    ----------------------------------------

                                TABLE OF CONTENTS

                                                                                                                TAB
                  6.1.20.    Plans and Benefit Arrangements......................................................68
                  -------    ------------------------------
                  6.1.21.    Employment Matters..................................................................69
                  -------    ------------------
                  6.1.22.    Environmental Matters...............................................................69
                  -------    ---------------------
                  6.1.23.    Senior Debt Status..................................................................70
                  -------    ------------------
                  6.1.24.    Year 2000...........................................................................70
                  -------    ---------
                  6.1.25.    Continuation of Representations.....................................................70
                  -------    -------------------------------
                  6.1.26.    Solvency............................................................................70
                  -------    --------
         6.2      Updates to Schedules...........................................................................70
         ---      --------------------


7.       CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT.................................................71

         7.1      First Loans and Letters of Credit..............................................................71
         ---      ---------------------------------
                  7.1.1.     Officer's Certificate...............................................................71
                  ------     ---------------------
                  7.1.2.     Secretary's Certificate.............................................................71
                  ------     -----------------------
                  7.1.3.     Delivery of Loan Documents..........................................................72
                  ------     --------------------------
                  7.1.4.     Opinion of Counsel..................................................................72
                  ------     ------------------
                  7.1.5.     Compliance Certificate..............................................................72
                  ------     ----------------------
                  7.1.6.     Separation Agreements and Cisco Agreements..........................................72
                  ------     ------------------------------------------
                  7.1.7.     Legal Details.......................................................................72
                  ------     -------------
                  7.1.8.     Payment of Fees.....................................................................73
                  ------     ---------------
                  7.1.9.     Consents............................................................................73
                  ------     --------
                  7.1.10.    Certification Regarding Changes in the Borrower's Executive Committee...............73
                  -------    ---------------------------------------------------------------------
                  7.1.11.    No Violation of Laws................................................................73
                  -------    --------------------
                  7.1.12.    No Actions or Proceedings...........................................................73
                  -------    -------------------------
                  7.1.13.    Financial Projections; Closing Date Balance Sheet...................................73
                  -------    -------------------------------------------------
                  7.1.14.    Payoff of Existing Indebtedness.....................................................73
                  -------    -------------------------------
         7.2      Each Additional Loan or Letter of Credit.......................................................74
         ---      ----------------------------------------


8.       COVENANTS...............................................................................................74

         8.1      Affirmative Covenants..........................................................................74
         ---      ---------------------
                  8.1.1.     Preservation of Existence, Etc......................................................74
                  ------     ------------------------------
                  8.1.2.     Payment of Liabilities, Including Taxes, Etc........................................74
                  ------     --------------------------------------------
                  8.1.3.     Maintenance of Insurance............................................................75
                  ------     ------------------------
                  8.1.4.     Maintenance of Properties and Leases................................................75
                  ------     ------------------------------------
                  8.1.5.     Maintenance of Patents, Trademarks, Etc.............................................75
                  ------     ----------------------------------------
                  8.1.6.     Visitation Rights...................................................................75
                  ------     -----------------
                  8.1.7.     Keeping of Records and Books of Account.............................................76
                  ------     ---------------------------------------
                  8.1.8.     Plans and Benefit Arrangements......................................................76
                  ------     ------------------------------
                  8.1.9.     Compliance with Laws................................................................76
                  ------     --------------------

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
                                TABLE OF CONTENTS

                                                                                                                TAB
                  8.1.10.    Use of Proceeds.....................................................................76
                  -------    ---------------
                  8.1.11.    Subordination of Intercompany Loans.................................................76
                  -------    -----------------------------------
         8.2      Negative Covenants.............................................................................77
         ---      ------------------
                  8.2.1.     Indebtedness........................................................................77
                  ------     ------------
                  8.2.2.     Liens...............................................................................78
                  ------     -----
                  8.2.3.     Guaranties..........................................................................78
                  ------     ----------
                  8.2.4.     Loans and Investments...............................................................78
                  ------     ---------------------
                  8.2.5.     Dividends and Related Distributions.................................................80
                  ------     -----------------------------------
                  8.2.6.     Liquidations, Mergers, Consolidations, Acquisitions.................................81
                  ------     ---------------------------------------------------
                  8.2.7.     Dispositions of Assets or Subsidiaries..............................................83
                  ------     --------------------------------------
                  8.2.8.     Affiliate Transactions..............................................................83
                  ------     ----------------------
                  8.2.9.     Subsidiaries, Partnerships and Joint Ventures.......................................84
                  ------     ---------------------------------------------
                  8.2.10.    Continuation of or Change in Business...............................................84
                  -------    -------------------------------------
                  8.2.11.    Plans and Benefit Arrangements......................................................84
                  -------    ------------------------------
                  8.2.12.    Fiscal Year.........................................................................85
                  -------    -----------
                  8.2.13.    Changes in Organizational Documents.................................................86
                  -------    -----------------------------------
                  8.2.14.    Capital Expenditures and Leases.....................................................86
                  -------    -------------------------------
                  8.2.15.    Amendments to and Termination of Separation Agreements and Cisco Agreements.........86
                  -------    ---------------------------------------------------------------------------
                  8.2.16.    Minimum Percentage of EBITDA Attributable to Loan Parties...........................87
                  -------    ----------------------------------------------------------
                  8.2.17.    Maximum Funded Debt to Funded Debt Plus Equity......................................87
                  -------    ----------------------------------------------
                  8.2.18.    Minimum Net Income Available to Managing Directors..................................87
                  -------    --------------------------------------------------
                  8.2.19.    Maximum Distributions to Managing Directors.........................................88
                  -------    -------------------------------------------
                  8.2.20.    Minimum Fixed Charge Coverage Ratio.................................................88
                  -------    -----------------------------------
                  8.2.21.    Minimum Net Worth...................................................................88
                  -------    -----------------
                  8.2.22.    Maximum Leverage Ratio..............................................................89
                  -------    ----------------------
                  8.2.23.    Adjusted Fixed Charge Coverage Ratio................................................89
                  -------    ------------------------------------
                  8.2.24.    Minimum Net Worth...................................................................89
                  -------    -----------------
         8.3      Reporting Requirements.........................................................................89
         ---      ----------------------
                  8.3.1.     Quarterly Financial Statements......................................................90
                  ------     ------------------------------
                  8.3.2.     Annual Financial Statements.........................................................90
                  ------     ---------------------------
                  8.3.3.     Certificate of the Borrower.........................................................91
                  ------     ---------------------------
                  8.3.4.     March 31, 2000 Financial Statements;  Closing Date Balance Sheet....................91
                  ------     ----------------------------------------------------------------
                  8.3.5.     Annual List of Insurance............................................................91
                  ------     ------------------------
                  8.3.6.     Notice of Default...................................................................91
                  ------     -----------------
                  8.3.7.     Notice of Litigation................................................................92
                  ------     --------------------
                  8.3.8.     Notice of Change in Debt Rating.....................................................92
                  ------     -------------------------------
                  8.3.9.     Budgets, Forecasts, Other Reports and Information...................................92
                  ------     -------------------------------------------------
                  8.3.10.    Notices Regarding Plans and Benefit Arrangements....................................93
                  -------    ------------------------------------------------

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
                                TABLE OF CONTENTS

                                                                                                                TAB
9.       DEFAULT.................................................................................................94

         9.1      Events of Default..............................................................................94
         ---      -----------------
                  9.1.1.     Payments Under Loan Documents.......................................................94
                  ------     -----------------------------
                  9.1.2.     Breach of Warranty..................................................................94
                  ------     ------------------
                  9.1.3.     Breach of Negative Covenants or Visitation Rights...................................94
                  ------     -------------------------------------------------
                  9.1.4.     Breach of Other Covenants...........................................................95
                  ------     -------------------------
                  9.1.5.     Defaults in Other Agreements or Indebtedness........................................95
                  ------     --------------------------------------------
                  9.1.6.     Final Judgments or Orders...........................................................95
                  ------     -------------------------
                  9.1.7.     Loan Document Unenforceable.........................................................95
                  ------     ---------------------------
                  9.1.8.     Notice of Lien or Assessment........................................................95
                  ------     ----------------------------
                  9.1.9.     Insolvency..........................................................................96
                  ------     ----------
                  9.1.10.    Events Relating to Plans and Benefit Arrangements...................................96
                  -------    -------------------------------------------------
                  9.1.11.    Cessation of Business...............................................................96
                  -------    ---------------------
                  9.1.12.    Change of Control...................................................................97
                  -------    -----------------
                  9.1.13.    Involuntary Proceedings.............................................................97
                  -------    -----------------------
                  9.1.14.    Voluntary Proceedings...............................................................97
                  -------    ---------------------
         9.2      Consequences of Event of Default...............................................................97
         ---      --------------------------------
                  9.2.1.     Events of Default Other Than Bankruptcy, Insolvency or Reorganization
                  ------     ----------------------------------------------------------------------
                             Proceedings.........................................................................97
                             -----------
                  9.2.2.     Bankruptcy, Insolvency or Reorganization Proceedings................................98
                  ------     ----------------------------------------------------
                  9.2.3.     Set-off.............................................................................98
                  ------     -------
                  9.2.4.     Suits, Actions, Proceedings.........................................................99
                  ------     ---------------------------
                  9.2.5.     Application of Proceeds.............................................................99
                  ------     -----------------------
                  9.2.6.     Other Rights and Remedies...........................................................99
                  ------     -------------------------
         9.3      Right of Competitive Bid Loan Banks...........................................................100
         ---      -----------------------------------


10.      THE AGENT..............................................................................................100

         10.1     Appointment...................................................................................100
         ----     -----------
         10.2     Delegation of Duties..........................................................................100
         ----     --------------------
         10.3     Nature of Duties; Independent Credit Investigation............................................100
         ----     --------------------------------------------------
         10.4     Actions in Discretion of Agent; Instructions From the Banks...................................101
         ----     -----------------------------------------------------------
         10.5     Reimbursement and Indemnification of Agent by the Borrower....................................101
         ----     ----------------------------------------------------------
         10.6     Exculpatory Provisions; Limitation of Liability...............................................102
         ----     -----------------------------------------------
         10.7     Reimbursement and Indemnification of Agent by Banks...........................................103
         ----     ---------------------------------------------------
         10.8     Reliance by Agent.............................................................................103
         ----     -----------------
         10.9     Notice of Default.............................................................................104
         ----     -----------------
         10.10    Notices.......................................................................................104
         -----    -------
         10.11    Banks in Their Individual Capacities; Agents in its Individual Capacity.......................104
         -----    -----------------------------------------------------------------------
         10.12    Holders of Notes..............................................................................104
         -----    ----------------

                                TABLE OF CONTENTS

                                                                                                                TAB
         10.13    Equalization of Banks.........................................................................105
         -----    ---------------------
         10.14    Successor Agent...............................................................................105
         -----    ---------------
         10.15    Agent's Fee...................................................................................106
         -----    -----------
         10.16    Availability of Funds.........................................................................106
         -----    ---------------------
         10.17    Calculations..................................................................................106
         -----    ------------
         10.18    Beneficiaries.................................................................................106
         -----    -------------


11.      MISCELLANEOUS..........................................................................................107

         11.1     Modifications, Amendments or Waivers..........................................................107
         ----     ------------------------------------
                  11.1.1.    Increase of Commitment; Extension of Expiration Date...............................107
                  -------    ----------------------------------------------------
                  11.1.2.    Extension of Payment; Reduction of Principal Interest or Fees; Modification
                  -------    ----------------------------------------------------------------------------
                             of Terms of Payment................................................................107
                             -------------------
                  11.1.3.    Release of Guarantor...............................................................107
                  -------    --------------------
                  11.1.4.    Miscellaneous......................................................................107
                  -------    -------------
         11.2     No Implied Waivers; Cumulative Remedies; Writing Required.....................................108
         ----     ---------------------------------------------------------
         11.3     Reimbursement and Indemnification of Banks by the Borrower; Taxes.............................108
         ----     -----------------------------------------------------------------
         11.4     Holidays......................................................................................109
         ----     --------
         11.5     Funding by Branch, Subsidiary or Affiliate....................................................109
         ----     ------------------------------------------
                  11.5.1.    Notional Funding...................................................................109
                  -------    ----------------
                  11.5.2.    Actual Funding.....................................................................110
                  -------    --------------
         11.6     Notices.......................................................................................110
         ----     -------
         11.7     Severability..................................................................................111
         ----     ------------
         11.8     Governing Law.................................................................................111
         ----     -------------
         11.9     Prior Understanding...........................................................................111
         ----     -------------------
         11.10    Duration; Survival............................................................................111
         -----    ------------------
         11.11    Successors and Assigns........................................................................112
         -----    ----------------------
         11.12    Confidentiality...............................................................................113
         -----    ---------------
                  11.12.1.   General............................................................................113
                  --------   -------
                  11.12.2.   Sharing Information With Affiliates of the Banks...................................113
                  --------   ------------------------------------------------
         11.13    Counterparts..................................................................................114
         -----    ------------
         11.14    Agent's or Bank's Consent.....................................................................114
         -----    -------------------------
         11.15    Exceptions....................................................................................114
         -----    ----------
         11.16    CONSENT TO FORUM; WAIVER OF JURY TRIAL........................................................114
         -----    --------------------------------------
         11.17    Tax Withholding Clause........................................................................115
         -----    ----------------------
         11.18    Joinder of Guarantors.........................................................................115
         -----    ---------------------

                         LIST OF SCHEDULES AND EXHIBITS

SCHEDULES

SCHEDULE 1.1(A)                  -      PRICING GRID
SCHEDULE 1.1(B)                  -      COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES
SCHEDULE 1.1(P)                  -      PERMITTED LIENS
SCHEDULE 6.1.2                   -      CAPITALIZATION
SCHEDULE 6.1.3                   -      SUBSIDIARIES
SCHEDULE 6.1.13                  -      CONSENTS AND APPROVALS
SCHEDULE 8.2.1                   -      PERMITTED INDEBTEDNESS
SCHEDULE 8.2.4                   -      INVESTMENTS EXISTING AS OF THE CLOSING DATE--(due within 30 days after the Closing Date)


EXHIBITS

EXHIBIT 1.1(A)                   -      ASSIGNMENT AND ASSUMPTION AGREEMENT
EXHIBIT 1.1(B)                   -      BID NOTES
EXHIBIT 1.1(G)(1)                -      GUARANTOR JOINDER
EXHIBIT 1.1(G)(2)                -      GUARANTY AGREEMENT
EXHIBIT 1.1 (I)                  -      INTERCOMPANY SUBORDINATION AGREEMENT
EXHIBIT 1.1(L)                   -      LINE OF CREDIT NOTE
EXHIBIT 1.1(N)                   -      ADJUSTMENTS TO ARRIVE AT NET INCOME AVAILABLE TO MANAGING DIRECTORS
EXHIBIT 1.1(R)                   -      REVOLVING CREDIT NOTE
EXHIBIT 1.1(S)                   -      SWING LOAN NOTE
EXHIBIT 2.4.1                    -      COMMITTED LOAN REQUEST (ONE FORM FOR BOTH LINE OF CREDIT AND REVOLVING
                                        CREDIT LOANS)
EXHIBIT 2.4.2                    -      SWING LOAN REQUEST
EXHIBIT 2.10.2                   -      SCHEDULE OF LETTER OF ADMINISTRATIVE FEES
EXHIBIT 2.12.1                   -      BID LOAN REQUEST
EXHIBIT 7.1.4                    -      OPINION OF COUNSEL
EXHIBIT 8.2.6                    -      ACQUISITION COMPLIANCE CERTIFICATE
EXHIBIT 8.3.3                    -      QUARTERLY COMPLIANCE CERTIFICATE

                                CREDIT AGREEMENT

         THIS CREDIT AGREEMENT is dated as of May 24, 2000 and is made by and among KPMG Consulting, Inc., a Delaware corporation (the "Borrower"), each of the Guarantors (as hereinafter defined), the BANKS (as hereinafter defined), and PNC BANK, NATIONAL ASSOCIATION, in its capacity as agent for the Banks under this Agreement (hereinafter referred to in such capacity as the "Agent").

                                   WITNESSETH:

         WHEREAS, the Borrower has requested the Banks to provide a revolving credit facility to the Borrower in an aggregate principal amount not to exceed $100,000,000 and a 364-day revolving line of credit facility in the aggregate amount not to exceed $100,000,000; and

         WHEREAS, the revolving credit loan facility and the line of credit facility shall be used for general corporate purposes; and

         WHEREAS, the Banks are willing to provide such credit upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

                             1. CERTAIN DEFINITIONS

         1.1 Certain Definitions.

                  In addition to words and terms defined elsewhere in this Agreement, the following words and terms shall have the following meanings, respectively, unless the context hereof clearly requires otherwise:

                  Adjusted Consolidated Net Worth shall mean as of any date of determination total Consolidated Net Worth plus the principal amount of the Cisco Preferred Stock.

                  Affiliate as to any Person shall mean any other Person (i) which directly or indirectly controls, is controlled by, or is under common control with such Person, (ii) which beneficially owns or holds 5% or more of any class of the voting or other equity interests of such Person, or (iii) 5% or more of any class of voting interests or other equity interests of which is beneficially owned or held, directly or indirectly, by such Person. Control, as used in this definition, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, including the power to elect a majority of the directors or trustees of a corporation or trust, as the case may be.

                  Agent shall mean PNC Bank, National Association, and its successors and assigns.

                  Agent's Fee shall have the meaning assigned to that term in
Section 10.15.

                  Agent's Letter shall have the meaning assigned to that term in
Section 10.15.

                  Agreement shall mean this Credit Agreement, as the same may be supplemented or amended from time to time, including all schedules and exhibits.

                  Annual Statements shall have the meaning assigned to that term in Section 6.1.9(i).

                  Applicable Letter of Credit Fee Rate shall mean at any time the Applicable Margin applicable to Revolving Credit Loans under the Euro-Rate Option in effect at such at such time.

                  Applicable Commitment Fee Rate shall mean, as applicable:

                  (a) the percentage rate per annum at the indicated level of Leverage Ratio which shall be used to determine the Revolving Credit Commitment Fee as set forth in the pricing grid in Schedule 1.1(A) under the heading "Revolving Credit Commitment Fee," or;

                  (b) the percentage rate per annum at the indicated level of Leverage Ratio which shall be used to determine the Line of Credit Commitment Fee as set forth in the pricing grid in Schedule 1.1(A) under the heading "Line of Credit Commitment Fee."

                  The Applicable Commitment Fee Rate shall be computed in accordance with Schedule 1.1(A).

                  Applicable Margin shall mean, as applicable:

                  (A) the percentage spread to be added to Euro-Rate under the Revolving Credit Euro-Rate Option at the indicated level of Leverage Ratio in the pricing grid on Schedule 1.1(A) below the heading "Revolving Credit Euro-Rate Spread;" or

                  (B) the percentage spread to be added to CD Rate under the Revolving Credit CD Rate Option at the indicated level of Leverage Ratio in the pricing grid on Schedule 1.1(A) below the heading "Revolving Credit CD Rate Spread;" or

                  (C) the percentage spread to be added to Base Rate under the Revolving Credit Base Rate Option at the indicated level of Leverage Ratio in the pricing grid on Schedule 1.1(A) below the heading "Revolving Credit Base Rate Spread", or

                  (D) the percentage spread to be added to Euro-Rate under the Line of Credit Euro-Rate Option at the indicated level of Leverage Ratio in the pricing grid on Schedule 1.1(A) below the heading "Line of Credit Euro-Rate Spread;" or

                  (E) the percentage spread to be added to CD Rate under the Line of Credit CD Rate Option at the indicated level of Leverage Ratio in the pricing grid on Schedule 1.1(A) below the heading "Line of Credit CD Rate Spread;" or

                  (F) the percentage spread to be added to Base Rate under the Line of Credit Euro-Rate Option at the indicated level of Leverage Ratio in the pricing grid on Schedule 1.1(A) below the heading "Line of Credit Base Rate Spread."

                  The Applicable Margin shall be computed in accordance with the parameters set forth on Schedule 1.1(A) and shall be adjusted for Loans under the Euro-Rate Option as provided in Section 4.6.

                  Assessment Rate for any day shall mean the rate per annum (rounded upward to the nearest 1/100 of 1%) as determined by the Agent in accordance with its usual procedures to be the maximum effective assessment rate per annum payable by a bank insured by the Federal Deposit Insurance Corporation (or any successor) for such day for insurance on Dollar time deposits, exclusive of any credit allowed against such annual assessment on account of assessment payments made or to be made by such bank. The CD Rate shall be adjusted automatically as of the effective date of each change in the Assessment Rate.

                  Assignment and Assumption Agreement shall mean an Assignment and Assumption Agreement by and among a Purchasing Bank, a Transferor Bank and the Agent, as Agent and on behalf of the remaining Banks, substantially in the form of Exhibit 1.1(A).

                  Authorized Officer shall mean those individuals, designated by written notice to the Agent from the Borrower, authorized to execute notices, reports and other documents on behalf of the Loan Parties required hereunder. The Borrower may amend such list of individuals from time to time by giving written notice of such amendment to the Agent.

                  Banks shall mean the financial institutions named on Schedule 1.1(B) and their respective successors and assigns as permitted hereunder, each of which is referred to herein as a Bank.

                  Base Rate shall mean the greater of (i) the interest rate per annum announced from time to time by the Agent at its Principal Office as its then prime rate, which rate may not be the lowest rate then being charged commercial borrowers by the Agent, or (ii) the Federal Funds Effective Rate plus 1/2% per annum.

                  Base Rate Option shall mean either the Revolving Credit Base Rate Option or the Line of Credit Base Rate Option.

                  Benefit Arrangement shall mean at any time an "employee benefit plan," within the meaning of Section 3(3) of ERISA, which is neither a Plan nor a Multiemployer Plan and which is maintained, sponsored or otherwise contributed to by any member of the ERISA Group.

                  Bid shall have the meaning assigned to such term in Section 2.12.2.

                  Bid Loan Aggregate Sublimit shall have the meaning assigned to such term in Section 2.12.1.

                  Bid Loan Banks shall have the meaning assigned to such term in
Section 9.3.

                  Bid Loan Borrowing Date shall mean, with respect to any Bid Loan, the date for the making thereof which shall be a Business Day.

                  Bid Loan Euro-Rate Rate Option shall mean the option of the Borrower to request that the Banks submit Bids to make Bid Loans bearing interest at a rate per annum quoted by such Banks at the Euro-Rate in effect two Business Days before the Borrowing Date of such Bid Loan plus a Euro-Rate Bid Loan Spread.

                  Bid Loan Fixed Rate Option shall mean the option of the Borrower to request that the Banks submit Bids to make Bid Loans bearing interest at a fixed rate per annum quoted by such Banks as a numerical percentage (and not as a spread over another rate such as the Euro-Rate).

                  Bid Loan Individual Bank Sublimit shall have the meaning assigned to such term in Section 2.12.1.

                  Bid Loan Interest Period shall have the meaning assigned to such term in Section 2.12.1.

                  Bid Loan Processing Fees shall mean have the meaning assigned to such term in Section 10.15.

                  Bid Loan Request shall have the meaning assigned to such term in Section 2.12.1.

                  Bid Loans shall mean collectively and Bid Loan shall mean separately all of the bid loans or any bid loan made by any of the Banks to the Borrower pursuant to Sections 2.12.

                  Bid Notes shall mean collectively and Bid Note shall mean separately all of the Bid Notes of the Borrower in the form of Exhibit 1.1(B) evidencing the Bid Loans together with all amendments, extensions, renewals, replacements, refinancings or refunds thereof in whole or in part.

                  Borrower shall mean KPMG Consulting, Inc., a corporation organized and existing under the laws of the State of Delaware.

                  Borrowing Date shall mean, with respect to any Loan, the date for the making thereof or the renewal or conversion thereof at or to the same or a different Interest Rate Option, which shall be a Business Day.

                  Borrowing Tranche shall mean specified portions of Loans outstanding as follows: (i) any Loans to which a Euro-Rate Option, CD Rate Option or a Bid Loan Fixed Rate Option applies which become subject to the same Interest Rate Option under the same Loan Request by the Borrower and which have the same Interest Period shall constitute one Borrowing Tranche, (ii) any Swing Loans which have the same Swing Loan Interest Period shall constitute one Borrowing Tranche, and (iii) all Loans to which a Base Rate Option applies shall constitute one Borrowing Tranche.

                  Business Day shall mean any day other than a Saturday or Sunday or a legal holiday on which commercial banks are authorized or required to be closed for business in Pittsburgh, Pennsylvania and if the applicable Business Day relates to any Loan to which the Euro-Rate Option applies, such day must also be a day on which dealings are carried on in the London interbank market.

                  CD Rate shall mean, with respect to the Loans comprising any Borrowing Tranche to which the CD Rate Option applies for any Interest Period, the interest rate per annum determined by the Agent by adding:

                                    (A) the rate per annum obtained by dividing
                  (the resulting quotient to be rounded upward to the nearest 1/100 of 1%) (i) the rate of interest (which shall be the same for each day in such Interest Period) which is the arithmetic average computed by the Agent of the rates determined by the Agent in accordance with its usual procedures to be the average of the secondary market bid rates at or about 11:00 a.m., Pittsburgh time, on the first day of such Interest Period by dealers of recognized standing in negotiable certificates of deposit for the purchase at face value of negotiable certificates of deposit of Agent for delivery on such day in amounts comparable to such CD Rate Loan and having maturities comparable to such Interest Period by (ii) a number equal to 1.00 minus the CD Rate Reserve Percentage; and

                                    (B) the Assessment Rate.

                           The CD Rate may also be expressed by the following formula:

                       [average of the secondary market]
         CD Rate =     [bid rates determined by the Agent]   +   Assessment Rate
                       -----------------------------------
                       [1.00 - CD Rate Reserve Percentage]

The CD Rate shall be adjusted with respect to any CD Rate Option outstanding on the effective date of any change in the CD Rate Reserve Percentage as of such effective date. The Agent shall give prompt written notice to the Borrower of the CD Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

                  CD Rate Loan Interest Period shall mean the period of time selected by the Borrower in connection with (and to apply to) any election permitted hereunder by the Borrower to have Revolving Credit Loans bear interest under the Revolving Credit CD Rate Option and to have the Line of Credit Loans bear interest under the Line of Credit CD Rate Option. Subject to the last sentence of this definition, such period shall be (i) 30 days if Borrower selects the CD Rate Option during the Syndications Period and (ii) 30, 60, 90 or 180 days in the event that Borrower selects the CD Rate Option after the Syndications Period has ended. Such CD Rate Loan Interest Period shall commence on the effective date of such Interest Rate Option, which shall be (i) the Borrowing Date if the Borrower is requesting new Loans, or (ii) the date of renewal of or conversion to the CD Rate Option if the Borrower is renewing or converting to the CD Rate Option applicable to outstanding Loans. Notwithstanding the second sentence hereof: (A) any CD Rate Loan Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such CD Rate Loan Interest Period shall end on the next preceding Business Day, and (B) the Borrower shall not select, convert to or renew a CD Rate Loan Interest Period for any portion of the Line of Credit Loans that would end after the Line of Credit Expiration Date or the Revolving Credit Loans that would end after the Revolving Credit Expiration Date.

                  CD Rate Option shall mean either the Revolving Credit CD Rate Option or the Line of Credit CD Rate Option.

                  CD Rate Reserve Percentage shall mean the maximum effective percentage (expressed as a decimal, rounded upward to the nearest 1/100 of 1%), as determined in good faith by the Agent, which is in effect on such day as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) for a member bank of such System in respect of nonpersonal time deposits in Dollars in the United States. The CD Rate shall be adjusted automatically as of the effective date of each change in the CD Rate Reserve Percentage.

                  Cisco shall mean Cisco Systems, Inc., its successors and assigns.

                  Cisco Agreements shall mean collectively the Alliance Agreement dated December 29, 1999, between Cisco and the Borrower and all ancillary agreements contemplated therein, including without limitation the Stock Purchase Agreement and Investor Rights Agreement of the same date between the same parties all other agreements and documents governing or relating to Cisco's investment in Borrower.

                  Cisco Preferred Stock shall mean the Series A Mandatorily Redeemable Convertible Preferred Stock of the Borrower.

                  Closing Date shall mean the Business Day on which the first Loan shall be made, which shall be May 24, 2000.

                  Commercial Letter of Credit shall mean any Letter of Credit which is a commercial letter of credit issued in respect of the purchase of goods or services by one or more of the Loan Parties in the ordinary course of their business.

                  Commitment shall mean as to any Bank the aggregate of its Revolving Credit Commitment and Line of Credit Commitment and, in the case of the Agent, its Swing Loan Commitment, and Commitments shall mean the aggregate of the Revolving Credit Commitments, Line of Credit Commitments and the Swing Loan Commitment of all of the Banks and the Agent.

                  Commitment Fee shall mean, as applicable the Line of Credit Commitment Fee and the Revolving Credit Commitment Fee.

                  Committed Loan shall mean either a Line of Credit Loan, Revolving Credit Loan or a Swing Loan.

                  Committed Loan CD Rate Option shall mean either a Line of Credit CD Rate Option or a Revolving Credit Loan CD Rate Option.

                  Committed Loan Euro-Rate Option shall mean either a Line of Credit Euro-Rate Option or a Revolving Credit Loan Euro-Rate Option.

                  Committed Loan Interest Period shall mean either a CD Rate Loan Interest Period, a Swing Loan Interest Period or a Euro-Rate Loan Interest Period.

                  Committed Loan Request shall have the meaning given to such term in Section 2.4.1. A Committed Loan Request shall be used to select, convert to or renew a Base Rate Option, CD Rate Option or Euro-Rate Option with respect to any new or outstanding Revolving Credit Loan or Line of Credit Loan.

                  Compliance Certificate shall have the meaning assigned to such term in Section 8.3.3.

                  Consideration shall mean with respect to any Permitted Acquisition, the aggregate of (i) the cash paid by any of the Loan Parties, directly or indirectly, to the seller in connection therewith, (ii) the Indebtedness incurred or assumed by any of the Loan Parties, whether in favor of the seller or otherwise and whether fixed or contingent, (iii) any Guaranty given or incurred by any Loan Party in connection therewith, and (iv) any other consideration given or obligation incurred by any of the Loan Parties in connection therewith.

                  Consolidated EBITDA for any period of determination shall mean the consolidated EBITDA of the Borrower and its Subsidiaries for such period determined and consolidated in accordance with GAAP.

                  Consolidated Net Worth shall mean as of any date of determination total stockholders' equity of the Borrower and its Subsidiaries as of such date determined and consolidated in accordance with GAAP.

                  Debt Rating shall mean the rating of the Borrower's senior unsecured long-term debt by each of Standard & Poor's or Moody's.

                  Dividend Limitation shall be computed following the IPO and shall mean as of any date of determination the difference between (i) 50% of the cumulative consolidated net income (net of losses) of the Borrower and its Subsidiaries for quarters beginning on or after the IPO and ending on or before such date of determination, less (ii) the amount of dividends or other distributions paid on and after the IPO.

                  Dollar, Dollars, U.S. Dollars and the symbol $ shall mean lawful money of the United States of America.

                  Drawing Date shall have the meaning assigned to that term in
Section 2.10.3.2.

                  EBITDA for any Person during any period of determination shall mean:

                  (A) for calculations of EBITDA earned prior to the IPO, the sum of Net Income Available to Managing Directors, depreciation, amortization, interest expense and income tax expense of such Person, and

                  (B) for calculations of EBITDA earned after the IPO, the sum of net income, depreciation, amortization, interest expense and income tax expense of such Person.

                  Environmental Complaint shall mean any written complaint by any Person or Official Body setting forth a cause of action for personal injury or property damage, natural resource damage, contribution or indemnity for response costs, civil or administrative penalties, criminal fines or penalties, or declaratory or equitable relief arising under any environmental laws or any order, notice of violation, citation, subpoena, request for information or other written notice or demand of any type issued by an Official Body pursuant to any environmental laws.

                  ERISA shall mean the Employee Retirement Income Security Act of 1974, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

                  ERISA Group shall mean, at any time, the Borrower and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities which, together with the Borrower, are treated as a single employer under Section 414 of the Internal Revenue Code.

                  Euro-Rate shall mean, with respect to the Loans comprising any Borrowing Tranche to which the Euro-Rate Option applies for any Euro-Rate Loan Interest Period, the interest rate per annum determined by the Agent by dividing (the resulting quotient rounded upwards, if necessary, to the nearest 1/100th of 1% per annum) (i) the rate of interest determined by the Agent in accordance with its usual procedures (which determination shall be conclusive absent manifest error) to be the average of the London interbank offered rates for U.S. Dollars quoted by the British Bankers' Association as set forth on Dow Jones Markets Service (formerly known as Telerate) (or appropriate successor or, if the British Bankers' Association or its successor ceases to provide such quotes, a comparable replacement determined by the Agent) display page 3750 (or such other display page on the Dow Jones Markets Service system as may replace display page 3750) two (2) Business Days prior to the first day of such Euro-Rate Loan Interest Period for an amount comparable to such Borrowing Tranche and having a borrowing date and a maturity comparable to such Euro-Rate Loan Interest Period by (ii) a number equal to 1.00 minus the Euro-Rate Reserve Percentage. The Euro-Rate may also be expressed by the following formula:

         Euro-Rate =         Average of London interbank offered rates quoted
                             by BBA or appropriate successor as shown on Dow Jones Markets Service display page 3750
                             1.00 minus Euro-Rate Reserve Percentage

The Euro-Rate shall be adjusted with respect to any Loan to which the Euro-Rate Option applies that is outstanding on the effective date of any change in the Euro-Rate Reserve Percentage as of such effective date. The Agent shall give prompt notice to the Borrower of the Euro-Rate as determined or adjusted in accordance herewith, which determination shall be conclusive absent manifest error.

                  Euro-Rate Loan Interest Period shall mean the period of time selected by the Borrower in connection with (and to apply to) any election permitted hereunder by the Borrower to have Revolving Credit Loans bear interest under the Revolving Credit Euro-Rate Option and to have the Line of Credit Loans bear interest under the Line of Credit Euro-Rate Option. Subject to the last sentence of this definition, such period shall be (i) one Month if Borrower selects the Euro-Rate Option during the Syndications Period and (ii) one, two, three or six Months if Borrower selects the Euro-Rate Option after the Syndications Period has ended. Such Euro-Rate Loan Interest Period shall commence on the effective date of such Interest Rate Option, which shall be (i) the Borrowing Date if the Borrower is requesting new Loans, or (ii) the date of renewal of or conversion to the Euro-Rate Option if the Borrower is renewing or converting to the Euro-Rate Option applicable to outstanding Loans. Notwithstanding the second sentence hereof: (A) any Euro-Rate Loan Interest Period which would otherwise end on a date which is not a Business Day shall be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Euro-Rate Loan Interest Period shall end on the next preceding Business Day, and (B) the Borrower shall not select, convert to or renew a Euro-Rate Loan Interest Period for any portion of the Line of Credit Loans that would end after the Line of Credit Expiration Date or the Revolving Credit Loans that would end after the Revolving Credit Expiration Date.

                  Euro-Rate Bid Loan shall mean any Bid Loan that bears interest under the Bid Loan Euro-Rate Option.

                  Euro-Rate Bid Loan Spread shall mean the spread quoted by a Bank in its Bid to apply to such Bank's Bid Loan if such Bank's Bid is accepted. The Euro-Rate Bid Loan Spread shall be quoted as a percentage rate per annum and expressed in multiples of 1/1000th of one percentage point to be either added to (if it is positive) or subtracted from (if it is negative) the Euro-Rate in effect two (2) Business Days before the Borrowing Date with respect to such Bid Loan. Interest on Euro-Rate Bid Loans shall be computed based on a year of 360 days and actual days elapsed.

                  Euro-Rate Interest Period shall mean the Interest Period applicable to a Euro-Rate Loan.

                  Euro-Rate Option shall mean either the Revolving Credit Euro-Rate Option, the Line of Credit Euro-Rate Option or the Bid Loan Euro-Rate Option.

                  Euro-Rate Reserve Percentage shall mean as of any day the maximum percentage in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) for determining the reserve requirements (including supplemental, marginal and emergency reserve requirements) with respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities") or a member bank in such System.

                  Event of Default shall mean any of the events described in
Section 9.1 and referred to therein as an "Event of Default."

                  Expiration Date shall mean either the Line of Credit Expiration Date or the Revolving Credit Expiration Date as the context indicates.

                  Facility Usage shall mean as of any date of determination the aggregate of outstanding amount of all Revolving Facility Usage plus the Line of Credit Loans as of such date.

                  Federal Funds Effective Rate for any day shall mean the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

                  Financial Projections shall have the meaning assigned to that term in Section 6.1.9(ii).

                  Fixed Rate shall mean a fixed interest rate quoted by a Bank in its Bid to apply to such Bank's Bid Loan over the term of such Bid Loan if such Bank's Bid is accepted.

                  Fixed Rate Bid Loan shall mean a Bid Loan that bears interest under the Bid Loan Fixed Rate Option.

                  Foreign Subsidiary shall mean any Subsidiary of the Borrower which is organized and under the laws of a country other than the United States.

                  GAAP shall mean generally accepted accounting principles as are in effect from time to time, subject to the provisions of Section 1.3, and applied on a consistent basis both as to classification of items and amounts.

                  Governmental Acts shall have the meaning assigned to that term in Section 2.10.8.

                  Guarantor shall mean KPMG Consulting, LLC and each of the other Subsidiaries of the Borrower (excluding Education Information Management Systems LLC, KPMG Enterprise Integration Services, LLC, KCI Funding Corporation and any Foreign Subsidiary which does not join this Agreement as a Guarantor) which is designated as a "Guarantor" on the signature page hereof and each other Person which joins this Agreement as a Guarantor after the date hereof pursuant to Section 11.18.

                  Guarantor Joinder shall mean a joinder by a Person as a Guarantor under this Agreement, the Guaranty Agreement and the other Loan Documents in the form of Exhibit 1.1(G)(1).

                  Guaranty of any Person shall mean any obligation of such Person guaranteeing or in effect guaranteeing any liability or obligation of any other Person in any manner, whether directly or indirectly, including any agreement to indemnify or hold harmless any other Person, any performance bond or other suretyship arrangement and any other form of assurance against loss, except endorsement of negotiable or other instruments for deposit or collection in the ordinary course of business.

                  Guaranty Agreement shall mean the Guaranty and Suretyship Agreement in substantially the form of Exhibit 1.1(G)(2) executed and delivered by each of the Guarantors to the Agent for the benefit of the Banks.

                  Historical Statements shall have the meaning assigned to that term in Section 6.1.9.

                  Indebtedness shall mean, as to any Person at any time and without duplication, any and all indebtedness, obligations or liabilities (whether matured or unmatured, liquidated or unliquidated, direct or indirect, absolute or contingent, or joint or several) of such Person for or in respect of: (i) borrowed money (excluding Indebtedness ("Approved Subordinated

Indebtedness") subordinated to the Indebtedness and other Obligations hereunder under the terms reviewed by and agreed to by the Agent and provided that the maturity of such Approved Subordinated Indebtedness or any portion thereof and every required payment of principal, whether conditional or unconditional, is due at least 90 days after the Revolving Credit Expiration Date), (ii) amounts raised under or liabilities in respect of any note purchase or acceptance credit facility, (iii) reimbursement obligations (contingent or otherwise) under any letter of credit, (iv) net liability arising from exposure under any currency swap agreement, interest rate swap, cap, collar or floor agreement or other hedging device unless such net liability results from a hedge which qualifies under FAS 133 as a hedge of foreign currency exposure, as calculated in accordance with Statement 133 of the Financial Accounting Standards Board, as amended, (v) any other transaction (including forward sale or purchase agreements, capitalized leases, conditional sales agreements and amounts outstanding under the PNC Receivables Purchase Facility or under any other asset securitization) having the commercial effect of a borrowing of money entered into by such Person to finance its operations or capital requirements (but not including trade payables and accrued expenses incurred in the ordinary course of business which are not represented by a promissory note or other evidence of indebtedness and which are not more than sixty (60) days past due), unless being reasonably contested by the Borrower or its Subsidiaries, or (vi) any Guaranty of Indebtedness for borrowed money.

                  Ineligible Security shall mean any security which may not be underwritten or dealt in by member banks of the Federal Reserve System under
Section 16 of the Banking Act of 1933 (12 U.S.C. Section 24, Seventh), as amended.

                  Insolvency Proceeding shall mean, with respect to any Person,
(a) a case, action or proceeding with respect to such Person (i) before any court or any other Official Body under any bankruptcy, insolvency, reorganization or other similar Law now or hereafter in effect, or (ii) for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or otherwise relating to the liquidation, dissolution, winding-up or relief of such Person, or (b) any general assignment for the benefit of creditors, composition, marshaling of assets for creditors, or other, similar arrangement in respect of such Person's creditors generally or any substantial portion of its creditors; undertaken under any Law.

                  Intercompany Subordination Agreement shall mean a Subordination Agreement among the Loan Parties in the form attached hereto as
Exhibit 1.1(I).

                  Interest Period shall mean either a Committed Loan Interest Period or a Bid Loan Interest Period.

                  Interest Rate Option shall mean the Committed Loan CD Rate Option, Committed Loan Euro-Rate Option, Bid Loan Euro-Rate Option, Bid Loan Fixed Rate Option, or the Base Rate Option.

                  Interim Statements shall have the meaning assigned to that term in Section 6.1.9 (i).

                  Internal Revenue Code shall mean the Internal Revenue Code of 1986, as the same may be amended or supplemented from time to time, and any successor statute of similar import, and the rules and regulations thereunder, as from time to time in effect.

                  Investment shall have the meaning assigned to such term in
Section 8.2.4.

                  Investment Amount shall mean the total amount of any Investment made by the Loan Parties in Persons other than the Loan Parties and shall mean all of the following with respect to any such Person: (i) investments or contributions by any of the Loan Parties directly or indirectly in or to the capital of or other payments to or for the benefit of such Person, each such investments or contributions to be valued at cost on the date on which such investment is made, (ii) loans by any of the Loan Parties directly or indirectly to such Person, (iii) guaranties by any of the Loan Parties directly or indirectly of the obligations of such Person, or (iv) other obligations, contingent or otherwise, of any of the Loan Parties to or for the benefit of such Person.

                  Investment Grade Debt Rating shall mean a Debt Rating by Moody's of at least Baa3 or by Standard & Poor of at least BBB. The Borrower shall be deemed to have an Investment Grade Debt Rating for purposes of this Agreement when it has received ratings by either Standard & Poor's or Moody's and such rating meets the requirements in the preceding sentence. The Borrower shall be deemed to cease to have an Investment Grade Debt Rating if both Moody's and Standard & Poor's cease to provide a Debt Rating for the Borrower or provide a Debt Rating for the Borrower but the Debt Rating is below the required minimum rating set forth in the first sentence above.

                  IPO shall mean the initial public offering of the common stock of the Borrower registered under the Securities Act of 1933, as amended.

                  Labor Contracts shall mean all employment agreements, employment contracts, collective bargaining agreements and other agreements among any Loan Party or Subsidiary of a Loan Party and its employees governing the terms of their employment.

                  Law shall mean any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, opinion, release, ruling, order, injunction, writ, decree, bond, judgment, authorization or approval, lien or award of or settlement agreement with any Official Body.

                  Letter of Credit shall have the meaning assigned to that term in Section 2.10.1.

                  Letter of Credit Borrowing shall have the meaning assigned to such term in Section 2.10.3.4.

                  Letter of Credit Fee shall have the meaning assigned to that term in Section 2.10.2.

                  Letters of Credit Outstanding shall mean at any time the sum of (i) the aggregate undrawn face amount of outstanding Letters of Credit and
(ii) the aggregate amount of all unpaid and outstanding Reimbursement Obligations and Letter of Credit Borrowings.

                  Leverage Ratio shall mean as of any date of determination, the ratio of consolidated Indebtedness of the Borrower and its Subsidiaries existing as of such date to their Consolidated EBITDA for the period specified below subject to the adjustments specified below:

          Date of Determination                         Period During Which Consolidated EBITDA
                                                                shall be measured/Adjustment

    Closing Date through June 29, 2000                 Two months ending March 31, 2000 multiplied
                                                                            by 6

  June 30, 2000 through September 29, 2000             Quarter ending June 30, 2000 multiplied by 4

September 30, 2000 through December 30, 2000              Two Quarters ending September 30, 2000
                                                                       multiplied by 2

  December 31, 2000 through March 30, 2001                Three Quarters ending December 31, 2000
                                                                       multiplied by 4/3

       March 31, 2001 and thereafter                  Four quarters ending on the quarter end if the
                                                      date of determination is a quarter-end and four
                                                        quarters ending on the immediately preceding
                                                      quarter end if the date of determination is not a
                                                                quarter end.--no adjustment

                  Lien shall mean any mortgage, deed of trust, pledge, lien, security interest, charge or other encumbrance or security arrangement of any nature whatsoever, whether voluntarily or involuntarily given, including any conditional sale or title retention arrangement, and any assignment, deposit arrangement or lease intended as, or having the effect of, security and any filed financing statement or other notice of any of the foregoing (whether or not a lien or other encumbrance is created or exists at the time of the filing).

                  Line of Credit Base Rate Option shall mean the option of the Borrower to have Line of Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 4.1.1(b)(i).

                  Line of Credit CD Rate Option shall mean the option of the Borrower to have Line of Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 4.1.1(b)(iii).

                  Line of Credit Commitment shall mean, as to any Bank at any time, the amount initially set forth opposite its name on Schedule 1.1(B) in the column labeled "Amount of Commitment for Line of Credit Loans," and thereafter on Schedule I to the most recent Assignment and Assumption Agreement, and Line of Credit Commitments shall mean the aggregate Line of Credit Commitments of all of the Banks.

                  Line of Credit Commitment Fee shall mean the percentage rate per annum at the indicated level of Leverage Ratio as set forth in the Pricing Grid in Schedule 1.1(A) below the heading " Line of Credit Commitment Fee shall be computed in accordance with the parameters set forth in Schedule 1.1(A).

                  Line of Credit Euro-Rate Option shall mean the option of the Borrower to have Line of Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 4.1.1(b)(ii).

                  Line of Credit Expiration Date shall mean, with respect to the Line of Credit Commitment, May 23, 2001.

                  Line of Credit Loans shall mean collectively and Line of Credit Loan shall mean separately all Line of Credit Loans or any Line of Credit Loan made by the Banks to the Borrower pursuant to Section 3.

                  Line of Credit Notes shall mean collectively and Line of Credit Note shall mean separately all the Line of Credit Notes of the Borrower in the form of Exhibit 1.1(L) evidencing the Line of Credit Loans together with all amendments, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part.

                  LLC Interests shall have the meaning given to such term in
Section 6.1.3.

                  Loan Documents shall mean this Agreement, the Agent's Letter, the Guaranty Agreement, the Intercompany Subordination Agreement, the Notes, the Pledge Agreement, the Security Agreement--Promissory Notes and any other instruments, certificates or documents delivered or contemplated to be delivered hereunder or thereunder or in connection herewith or therewith, as the same may be supplemented or amended from time to time in accordance herewith or therewith, and Loan Document shall mean any of the Loan Documents.

                  Loan Parties shall mean the Borrower and the Guarantors and each domestic Subsidiary acquired pursuant to a Permitted Acquisition which will be required to join this Credit Agreement as a Guarantor within 30 days or less of such Permitted Acquisition and the due date for such delivery has not yet occurred.

                  Loan Request shall mean either a Bid Loan Request or a Committed Loan Request.

                  Loans shall mean collectively and Loan shall mean separately all Revolving Credit Loans, Line of Credit Loans, , Bid Loans or Swing Loans, or any Revolving Credit Loan, Line of Credit Loan, Bid Loan or Swing Loan.

                  Material Adverse Change shall mean any set of circumstances or events which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of this Agreement or any other Loan Document, (b) is or could reasonably be expected to be material and adverse to the business, properties, assets, financial condition, results of operations of the Loan Parties taken as a whole, (c) impairs materially or could reasonably be expected to impair materially the ability of the Loan Parties taken as a whole to duly and punctually pay or perform its Indebtedness, or (d) impairs materially or could reasonably be expected to impair materially the ability of the Agent or any of the Banks, to the extent permitted, to enforce their legal remedies pursuant to this Agreement or any other Loan Document.

                  Material Aggregate of Non-Material Subsidiaries shall mean as of any date of determination any group of Subsidiaries of the Borrower if either
(i) during the four (4) fiscal quarters ending on or immediately preceding the date of determination (the "Preceding Four Quarters") the gross revenues of such Subsidiaries collectively equaled or exceeded 10% of the consolidated gross revenues of the Borrower and its Subsidiaries, or (ii) as of any quarter ending during the Preceding Four Quarters the total assets of such Subsidiaries equaled or exceeded 10% of the total consolidated assets of the Borrower and its Subsidiaries.

                  Material Subsidiary shall mean as of any date of determination any Subsidiary of the Borrower if either (i) during the four (4) fiscal quarters ending on or immediately preceding the date of determination (the "Preceding Four Quarters") the gross revenues of such Subsidiary equaled or exceeded 5% of the consolidated gross revenues of the Borrower and its Subsidiaries, or (ii) as of any quarter ending during the Preceding Four Quarters the total assets of such Subsidiary equaled or exceeded 5% of the total consolidated assets of the Borrower and its Subsidiaries.

                  Month, with respect to a Euro-Rate Loan Interest Period under the Euro-Rate Option, shall mean the interval between the days in consecutive calendar months numerically corresponding to the first day of such Euro-Rate Loan Interest Period. If any Euro-Rate Loan Interest Period begins on a day of a calendar month for which there is no numerically corresponding day in the month in which such Euro-Rate Loan Interest Period is to end, the final month of such Euro-Rate Loan Interest Period shall be deemed to end on the last Business Day of such final month.

                  Moody's shall mean Moody's Investors Service, Inc. and its successors.

                  Multiemployer Plan shall mean any employee benefit plan which is a "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA and to which the Borrower or any member of the ERISA Group is then making or accruing an obligation to make contributions or, within the preceding five Plan years, has made or had an obligation to make such contributions.

                  Multiple Employer Plan shall mean a Plan which has two or more contributing sponsors (including the Borrower or any member of the ERISA Group) at least two of whom are not under common control, as such a plan is described in Sections 4063 and 4064 of ERISA.

                  Net Income Available to Managing Directors shall mean as of any period of determination, the sum of Net Income After Tax, plus Managing Directors Bonus Expense and less the amount of dividends paid under the Cisco Preferred Stock. (Net Income After Tax will be as reported in the Borrower's financial statements. Managing Directors Bonus Expense will be determined from the schedule provided by management, substantially in the form of Exhibit 1.1(N)).

                  Notes shall mean the Revolving Credit Notes, Line of Credit Notes, Bid Notes and Swing Note.

                  notices shall have the meaning assigned to that term in
Section 11.6.

                  Obligation shall mean any obligation or liability of any of the Loan Parties to the Agent or any of the Banks, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, under or in connection with this Agreement, the Notes, the Letters of Credit, the Agent's Letter or any other Loan Document.

                  Offered Amount shall have the meaning assigned to such term in
Section 2.12.2.

                  Offered Rate Option shall mean the rate of interest quoted from time to time by PNC Bank to the Borrower and accepted by the Borrower with respect to a Swing Loan.

                  Official Body shall mean any national, federal, state, local or other government or political subdivision or any agency, authority, board, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.

                  Participation Advance shall mean, with respect to any Bank, such Bank's payment in respect of its participation in a Letter of Credit Borrowing according to its Ratable Share pursuant to Section 2.10.3.

                  Partnership Interests shall have the meaning given to such term in Section 6.1.3.

                  PBGC shall mean the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA or any successor.

                  Permitted Acquisitions shall have the meaning assigned to such term in Section 8.2.6.

                  Permitted Investments shall mean:

                  (i) direct obligations of the United States of America or any agency or instrumentality thereof or obligations backed by the full faith and credit of the United States of America maturing in twelve (12) months or less from the date of acquisition;

                  (ii) commercial paper maturing in 180 days or less rated not lower than A-1, by Standard & Poor's or P-1 by Moody's Investors Service, Inc. on the date of acquisition;

                  (iii) demand deposits, time deposits or certificates of deposit maturing within one year in commercial banks whose obligations are rated A-1, A or the equivalent or better by Standard & Poor's on the date of acquisition; and

                  (iv) mutual funds that invest substantially all of their assets in investments described in clauses (i) through (iii) above.

                  Permitted Liens shall mean:

                  (i) Liens for taxes, assessments, or similar charges, incurred in the ordinary course of business and which are not yet due and payable;

                  (ii) Pledges or deposits made in the ordinary course of business to secure payment of workmen's compensation, or to participate in any fund in connection with workmen's compensation, unemployment insurance, old-age pensions or other social security programs;

                  (iii) Liens of mechanics, materialmen, warehousemen, carriers, or other like Liens, securing obligations incurred in the ordinary course of business that are not yet due and payable and Liens of landlords securing obligations to pay lease payments that are not yet due and payable or in default;

                  (iv) Good-faith pledges or deposits made in the ordinary course of business to secure performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, not in excess of the aggregate amount due thereunder, or to secure statutory obligations, or surety, appeal, indemnity, performance or other similar bonds required in the ordinary course of business;

                  (v) Encumbrances consisting of zoning restrictions, easements or other restrictions on the use of real property, none of which materially impairs the use of such property or the value thereof, and none of which is violated in any material respect by existing or proposed structures or land use;

                  (vi) Liens, security interests and mortgages in favor of the Agent for the benefit of the Banks;

                  (vii) Liens on property leased by any Loan Party or Subsidiary of a Loan Party under capital leases permitted in Section 8.2.14 and under operating leases securing obligations of such Loan Party or Subsidiary to the lessor under such leases;

                  (viii) Liens on receivables and other assets, or sales of such assets, incurred, granted or made pursuant to the PNC Receivables Purchase Facility;

                  (ix) Any Lien existing on the date of this Agreement and described on Schedule 1.1(P), provided that the principal amount secured thereby is not hereafter increased, and no additional assets become subject to such Lien;

                  (x) Purchase Money Security Interests, provided that the aggregate amount of loans and deferred payments secured by such Purchase Money Security Interests shall not exceed $25,000,000 (excluding for the purpose of this computation any loans or deferred payments secured by Liens described on
Schedule 1.1(P)); and

                  (xi) The following, (A) if the validity or amount thereof is being contested in good faith by appropriate and lawful proceedings diligently conducted so long as levy and execution thereon have been stayed and continue to be stayed or (B) if a final judgment is entered and such judgment is discharged or stayed from execution within thirty (30) days of entry, and in either case they do not in the aggregate, materially impair the ability of any Loan Party to perform its Obligations hereunder or under the other Loan Documents:

                           (1) Claims or Liens for taxes, assessments or charges
                  due and payable and subject to interest or penalty, provided that the applicable Loan Party maintains such reserves or other appropriate provisions as shall be required by GAAP and pays all such taxes, assessments or charges forthwith upon the commencement of proceedings to foreclose any such Lien;

                           (2) Claims, Liens or encumbrances upon, and defects
                  of title to, real or personal property, including any attachment of personal or real property or other legal process prior to adjudication of a dispute on the merits;

                           (3) Claims or Liens of mechanics, materialmen,
                  warehousemen, carriers, or other statutory nonconsensual Liens; or

                           (4) Liens resulting from final judgments or orders
                  described in Section 9.1.6.

                  (xii) Liens on assets of businesses acquired pursuant to Permitted Acquisitions, provided that the Indebtedness secured by such Liens is permitted hereunder and does not exceed $40,000,000 in the aggregate, the amount thereof is not increased and the Liens securing such Indebtedness are not extended to other assets after the date of such Permitted Acquisition

                  Person shall mean any individual, corporation, partnership, limited liability company, association, joint-stock company, trust, unincorporated organization, joint venture, government or political subdivision or agency thereof, or any other entity.

                  Plan shall mean at any time an employee pension benefit plan (including a Multiple Employer Plan, but not a Multiemployer Plan) which is covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Internal Revenue Code and either (i) is maintained by any member of the ERISA Group for employees of any member of the ERISA Group or
(ii) has at any time within the preceding five years been maintained by any entity which was at such time a member of the ERISA Group for employees of any entity which was at such time a member of the ERISA Group.

                  Pledge Agreement shall mean a pledge agreement for the pledge of the stock of Foreign Subsidiaries in a form reasonably acceptable to the Agent. The Borrower shall deliver an opinion of its counsel (which at the request of the Agent shall include opinions of applicable "local" foreign counsel) addressing the matters relating to corporate organization (if applicable), and execution and enforceability of the Pledge Agreement by or against the pledgor (the form of such opinion may be similar to the opinion of counsel delivered on the Closing Date) and addressing creation and perfection of liens under such Pledge Agreement, and shall deliver a secretary's certificate and any other documents described in Section 7, in each case as may be reasonably requested by the Agent.

                  Pledged Foreign Subsidiary shall have the meaning assigned to such term in Section 8.2.4.

                  PNC Bank shall mean PNC Bank, National Association, its successors and assigns.

                  PNC Receivables Purchase Facility shall mean that certain $200,000,000 receivables Purchase facility dated May 22, 2000 among the Borrower, as servicer, KPMG Consulting, LLC, as originator, KCI Funding Corporation, as the seller, Market Street Funding Corporation as the purchaser and PNC Bank as the program administrator and liquidity agent and the other parties thereto.

                  Post-IPO Base Net Worth shall be computed on and after the date of the IPO and shall mean the sum of

                  (A) the greater of (i) 80% of Consolidated Net Worth immediately after the IPO (and giving effect thereto) or (ii) $360,000,000,

                  plus

                  (B) plus 50% of consolidated net income of the Borrower and its Subsidiaries for each fiscal quarter in which net income was earned plus 80% of the net increase in Consolidated

Net Worth resulting from the issuance of any equity securities by the Borrower, in each instance for the period from the date of the IPO through the date of determination.

                  Potential Default shall mean any event or condition which with notice or passage of time would constitute an Event of Default.

                  Pre-IPO Base Net Worth shall be computed prior to the date of the IPO and shall mean the sum of

                  (A) the greater of (i) 85% of Adjusted Consolidated Net Worth on March 31, 2000 or (ii) $360,000,000,

                  plus

                  (B) 80% of the net increase in Adjusted Consolidated Net Worth resulting from the issuance of any equity securities by the Borrower, in each instance for the period from March 31, 2000 through the date of determination.

                  Principal Office shall mean the main banking office of the Agent in Pittsburgh, Pennsylvania.

                  Prohibited Transaction shall mean any prohibited transaction as defined in Section 4975 of the Internal Revenue Code or Section 406 of ERISA that is not exempt under Section 408 of ERISA.

                  Property shall mean all real property, both owned and leased, of any Loan Party or Subsidiary of a Loan Party.

                  Purchase Money Security Interest shall mean Liens upon tangible personal property securing loans to any Loan Party or Subsidiary of a Loan Party or deferred payments by such Loan Party or Subsidiary for the purchase of such tangible personal property.

                  Purchasing Bank shall mean a Bank which becomes a party to this Agreement by executing an Assignment and Assumption Agreement.

                  Ratable Share shall mean the proportion that a Bank's Commitment (excluding the Swing Loan Commitment) bears to the Commitments (excluding the Swing Loan Commitments) of all of the Banks.

                  Regulation U shall mean Regulation U, T or X as promulgated by the Board of Governors of the Federal Reserve System, as amended from time to time.

                  Reimbursement Obligation shall have the meaning assigned to such term in Section 2.10.3.2.

                  Reportable Event shall mean a reportable event described in
Section 4043 of ERISA and regulations thereunder with respect to a Plan or Multiemployer Plan for which the 30 day reporting requirement is not waived by regulation.

                  Requested Amount shall have the meaning assigned to such term in Section 2.12.1.

                  Required Banks shall mean

                  (A) if there are no Loans, Reimbursement Obligations or Letter of Credit Borrowings outstanding, Required Banks shall mean Banks whose Commitments (excluding the Swing Loan Commitments) aggregate at least 51% of the Commitments of all of the Banks, or

                  (B) if there are Loans, Reimbursement Obligations, or Letter of Credit Borrowings outstanding, Required Banks shall mean

                           (i) prior to a termination of the Commitments
hereunder pursuant to Section 9.2.1 or 9.2.2, any Bank or group of Banks if the sum of the Committed Loans (excluding the Swing Loans), Reimbursement Obligations and Letter of Credit Borrowings of such Banks then outstanding aggregates at least 51% of the total principal amount of all of the Committed Loans (excluding the Swing Loans), Reimbursement Obligations and Letter of Credit Borrowings then outstanding. Reimbursement Obligations and Letter of Credit Borrowings shall be deemed, for purposes of this definition, to be in favor of PNC Bank and not a participating Bank if such Bank has not made its Participation Advance in respect thereof and shall be deemed to be in favor of such Bank to the extent of its Participation Advance if it has made its Participation Advance in respect thereof.

                           (ii) after a termination of the Commitments hereunder
pursuant to Section 9.2.1 or 9.2.2, any Bank or group of Banks if the sum of the Loans, Reimbursement Obligations and Letter of Credit Borrowings of such Banks then outstanding aggregates at least 51% of the total principal amount of all of the Loans, Reimbursement Obligations and Letter of Credit Borrowings then outstanding.

                  Required Share shall have the meaning assigned to such term in
Section 5.6.

                  Revolving Credit Base Rate Option shall mean the option of the Borrower to have Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 4.1.1(a)(i).

                  Revolving Credit CD Rate Option shall mean the option of the Borrower to have Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 4.1.1(a)(iii).

                  Revolving Credit Commitment shall mean, as to any Bank at any time, the amount initially set forth opposite its name on Schedule 1.1(B) in the column labeled "Amount of Commitment for Revolving Credit Loans, "and thereafter on Schedule I to the most recent Assignment and Assumption Agreement, and Revolving Credit Commitments shall mean the aggregate Revolving Credit Commitments of all of the Banks.

                  Revolving Credit Commitment Fee shall mean the percentage rate per annum at the indicated level of Leverage Ratio as set forth in the Pricing Grid in Schedule 1.1(A) below the heading "Revolving Credit Commitment Fees" shall be computed in accordance with the parameters set forth in Schedule 1.1(A).

                  Revolving Credit Euro-Rate Option shall mean the option of the Borrower to have Revolving Credit Loans bear interest at the rate and under the terms and conditions set forth in Section 4.1.1(a)(ii).

                  Revolving Credit Expiration Date shall mean, with respect to the Revolving Credit Commitments, May 24, 2004.

                  Revolving Credit Loans shall mean collectively and Revolving Credit Loan shall mean separately all Revolving Credit Loans or any Revolving Credit Loan made by the Banks or one of the Banks to the Borrower pursuant to
Section 2.1 or 2.10.3. A Bid Loan is not a Revolving Credit Loan, except that it will be treated as a Revolving Credit Loan following a termination of the Commitments hereunder pursuant to Section 9.2.1 or 9.2.2 as provided in Section 9.3.

                  Revolving Credit Notes shall mean collectively and Revolving Credit Note shall mean separately all the Revolving Credit Notes of the Borrower in the form of Exhibit 1.1(R) evidencing the Revolving Credit Loans together with all amendments, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part.

                  Revolving Facility Usage shall mean as of any date of determination the sum of the Revolving Credit Loans, Swing Loans and Letters of Credit Outstanding on such date.

                  Security Agreement--Promissory Notes shall mean the Security Agreement in a form reasonably acceptable to the Agent, pursuant to which the Borrower shall pledge its rights under its promissory notes from its Subsidiaries which are not Loan Parties. The Borrower shall deliver an opinion of its counsel addressing the matters relating to and execution and enforceability of the Security Agreement--Promissory Notes by or against the pledgor (the form of such opinion may be similar to the opinion of counsel delivered on the Closing Date) and addressing creation and perfection of liens under such Security Agreement--Promissory Notes, and shall deliver any other documents described in Section 7, in each case as may be reasonably requested by the Agent.

                  Separation Agreements shall mean collectively the Separation Agreement dated December 29, 1999, the Outsourcing Agreement dated as of January 31, 2000, and the Division of Services Agreement dated as of January 31, 2000, between Borrower and KPMG LLP.

                  Settlement Date shall mean any Business Day on which the Agent elects to effect settlement pursuant to Section 5.6.

                  Shares shall have the meaning assigned to that term in Section 6.1.2.

                  Solvent shall mean, with respect to any Person on a particular date, that on such date (i) the fair value of the property of such Person on a going concern basis is greater than the total amount of liabilities, including, without limitation, contingent liabilities, of such Person, (ii) the present fair saleable value of the assets on a going concern basis of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (iii) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business, (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature, and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which such Person is engaged. In computing the amount of contingent liabilities at any time, it is intended that such liabilities will be computed at the amount which, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

                  Standard & Poor's shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

                  Standby Letter of Credit shall mean a Letter of Credit issued to support obligations of one or more of the Loan Parties, contingent or otherwise, which finance the working capital and business needs of the Loan Parties incurred in the ordinary course of business.

                  Subsidiary of any Person at any time shall mean (i) any corporation or trust of which 50% or more (by number of votes) of the outstanding capital stock or shares of beneficial interest normally entitled to vote for the election of more directors or trustees (regardless of any contingency which does or may suspend or dilute the voting rights) is at such time owned directly or indirectly by such Person or one or more of such Person's Subsidiaries, (ii) any partnership of which such Person is a general partner or of which 50% or more of the partnership interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries,
(iii) any limited liability company of which such Person is a member or of which 50% or more of the limited liability company interests is at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries or (iv) any corporation, trust, partnership, limited liability company or other entity which is controlled by such Person or one or more of such Person's Subsidiaries.

                  Subsidiary Shares shall have the meaning assigned to that term in Section 6.1.3.

                  Swing Loan Commitment shall mean PNC Bank's commitment to make Swing Loans to the Borrower pursuant to Section 2.1.2 hereof in an aggregate principal amount up to $20,000,000.

                  Swing Loan Interest Period shall mean the period of time selected by the Borrower in connection with any Swing Loan Request. Subject to the last sentence of this definition, such period shall (i) be no less than one
(1) and no more than seven (7) days, (ii) shall end on a Business Day, and (iii) shall end on or before the Revolving Credit Expiration Date.

                  Swing Loan Note shall mean the Swing Loan Note of the Borrower in the form of Exhibit 1.1(S) evidencing the Swing Loans, together with all amendments, extensions, renewals, replacements, refinancings or refundings thereof in whole or in part.

                  Swing Loan Request shall mean a request for Swing Loans made in accordance with Section 2.4.2 hereof.

                  Swing Loans shall mean collectively and Swing Loan shall mean separately all Swing Loans or any Swing Loan made by PNC Bank to the Borrower pursuant to Section 2.1.2 hereof.

                  Syndications Period shall mean the period between the Closing Date and the date which is one hundred twenty (120) days after the Closing Date.

                  Total Capitalization shall mean as of any date of determination, the sum of (i) Indebtedness which has a maturity in excess of 270 days, plus (ii) stockholders equity (including preferred stock), plus (iii) Approved Subordinated Indebtedness.

                  Transferor Bank shall mean the selling Bank pursuant to an Assignment and Assumption Agreement.

         1.2 Construction.

                  Unless the context of this Agreement otherwise clearly requires, the following rules of construction shall apply to this Agreement and each of the other Loan Documents:

                  1.2.1. Number; Inclusion.

                         references to the plural include the singular, the
plural, the part and the whole; "or" has the inclusive meaning represented by the phrase "and/or," and "including" has the meaning represented by the phrase "including without limitation";

                  1.2.2. Determination.

                         references to "determination" of or by the Agent or the
Banks shall be deemed to include good-faith estimates by the Agent or the Banks (in the case of quantitative determinations) and good-faith beliefs by the Agent or the Banks (in the case of qualitative determinations) and such determination shall be conclusive absent manifest error;

                  1.2.3. Agent's Discretion and Consent.

                         whenever the Agent or the Banks are granted the right
herein to act in its or their sole discretion or to grant or withhold consent such right shall be exercised in good faith;

                  1.2.4. Documents Taken as a Whole.

                         the words "hereof," "herein," "hereunder," "hereto" and
similar terms in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document as a whole and not to any particular provision of this Agreement or such other Loan Document;

                  1.2.5. Headings.

                         the section and other headings contained in this
Agreement or such other Loan Document and the Table of Contents (if any), preceding this Agreement or such other Loan Document are for reference purposes only and shall not control or affect the construction of this Agreement or such other Loan Document or the interpretation thereof in any respect;

                  1.2.6. Implied References to this Agreement.

                         article, section, subsection, clause, schedule and
exhibit references are to this Agreement or other Loan Document, as the case may be, unless otherwise specified;

                  1.2.7. Persons.

                         reference to any Person includes such Person's
successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement or such other Loan Document, as the case may be, and reference to a Person in a particular capacity excludes such Person in any other capacity;

                  1.2.8. Modifications to Documents.

                         reference to any agreement (including this Agreement
and any other Loan Document together with the schedules and exhibits hereto or thereto), document or instrument means such agreement, document or instrument as amended, modified, replaced, substituted for, superseded or restated;

                  1.2.9. From, To and Through.

                         relative to the determination of any period of time,
"from" means "from and including," "to" means "to but excluding," and "through" means "through and including"; and

                  1.2.10. Shall; Will.

                         references to "shall" and "will" are intended to have
the same meaning.

         1.3 Accounting Principles.

                  Except as otherwise provided in this Agreement, all computations and determinations as to accounting or financial matters and all financial statements to be delivered pursuant to this Agreement shall be made and prepared in accordance with GAAP (including principles of consolidation where appropriate), and all accounting or financial terms shall have the meanings ascribed to such terms by GAAP; provided, however, that all accounting terms used in Section 8.2 [Negative Covenants] (and all defined terms used in the definition of any accounting term used in Section 8.2) shall have the meaning given to such terms (and defined terms) under GAAP as in effect on the date hereof applied on a basis consistent with those used in preparing the Annual Statements referred to in Section 6.1.9(i) [Historical Statements]. In the event of any change after the date hereof in GAAP, and if such change would result in the inability to determine compliance with the financial covenants set forth in Section 8.2 based upon the Borrower's regularly prepared financial statements by reason of the preceding sentence, then the parties hereto agree to endeavor, in good faith, to agree upon an amendment to this Agreement that would adjust such financial covenants in a manner that would not affect the substance thereof, but would allow compliance therewith to be determined in accordance with the Borrower's financial statements at that time.

                  2. REVOLVING CREDIT AND SWING LOAN FACILITIES

         2.1 Revolving Credit Commitments and Swing Loan Commitment.

                  2.1.1. Revolving Credit Loans.

                         Subject to the terms and conditions hereof and relying
upon the representations and warranties herein set forth, each Bank severally agrees to make Revolving Credit Loans to the Borrower at any time or from time to time on or after the date hereof to the Revolving Credit Expiration Date provided that after giving effect to any such Loan (i) the aggregate amount of Revolving Credit Loans from such Bank shall not exceed such Bank's Revolving Credit Commitment minus such Bank's Ratable Share of the Letters of Credit Outstanding and (ii) the Revolving Facility Usage shall not exceed the Revolving Credit Commitments. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1.

                  2.1.2. Swing Loan Commitment.

                         Subject to the terms and conditions hereof and relying
upon the representations and warranties herein set forth, and in order to facilitate loans and repayments between Settlement Dates, PNC Bank shall, make swing loans (the "Swing Loans") to the Borrower at any time or from time to time after the date hereof to, but not including, the Revolving Credit Expiration Date, in an aggregate principal amount up to but not in excess of $20,000,000 (the "Swing Loan Commitment"), provided that after giving effect to such Swing Loans the Revolving Facility Usage shall not exceed the Revolving Credit Commitments. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 2.1.2.

         2.2 Nature of Banks' Obligations with Respect to Revolving Credit
Loans.

                         Each Bank shall be obligated to participate in each
request for Revolving Credit Loans pursuant to Section 2.4.1 [Revolving Credit Loan Requests] in accordance with its Ratable Share. The aggregate of each Bank's Revolving Credit Loans outstanding hereunder to the Borrower at any time shall never exceed its Revolving Credit Commitment minus its Ratable Share of the Letters of Credit Outstanding. The obligations of each Bank hereunder are several. The failure of any Bank to perform its obligations hereunder shall not affect any other Bank's commitment or the Obligations of the Borrower to any other party nor shall any other party be liable for the failure of such Bank to perform its obligations hereunder. The Banks shall have no obligation to make Revolving Credit Loans hereunder on or after the Revolving Credit Expiration Date.

         2.3 Commitment Fees.

                         Accruing from the date hereof until the Revolving
Credit Expiration Date, the Borrower agrees to pay to the Agent for the account of each Bank, as consideration for such Bank's Revolving Credit Commitment hereunder, a nonrefundable commitment fee equal to the Applicable Commitment Fee Rate (computed on the basis of a year of 360 days and actual days elapsed) on the average daily difference between the amount of (i) such Bank's Revolving Credit Commitment as the same may be constituted from time to time and the (ii) the sum of such Bank's Revolving Credit Loans and its Swing Loans outstanding plus its Ratable Share of Letters of Credit Outstanding. All Revolving Credit Commitment Fees shall be payable in arrears on the first Business Day of each July, October, January and April after the date hereof and on the Revolving Credit Expiration Date or upon acceleration of the Notes.

         2.4 Revolving Credit Loan Requests; Swing Loan Requests.

                  2.4.1. Revolving Credit Loan Requests.

                         Except as otherwise provided herein, the Borrower may
from time to time prior to the Revolving Credit Expiration Date request the Banks to make Revolving Credit Loans, or renew or convert the Interest Rate Option applicable to existing Revolving Credit

Loans pursuant to Section 4.2 [Interest Periods], by delivering to the Agent, not later than (i) 12:00 Noon, Pittsburgh time, three (3) Business Days prior to the proposed Borrowing Date with respect to the making of Revolving Credit Loans to which the CD Rate Option or the Euro-Rate Option applies or the conversion to or the renewal of the CD Rate Option or the Euro-Rate Option for any Loans; and
(ii) 2:00 p.m., Pittsburgh time one (1) Business Day prior to either the proposed Borrowing Date with respect to the making of a Revolving Credit Loan to which the Base Rate Option applies or the last day of the preceding Interest Period with respect to the conversion to the Base Rate Option for any Loan, of a duly completed request therefor substantially in the form of Exhibit 2.4.1 or a request by telephone immediately confirmed in writing by letter, facsimile or telex in such form (each, a "Committed Loan Request"), it being understood that the Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Committed Loan Request shall be irrevocable and shall specify (i) the proposed Borrowing Date; (ii) the aggregate amount of the proposed Loans comprising each Borrowing Tranche, which shall be in integral multiples of $1,000,000 and not less than $5,000,000 for each Borrowing Tranche to which the CD Rate Option or the Euro-Rate Option applies and not less than the lesser of $1,000,000 or the maximum amount available for Borrowing Tranches to which the Base Rate Option applies; (iii) whether the CD Rate Option, the Euro-Rate Option or the Base Rate Option shall apply to the proposed Loans comprising the applicable Borrowing Tranche; and (iv) in the case of a Borrowing Tranche to which the CD Rate Option or the Euro-Rate Option applies, an appropriate Interest Period for the Loans comprising such Borrowing Tranche.

                  2.4.2. Swing Loan Requests.

                         Except as otherwise provided herein, the Borrower may
from time to time prior to the Revolving Credit Expiration Date request PNC Bank to make Swing Loans by delivery to PNC Bank not later than 2:00 p.m., Pittsburgh time on the proposed Borrowing Date of a duly completed request therefor substantially in the form of Exhibit 2.4.2 hereto or a request by telephone immediately confirmed in writing by letter, facsimile or telex (each, a "Swing Loan Request"), it being understood that the PNC Bank may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Swing Loan Request shall be irrevocable and shall specify (i) the proposed Borrowing Date, (ii) the Swing Loan Interest Period, and (iii) the principal amount of such Swing Loan, which shall be not less than $500,000 and shall be an integral multiple of $100,000.

         2.5 Making Revolving Credit Loans and Swing Loans.

                  2.5.1. Revolving Credit Loan Requests.

                  The Agent shall, promptly after receipt by it of a Committed Loan Request pursuant to Section 2.4 [Revolving Credit Loan Requests], notify the Banks of its receipt of such Revolving Credit Loan Request specifying: (i) the proposed Borrowing Date and the time and method of disbursement of the Revolving Credit Loans requested thereby; (ii) the amount and type of each such Revolving Credit Loan and the applicable Interest Period (if any); and (iii) the apportionment among the Banks of such Revolving Credit Loans as determined by the Agent in accordance with Section 2.2 [Nature of Banks' Obligations]. Each Bank shall remit the principal amount of each Revolving Credit Loan to the Agent such that the Agent is able to, and the Agent shall, to the extent the Banks have made funds available to it for such purpose and subject to Section 7.2 [Each Additional Loan], fund such Revolving Credit Loans to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 2:00 p.m., Pittsburgh time, on the applicable Borrowing Date, provided that if any Bank fails to remit such funds to the Agent in a timely manner, the Agent may elect in its sole discretion to fund with its own funds the Revolving Credit Loans of such Bank on such Borrowing Date, and such Bank shall be subject to the repayment obligation in Section 10.16 [Availability of Funds].

                  2.5.2. Making Swing Loans: Repayment.

                  So long as PNC Bank makes Swing Loans, PNC Bank shall, after receipt by it of a Swing Loan Request pursuant to Section 2.4.2, fund such Swing Loan to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 3 p.m. Pittsburgh time on the Borrowing Date, such request to specify the Interest Period (which shall also be the due date (the "Swing Loan Due Date" for such Swing Loan). Swing Loans shall bear interest at the Offered Rate Option. Swing Loans shall be repaid on the Swing Loan Due Date or such earlier times as may be specified in this Agreement.

         2.6 Revolving Credit Notes.

                  The Obligation of the Borrower to repay the aggregate unpaid principal amount of the Revolving Credit Loans made to it by each Bank, together with interest thereon, shall be evidenced by a Revolving Credit Note dated the Closing Date payable to the order of such Bank in a face amount equal to the Revolving Credit Commitment of such Bank.

         2.7 Swing Loan Note.

                  The obligation of the Borrower to repay the unpaid principal amount of the Swing Loans made to it by PNC Bank together with interest thereon shall be evidenced by a promissory note of the Borrower dated the Closing Date in substantially the form attached hereto as Exhibit 1.1(S) payable to the order of PNC Bank in a face amount equal to the Swing Loan Commitment.

         2.8 Use of Proceeds.

                  The proceeds of the Revolving Credit Loans shall be used for general corporate purposes and in accordance with Section 8.1.10 [Use of Proceeds].

         2.9 Borrowings to Repay Swing Loans.

                  PNC Bank may, at its option, exercisable at any time for any reason whatsoever, demand repayment of the Swing Loans, and each Bank shall make a Revolving Credit Loan in an amount equal to such Bank's Ratable Share of the aggregate principal amount of the outstanding

Swing Loans, plus, if PNC Bank so requests, accrued interest thereon, provided that no Bank shall be obligated in any event to make Revolving Credit Loans in excess of its Revolving Credit Commitment. Revolving Credit Loans made pursuant to the preceding sentence shall bear interest at the Base Rate Option and shall be deemed to have been properly requested in accordance with Section 2.4.1 without regard to any of the requirements of that provision. PNC Bank shall provide notice to the Banks (which may be telephonic or written notice by letter, facsimile or telex) that such Revolving Credit Loans are to be made under this Section 2.9 and of the apportionment among the Banks, and the Banks shall be unconditionally obligated to fund such Revolving Credit Loans (whether or not the conditions specified in Section 2.4.1 are then satisfied and whether or not an Event of Default or Potential Default (including any Event of Default specified in Section 9.1.13 or 9.1.14) by the time PNC Bank so requests, which shall not be earlier than 3:00 p.m. Pittsburgh time on the Business Day next after the date the Banks receive such notice from PNC Bank.

         2.10 Letter of Credit Subfacility.


                  2.10.1. Issuance of Letters of Credit.


                          Borrower may request the issuance of letters of credit
(each a "Letter of Credit") on behalf of itself or another Loan Party by delivering to the Agent a completed application and agreement for letters of credit in such form as the Agent may specify from time to time by no later than 1:00 p.m., Pittsburgh time, at least three (3) Business Days, or such shorter period as may be agreed to by the Agent, in advance of the proposed date of issuance. Each Letter of Credit shall be either a Standby Letter of Credit or a Commercial Letter of Credit. Subject to the terms and conditions hereof and in reliance on the agreements of the other Banks set forth in this Section 2.10, the Agent will issue a Letter of Credit provided that each Letter of Credit shall (A) have a maximum maturity of twelve (12) months from the date of issuance, and (B) in no event expire later than ten (10) Business Days prior to the Revolving Credit Expiration Date and providing that in no event shall (i) the Letters of Credit Outstanding exceed, at any one time, $30,000,000 or (ii) the Revolving Facility Usage exceed, at any one time, the Revolving Credit Commitments.

                 2.10.2. Letter of Credit Fees.

                         Subject to the terms and conditions of this Agreement,
PNC Bank shall issue the requested Letters of Credit. The Borrower shall also pay to the PNC Bank for its sole account the PNC Bank's then-in-effect customary fees and administrative expenses payable with respect to the Letters of Credit as PNC Bank may generally charge or incur from time to time described on Exhibit
2.10.2 (such Exhibit lists only administrative fees and does not list the Letter of Credit Fees or fronting fees) in connection with the issuance, maintenance, modification (if any), assignment or transfer (if any), negotiation, and administration of Letters of Credit. The Borrower shall pay to the Agent for the ratable account of the Banks a fee (the "Letter of Credit Fee") equal to the Applicable Letter of Credit Fee Rate then in effect (computed on the basis of a year of 360 days and actual days elapsed), which fee shall be computed on the daily average

Letters of Credit Outstanding and shall be payable quarterly in arrears commencing with the Business Day of each July, October, January and April following issuance of each Letter of Credit and on the Revolving Credit Expiration Date.

                 2.10.3. Disbursements, Reimbursement.

                                  2.10.3.1 Immediately upon the Issuance of each
Letter of Credit, each Bank shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the Agent a participation in such Letter of Credit and each drawing thereunder in an amount equal to such Bank's Ratable Share of the maximum amount available to be drawn under such Letter of Credit and the amount of such drawing, respectively.

                                  2.10.3.2 In the event of any request for a
drawing under a Letter of Credit by the beneficiary or transferee thereof, the Agent will promptly notify the Borrower. Provided that it shall have received such notice, the Borrower shall reimburse (such obligation to reimburse the Agent shall sometimes be referred to as a "Reimbursement Obligation") the Agent prior to 12:00 noon if notice is received from the Agent on or before 10:00 am of such day or after 3:00 PM on the preceding day or prior to 5:00 PM if notice is received from the Agent on or before 3:00 PM of such day (the 12:00 noon or 5:00 pm deadline, as applicable, shall be referred to as the "Reimbursement Deadline"), Pittsburgh time on each date that an amount is paid by the Agent under any Letter of Credit (each such date, an "Drawing Date") in an amount equal to the amount so paid by the Agent. In the event the Borrower fails to reimburse the Agent for the full amount of any drawing under any Letter of Credit by the applicable Reimbursement Deadline, the Agent will promptly notify each Bank thereof, and the Borrower shall be deemed to have requested that Revolving Credit Loans be made by the Banks under the Base Rate Option to be disbursed on the Drawing Date under such Letter of Credit, subject to the amount of the unutilized portion of the Revolving Credit Commitment and subject to the conditions set forth in Section 7.2 [Each Additional Loan] other than any notice requirements. Any notice given by the Agent pursuant to this Section 2.10.3.2 may be oral if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                                  2.10.3.3 Each Bank shall upon any notice
pursuant to Section 2.10.3.2 make available to the Agent an amount in immediately available funds equal to its Ratable Share of the amount of the drawing, whereupon the participating Banks shall (subject to Section 2.10.3.4) each be deemed to have made a Revolving Credit Loan under the Base Rate Option to the Borrower in that amount. If any Bank so notified fails to make available to the Agent for the account of the Agent the amount of such Bank's Ratable Share of such amount by no later than two hours after the Reimbursement Deadline, then interest shall accrue on such Bank's obligation to make such payment, from the Drawing Date to the date on which such Bank makes such payment
(i) at a rate per annum equal to the Federal Funds Effective Rate during the first three days following the Drawing Date and (ii) at a rate per annum equal to the rate applicable to Loans under the Revolving Credit Base Rate Option on and after the fourth day following the Drawing Date. The Agent will promptly give notice of the occurrence of the

Drawing Date, but failure of the Agent to give any such notice on the Drawing Date or in sufficient time to enable any Bank to effect such payment on such date shall not relieve such Bank from its obligation under this Section
2.10.3.3. If a Revolving Credit Loan is made hereunder in sufficient amount to reimburse the Agent for the draw on the same day as such draw, the Borrower shall be deemed to have fully and timely satisfied its reimbursement obligations under this Section 2.10.

                                  2.10.3.4 With respect to any unreimbursed
drawing that is not converted into Revolving Credit Loans under the Base Rate Option to the Borrower in whole or in part as contemplated by Section 2.10.3.2, because of the Borrower's failure to satisfy the conditions set forth in Section
7.2 [Each Additional Loan] other than any notice requirements or for any other reason, the Borrower shall be deemed to have incurred from the Agent a borrowing (each a "Letter of Credit Borrowing") in the amount of such drawing. Such Letter of Credit Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the rate per annum applicable to the Revolving Credit Loans under the Base Rate Option. Each Bank's payment to the Agent pursuant to
Section 2.10.3.3 shall be deemed to be a payment in respect of its participation in such Letter of Credit Borrowing and shall constitute a "Participation Advance" from such Bank in satisfaction of its participation obligation under this Section 2.10.3.

                 2.10.4. Repayment of Participation Advances.


                                  2.10.4.1 Upon (and only upon) receipt by the
Agent for its account of immediately available funds from the Borrower (i) in reimbursement of any payment made by the Agent under the Letter of Credit with respect to which any Bank has made a Participation Advance to the Agent, or (ii) in payment of interest on such a payment made by the Agent under such a Letter of Credit, the Agent will pay to each Bank, in the same funds as those received by the Agent, the amount of such Bank's Ratable Share of such funds, except the Agent shall retain the amount of the Ratable Share of such funds of any Bank that did not make a Participation Advance in respect of such payment by Agent.

                                  2.10.4.2 If the Agent is required at any time
to return to any Loan Party, or to a trustee, receiver, liquidator, custodian, or any official in any Insolvency Proceeding, any portion of the payments made by any Loan Party to the Agent pursuant to Section 2.10.4.1 in reimbursement of a payment made under the Letter of Credit or interest or fee thereon, each Bank shall, on demand of the Agent, forthwith return to the Agent the amount of its Ratable Share of any amounts so returned by the Agent plus interest thereon from the date such demand is made to the date such amounts are returned by such Bank to the Agent, at a rate per annum equal to the Federal Funds Effective Rate in effect from time to time.

                  2.10.5. Documentation.

                          Each Loan Party agrees to be bound by the terms of the
Agent's application and agreement for letters of credit and the Agent's written regulations and customary practices relating to letters of credit as from time to time stated in such applications. In the event of a conflict between such application or agreement and this Agreement, this Agreement shall govern. It is understood and agreed that, except in the case of gross negligence or willful misconduct, the Agent shall not be liable for any error, negligence and/or mistakes, whether of omission or commission, in following any Loan Party's instructions or those contained in the Letters of Credit or any modifications, amendments or supplements thereto.

                 2.10.6. Determinations to Honor Drawing Requests.


                         In determining whether to honor any request for
drawing under any Letter of Credit by the beneficiary thereof, the Agent shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit.

                 2.10.7. Nature of Participation and Reimbursement Obligations.


                          Each Bank's obligation in accordance with this
Agreement to make the Revolving Credit Loans or Participation Advances, as contemplated by Section 2.10.3, as a result of a drawing under a Letter of Credit, and the Obligations of the Borrower to reimburse the Agent upon a draw under a Letter of Credit, shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Section 2.10 under all circumstances, including the following circumstances:

                          (i) any set-off, counterclaim, recoupment, defense or
other right which such Bank may have against the Agent, the Borrower or any other Person for any reason whatsoever;

                          (ii) the failure of any Loan Party or any other Person
to comply, in connection with a Letter of Credit Borrowing, with the conditions set forth in Section 2.1 [Revolving Credit Commitments], 2.4 [Revolving Credit Loan Requests], 2.4.2 [Making Revolving Credit Loans] or 7.2 [Each Additional Loan] or as otherwise set forth in this Agreement for the making of a Revolving Credit Loan, it being acknowledged that such conditions are not required for the making of a Letter of Credit Borrowing and the obligation of the Banks to make Participation Advances under Section 2.10.3;

                          (iii) any lack of validity or enforceability of any
Letter of Credit;

                          (iv) the existence of any claim, set-off, defense or
other right which any Loan Party or any Bank may have at any time against a beneficiary or any transferee of any Letter of Credit (or any Persons for whom any such transferee may be acting), the Agent or any Bank or any other Person or, whether in connection with this Agreement, the transactions contemplated herein or any unrelated transaction (including any underlying transaction between any Loan Party or Subsidiaries of a Loan Party and the beneficiary for which any Letter of Credit was procured);

                          (v) any draft, demand, certificate or other document
presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect even if the Agent has been notified thereof;

                          (vi) payment by the Agent under any Letter of Credit
against presentation of a demand, draft or certificate or other document which does not comply with the terms of such Letter of Credit;

                          (vii) any adverse change in the business, operations,
properties, assets, condition (financial or otherwise) or prospects of any Loan Party or Subsidiaries of a Loan Party;

                          (viii) any breach of this Agreement or any other Loan
Document by any party thereto;

                          (ix) the occurrence or continuance of an Insolvency
Proceeding with respect to any Loan Party;

                          (x) the fact that an Event of Default or a Potential
Default shall have occurred and be continuing;

                          (xi) the fact that the Revolving Credit Expiration
Date shall have passed or this Agreement or the Commitments hereunder shall have been terminated; and

                          (xii) any other circumstance or happening whatsoever,
whether or not similar to any of the foregoing.

                 2.10.8.  Indemnity.

                          In addition to amounts payable as provided in Section
10.5 [Reimbursement of Agent by Borrower, Etc.], the Borrower hereby agrees to protect, indemnify, pay and save harmless the Agent from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable fees, expenses and disbursements of counsel and allocated costs of internal counsel) which the Agent may incur or be subject to as a consequence, direct or indirect, of the issuance of any Letter of Credit, other than as a result of (A) the gross negligence or willful misconduct of the Agent as determined by a final judgment of a court of competent jurisdiction or (B) the wrongful dishonor by the Agent of a proper demand for payment made under any Letter of Credit, except if such dishonor resulted from any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "Governmental Acts").

                 2.10.9.  Liability for Acts and Omissions.


                          As between any Loan Party and the Agent, such Loan
Party assumes all risks of the acts and omissions of, or misuse of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, the Agent shall not be responsible for: (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for an issuance of any such Letter of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged (even if the Agent shall have been notified thereof); (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any such Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) the failure of the beneficiary of any such Letter of Credit, or any other party to which such Letter of Credit may be transferred, to comply fully with any conditions required in order to draw upon such Letter of Credit or any other claim of any Loan Party against any beneficiary of such Letter of Credit, or any such transferee, or any dispute between or among any Loan Party and any beneficiary of any Letter of Credit or any such transferee; (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) errors in interpretation of technical terms; (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any such Letter of Credit or of the proceeds thereof; (vii) the misapplication by the beneficiary of any such Letter of Credit of the proceeds of any drawing under such Letter of Credit; or
(viii) any consequences arising from causes beyond the control of the Agent, including any Governmental Acts, and none of the above shall affect or impair, or prevent the vesting of, any of the Agent's rights or powers hereunder. Nothing in the preceding sentence shall relieve the Agent from liability for the Agent's gross negligence or willful misconduct in connection with actions or omissions described in such clauses (i) through (viii) of such sentence.

                          Not in limitation of the specific provisions set forth
above, any action taken or omitted by the Agent under or in connection with the Letters of Credit issued by it or any documents and certificates delivered thereunder, if taken or omitted in good faith, shall not put the Agent under any resulting liability to the Borrower or any Bank.

         2.11 Reduction of Commitment.


                          The Borrower shall have the right at any time and from
time to time upon five (5) Business Days' prior written notice to the Agent to permanently reduce, in whole multiples of $5,000,000 of principal, or terminate the Revolving Credit Commitment without penalty or premium, except as hereinafter set forth, provided that any such reduction or termination shall be accompanied by (a) the payment in full of any Revolving Credit Commitment Fee then accrued on the amount of such reduction or termination and (b) prepayment of the Revolving Credit Notes, together with the full amount of interest accrued on the principal sum to be prepaid (and all amounts referred to in Section 5.5.2(i) hereof), to the extent that the Revolving Facility Usage then outstanding exceeds the Revolving Credit

Commitment as so reduced or terminated. From the effective date of any such reduction or termination the obligations of Borrower to pay the Revolving Credit Commitment Fee pursuant to Section 2.3 shall correspondingly be reduced or cease.

         2.12    Bid Loan Facility

                 2.12.1.  Bid Loan Requests.


                          If, after the Borrower receives an Investment Grade
Debt Rating and delivers evidence of such Debt Rating to the satisfaction of the Agent, the Borrower may thereafter request that the Banks make Bid Loans from time to time except as otherwise provided herein. The Borrower shall cease to be permitted to request Bid Loans upon the earlier of (i) any date on which the Borrower shall cease to have an Investment Grade Debt Rating or (ii) the Revolving Credit Expiration Date. If the Borrower desires to request a Bid Loan, the Borrower shall deliver to the Agent not later than 10:00 a.m. Pittsburgh time a duly completed request therefor substantially in the form of Exhibit
2.12.1 hereto or a request by telephone immediately confirmed in writing by letter, facsimile or telex (each, a "Bid Loan Request") at least two (2) Business Days prior to the proposed Bid Loan Borrowing Date if Borrower is requesting Fixed Rate Bid Loans and four (4) Business Days prior to the proposed Bid Loan Borrowing Date if Borrower is requesting Euro-Rate Bid Loans. The Agent may rely on the authority of any individual making a telephonic request referred to in the preceding sentence without the necessity of receipt of written confirmation. Each Bid Loan Request shall be irrevocable and shall specify (i) the proposed Bid Loan Borrowing Date, (ii) whether Borrower is electing the Fixed Rate Bid Loan Option or the Euro-Rate Bid Loan Option, (iii) the term of the proposed Bid Loan (the "Bid Loan Interest Period") which may be no less than seven (7) day(s) and no longer than one hundred and eighty (180) days if Borrower is requesting a Fixed Rate Bid Loan and one, two, three or six months if Borrower is requesting a Euro-Rate Bid Loan but under no circumstances will the term extend beyond the Revolving Credit Expiration Date, and (iv) the maximum principal amount (the "Requested Amount") of such Bid Loan, which shall be not less than $5,000,000 and shall be an integral multiple of $1,000,000. After giving effect to such Bid Loan and any other Loan made on or before the Bid Loan Borrowing Date, (i) the aggregate amount of the Bid Loans of all Banks outstanding shall not exceed $50,000,000 (the "Bid Loan Aggregate Sublimit"),
(ii) the aggregate amount of the Bid Loans of any one Bank outstanding shall not exceed $50,000,000 (the "Bid Loan Individual Bank Sublimit"), and (iii) the aggregate amount of all Revolving Credit Loans and Bid Loans outstanding plus the Letter of Credit Outstandings shall not exceed the aggregate amount of the Revolving Credit Commitments of the Banks. There shall be at least five (5) Business Days between each Bid Loan Borrowing Date.

                 2.12.2. Bidding.

                         The Agent shall promptly after receipt by it of a Bid
Loan Request pursuant to Section 2.12.1 notify the Banks of its receipt of such Bid Loan Request specifying (i) the proposed Bid Loan Borrowing Date, (ii) whether the proposed Bid Loan shall be a Fixed Rate Bid Loan or a Euro-Rate Bid Loan, (iii) the Bid Loan Interest Period and (iv) the principal amount of the proposed Bid Loan. Each Bank may submit a bid (a "Bid") to the Agent not later than 10:00 A.M. Pittsburgh time one (1) Business Day before the proposed Bid Loan Borrowing Date if Borrower is requesting a Fixed Rate Bid Loan or three (3) Business Days before the proposed Bid Loan Borrowing Date if Borrower is requesting a Euro-Rate Bid Loan by telephone (immediately confirmed in writing by letter, facsimile or telex). Each Bid shall specify: (A) the principal amount of proposed Bid Loans offered by such Bank (the "Offered Amount") which (i) may be less than, but shall not exceed, the Requested Amount,
(ii) shall be at least $5,000,000 and shall be an integral multiple of $1,000,000and (iii) may exceed such Bank's Revolving Credit Commitment, and (B) the Fixed Rate which shall apply to such proposed Bid Loan if Borrower has requested a Fixed Rate Bid Loan or the Euro-Rate Bid Loan Spread which shall apply to such proposed Bid Loan if Borrower has requested a Euro-Rate Bid Loan. If any Bid omits information required hereunder, the Agent may in its sole discretion attempt to notify the Bank submitting such Bid. If the Agent so notifies a Bank, such Bank may resubmit its Bid provided that it does so prior to time set forth in this Section 2.12.2 above by which such Bank is required to submit its Bid to the Agent. The Agent shall promptly notify the Borrower of the Bids which it timely received from the Banks. If the Agent in its capacity as a Bank shall, in its sole discretion, make a Bid, it shall notify the Borrower of such Bid before 9:00 A.M., Pittsburgh time, one (1) Business Day before the proposed Bid Loan Borrowing Date if Borrower is requesting a Fixed Rate Bid Loan on three (3) Business Days before the proposed Borrowing Date if Borrower is requesting a Euro-Rate Bid Loan.

                 2.12.3.  Accepting Bids.


                          The Borrower shall irrevocably accept or reject Bids
by notifying the Agent of such acceptance or rejection by telephone (immediately confirmed in writing by letter, facsimile or telex) not later than 11:00 A.M., Pittsburgh time, one (1) Business Day before the proposed Bid Loan Borrowing Date if Borrower is requesting a Fixed Rate Bid Loan on three (3) Business Days before the proposed Borrowing Date if Borrower is requesting a Euro-Rate Bid Loan. If the Borrower elects to accept any Bids, its acceptance must meet the following conditions: (1) the total amount which Borrower accepts from all Banks must exceed $5,000,000 and be in integral multiples of $1,000,000 and may not exceed the Requested Amount; (2) the Borrower must accept Bids based solely on the amount of the Fixed Rates or Euro-Rate Bid Loan Spreads, as the case may be, which each of the Banks quoted in their Bids in ascending order of the amount of Fixed Rates or Euro-Rate Bid Loan Spreads; (3) the Borrower may not borrow Bid Loans from any Bank on the Bid Loan Borrowing Date in an amount exceeding such Bank's Offered Amount; (4) if two or more Banks make Bids at the same Fixed Rate (if Borrower Requested a Fixed Rate Bid Loan)or Euro-Rate Bid Loan Spread (if Borrower Requested a Euro-Rate Bid Loan) and the Borrower desires to accept a portion but not all of the Bids at such Fixed Rate or Euro-Rate Bid Loan Spread, as the case may be, the Borrower shall accept a portion of each Bid equal to the product of the Offered Amount of such Bid times the fraction obtained by dividing the total amount of Bids which Borrower is accepting at such Fixed Rate or Euro-Rate Bid Loan Spread, as the case may be, by the sum of the Offered Amounts of the Bids at such Fixed Rate or Euro-Rate Bid Loan Spread, provided that the Borrower shall round the Bid Loans allocated to each such Bank upward or downward as the Borrower may select to integral multiples of $1,000,000. The Agent shall (i) promptly notify a Bank that has made a Bid of the amount of its Bid that was accepted or rejected by the Borrower and (ii) as promptly as practical notify all of the Banks of all Bids submitted and those which have been accepted.

                 2.12.4.   Funding Bid Loans.


                           Each Bank whose Bid or portion thereof is accepted
shall remit the principal amount of its Bid Loan to the Agent by 12:00 Noon on the Borrowing Date. The Agent shall make such funds available to the Borrower on or before 1:00 P.M. on the Borrowing Date provided that the conditions precedent to the making of such Bid Loan set forth in Section 7.2 have been satisfied not later than 10:00 A.M. Pittsburgh time on the proposed Borrowing Date. If such conditions precedent have not been satisfied prior to such time, then (i) the Agent shall not make such funds available to the Borrower, (ii) the Bid Loan Request shall be deemed to be canceled and (iii) the Agent shall return the amount previously funded to the Agent by each applicable Bank no later than the next following Business Day. The Borrower shall immediately notify the Agent of any failure to satisfy the conditions precedent to the making of Bid Loans under
Section 7.2. The Agent may assume that Borrower has satisfied such conditions precedent if the Borrower (i) has delivered to the Agent the documents required to be delivered under Section 7.2, (ii) the Borrower has not notified the Agent that the Loan Parties have not satisfied any other conditions precedent, and
(iii) the Agent has no actual notice of such a failure.

                 2.12.5.  Several Obligations.


                          The obligations of the Banks to make Bid Loans after
their Bids have been accepted are several. No Bank shall be responsible for the failure of any other Bank to make any Bid Loan which another Bank has agreed to make.

                 2.12.6.  Bid Notes.


                          The obligation of the Borrower to repay the aggregate
unpaid principal amount of the Bid Loans made to it by each Bank, together with Interest thereon, shall be evidenced by a Bid Note dated as of the Closing date payable to the order of such Bank in a face amount of $50,000,000.


                        3.    LINE OF CREDIT FACILITY


         3.1     Line of Credit Commitments.

                 3.1.1.   Line of Credit.


                          Subject to the terms and conditions hereof and relying
upon the representations and warranties herein set forth, each Bank severally agrees to make Line of Credit Loans to the Borrower at any time or from time to time on or after the date hereof to the

Line of Credit Expiration Date provided that after giving effect to any such Loan the aggregate amount of Line of Credit Loans from such Bank shall not exceed such Bank's Line of Credit Commitment. Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and reborrow pursuant to this Section 3.1.

         3.2      Nature of Banks' Obligations with Respect to Line of Credit
 Loans.


                  Each Bank shall be obligated to participate in each request for Line of Credit Loans pursuant to Section 3.4.1 [Line of Credit Loan Requests] in accordance with its Ratable Share. The aggregate of each Bank's Line of Credit Loans outstanding hereunder to the Borrower at any time shall never exceed its Line of Credit Commitment. The obligations of each Bank hereunder are several. The failure of any Bank to perform its obligations hereunder shall not affect any other Bank's Commitment or the Obligations of the Borrower to any other party nor shall any other party be liable for the failure of such Bank to perform its obligations hereunder. The Banks shall have no obligation to make Line of Credit Loans hereunder on or after the Line of Credit Expiration Date.

         3.3     Commitment Fees.

                 Accruing from the date hereof until the Line of Credit Expiration Date, the Borrower agrees to pay to the Agent for the account of each Bank, as consideration for such Bank's Line of Credit Commitment hereunder, a nonrefundable commitment fee (the "Line of Credit Commitment Fee") equal to the Applicable Commitment Fee Rate per annum (computed on the basis of a year of 360 days and actual days elapsed) on the average daily difference between the amount of (i) such Bank's Line of Credit Commitment as the same may be constituted from time to time and the (ii) sum of such Bank's Line of Credit Loans outstanding. All Line of Credit Commitment Fees shall be payable in arrears on the first Business Day of each July, October, January and April after the date hereof and on the Line of Credit Expiration Date or upon acceleration of the Line of Credit Notes.

        3.4      Line of Credit Loan Requests.


                 3.4.1. Line of Credit Loan Requests.


                  Except as otherwise provided herein, the Borrower may from time to time prior to the Line of Credit Expiration Date request the Banks to make Line of Credit Loans, or renew or convert the Interest Rate Option applicable to existing Line of Credit Loans pursuant to Section 4.2 [Interest Periods], by delivering to the Agent, not later than (i), 12:00 noon three (3) Business Days prior to the proposed Borrowing Date with respect to the making of Line of Credit Loans to which the CD Rate Option or the Euro-Rate Option applies or the conversion to or the renewal of the CD Rate Option or the Euro-Rate Option for any Loans; and (ii) 2:00 p.m., Pittsburgh Time one (1) Business Day prior to either the proposed Borrowing Date with respect to the making of a Line of Credit Loan to which the Line of Credit Base Rate Option applies or the last day of the preceding Euro-Rate Loan Interest Period with respect to the conversion to the Line of Credit Base Rate Option for any Line of Credit Loan, of a duly completed Committed

Loan Request or a request by telephone immediately confirmed in writing by letter, facsimile or telex using a Committed Loan Request, it being understood that the Agent may rely on the authority of any individual making such a telephonic request without the necessity of receipt of such written confirmation. Each Committed Loan Request used for Line of Credit Loans shall be irrevocable and shall specify (i) the proposed Borrowing Date; (ii) the aggregate amount of the proposed Line of Credit Loans comprising each Borrowing Tranche, which shall be in integral multiples of $1,000,000 and not less than $5,000,000 for each Borrowing Tranche to which the Line of Credit Euro-Rate Option or the Line of Credit Euro-Rate Option applies and not less than the lesser of $1,000,000 or the maximum amount available for Borrowing Tranches to which the Base Rate Option applies; (iii) whether the Line of Credit CD Rate Option, the Line of Credit Euro-Rate Option or Line of Credit Base Rate Option shall apply to the proposed Loans comprising the applicable Borrowing Tranche; and (iv) in the case of a Borrowing Tranche to which the Line of Credit CD Rate Option or the Line of Credit Euro-Rate Option applies, an appropriate Euro-Rate Loan Interest Period for the Loans comprising such Borrowing Tranche.

         3.5     Making Line of Credit Loans.


                 The Agent shall, promptly after receipt by it of a Committed Loan Request pursuant to Section 3.4 [Line of Credit Loan Requests], notify the Banks of its receipt of such Committed Loan Request specifying: (i) the proposed Borrowing Date and the time and method of disbursement of the Line of Credit Loans requested thereby; (ii) the amount and type of each such Line of Credit Loan and the applicable Euro-Rate Loan Interest Period (if any); and (iii) the apportionment among the Banks of such Line of Credit Loans as determined by the Agent in accordance with Section 3.2 [Nature of Banks' Obligations]. Each Bank shall remit the principal amount of each Line of Credit Loan to the Agent such that the Agent is able to, and the Agent shall, to the extent the Banks have made funds available to it for such purpose and subject to Section 7.2 [Each Additional Loan], fund such Line of Credit Loan to the Borrower in U.S. Dollars and immediately available funds at the Principal Office prior to 2:00 p.m., Pittsburgh time, on the applicable Borrowing Date, provided that if any Bank fails to remit such funds to the Agent in a timely manner, the Agent may elect in its sole discretion to fund with its own funds the Line of Credit Loans of such Bank on such Borrowing Date, and such Bank shall be subject to the repayment obligation in Section 10.16 [Availability of Funds].

         3.6     Line of Credit Notes.


                 The Obligation of the Borrower to repay the aggregate unpaid principal amount of the Line of Credit Loans made to it by each Bank, together with interest thereon, shall be evidenced by a Line of Credit Note dated the Closing Date payable to the order of such Bank in a face amount equal to the Line of Credit Commitment of such Bank.

         3.7     Use of Proceeds.


                 The proceeds of the Line of Credit Loans shall be used for general corporate purpose and in accordance with Section 8.1.10 [Use of Proceeds].

         3.8      Extension by Banks of the Expiration Date.


                  (a) Not more than 45 days and not less than 30 days prior to the Line of Credit Expiration Date then in effect, the Borrower, by written notice to the Agent, may request an extension of the Line of Credit Expiration Date in accordance with the following provisions of this Section 3.8. The Agent shall promptly notify each Bank of such request, and each Bank shall in turn, in its sole discretion, on a date (the "Consent Date") specified by the Agent after consultation with the Borrower, which shall be not earlier than 30 nor less than 15 days prior to the Line of Credit Expiration Date, notify the Agent in writing as to whether such Bank will consent to such extension. Any such notice of consent made by a Bank more than 30 days prior to the Line of Credit Expiration Date shall be revocable by such Bank, provided that such notices of consent not so revoked shall become irrevocable 30 days prior to the Line of Credit Expiration Date. Each Bank that determines not to so extend the Line of Credit Expiration Date (each, a "Non-Consenting Bank") shall promptly notify the Agent in writing (who shall then notify the Borrower) of such determination. If any Bank shall fail to notify the Agent in writing of its consent to, or refusal of, any such request for extension of the Line of Credit Expiration Date as specified above, such Bank shall be deemed to be a Non-Consenting Bank with respect to such request. The Agent shall, not later than 10 days prior to the Line of Credit Expiration Date, notify the Borrowers of the decision of the Banks regarding the Borrower's request for an extension of such Line of Credit Expiration Date. It is understood and agreed that no Bank shall have any obligation whatsoever to agree to any request made by the Borrower for an extension of the Line of Credit Expiration Date.

                  (b) If all of the Banks consent in writing to any such request in accordance with subsection (a) of this Section 3.8 and upon fulfillment of the conditions set forth in clause (e) of this Section 3.8, the Line of Credit Expiration Date shall, effective as at the Consent Date (hereinafter, the "Extension Date"), be extended for 364 days from the Consent Date.

                  (c) If less than all of the Banks consent to any such request pursuant to subsection (a) of this Section 3.8, the Borrower may arrange for one or more Consenting Banks to assume (none of which will be obligated to assume) or, to the extent such Consenting Banks are unwilling to assume all of the Line of Credit Commitments of such Non-Consenting Banks, other banks (each an "Assignee"), subject to the approval of the Agent which shall not be unreasonably withheld, may assume, effective as of the Extension Date, any Non-Consenting Bank's Commitment and all of the rights and obligations of such Non-Consenting Bank under this Agreement thereafter arising (each Assignee assuming the Commitment of one or more Non-Consenting Banks pursuant to this
Section 3.8 being an "Assuming Bank"), without recourse to or warranty by, or expense to, such Non-Consenting Bank; provided, however, that:

                          (i) any such Consenting Bank or Assuming Bank shall have paid to such Non-Consenting Bank the aggregate principal amount of, and any interest accrued and unpaid to the effective date of such assumption on, the outstanding Loans, if any, of such Non-Consenting Bank;

                           (ii) any accrued and unpaid Commitment Fees and utilization fees owing to such Non-Consenting Bank as of the effective date of such assumption, and all other accrued and unpaid amounts owing to such Non-Consenting Bank under this Agreement as of the effective date of such assumption, shall have been paid to such Non-Consenting Bank by the relevant Borrower or such Consenting Bank or Assuming Bank; and

                           (iii) with respect to any such Assuming Bank, the service fee required under Section 11.11 shall have been paid.

At least three (3) Business Days prior to any Extension Date, (A) each such Assuming Bank, if any, shall have delivered to the Borrower and the Agent an Assignment and Assumption Agreement, duly executed by such Assuming Bank, such Non-Consenting Bank, the Borrower and the Agent, (B) each such Consenting Bank, if any, shall have delivered written confirmation satisfactory to the Borrower and the Agent as to any increase in the amount of its Line of Credit Commitment resulting from its assumption of one or more Commitments of the Non-Consenting Banks and (C) each Non-Consenting Bank being replaced pursuant to this Section
3.8 (c) shall have delivered to the Agent any Note of it hereunder to such Non-Consenting Bank. Upon the payment or prepayment of all amounts referred to in clauses (i) through (iii) of this Section 3.8(c), each such Consenting Bank or Assuming Bank, as of the Extension Date, will be substituted for the applicable Non-Consenting Bank(s) under this Agreement and shall be a Bank for all purposes of this Agreement, without any further acknowledgment by or the consent of any of the other Banks, and the obligations of each such Non-Consenting Bank hereunder shall, by the provisions hereof, be released and discharged.

                 (d) In the event that the Loans and Commitments of each Non-Consenting Bank are not fully assigned and assumed pursuant to this Section
3.8 on or before the Line of Credit Expiration Date, then the Line of Credit Expiration Date shall not be extended for any Bank.

                 (e) The obligation of each Consenting Bank and each Assuming Bank to extend the Line of Credit Expiration Date pursuant to this Section 3.8 is subject to the conditions precedent that (a) the Agent shall have accepted all of the Assignment and Assumption Agreements of the Assuming Banks and received all of the written confirmations of increases in the Commitments of the Consenting Banks for the applicable Extension Date, and all of the Non-Consenting Banks shall have received all of the amounts required to have been paid to them under Section 3.8(c) on or prior to such Extension Date, and
(b) on such Extension Date the following statements shall be true (and a duly authorized officer of the Borrower shall certify the completeness and accuracy of such statements to the Agent and the Banks on and as of such Extension Date):

                           (i) the representations and warranties contained in this Agreement are correct in all material respects on and as of the Extension Date, before and after giving effect to such extension, as though made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date); and

                           (ii) no event has occurred and is continuing, or would result from such extension, that constitutes a Default or an Event of Default.

         3.9 Reduction of Commitment.


                           The Borrower shall have the right at any time and
from time to time upon five (5) Business Days' prior written notice to the Agent to permanently reduce, in whole multiples of $5,000,000 of principal, or terminate the Line of Credit Commitment without penalty or premium, except as hereinafter set forth, provided that any such reduction or termination shall be accompanied by (a) the payment in full of any Line of Credit Commitment Fee then accrued on the amount of such reduction or termination and (b) prepayment of the Line of Credit Notes, together with the full amount of interest accrued on the principal sum to be prepaid (and all amounts referred to in Section 5.5.2(i) hereof), to the extent that the Line of Credit Loans then outstanding exceed the Line of Credit Commitment as so reduced or terminated. From the effective date of any such reduction or termination the obligations of Borrower to pay the Line of Credit Commitment Fee pursuant to Section 3.3 shall correspondingly be reduced or cease.

                          4.     INTEREST RATES


         4.1     Interest Rate Options.


                 The Borrower shall pay interest in respect of the outstanding unpaid principal amount of the Committed Loans as selected by it from the Base Rate Option, CD Rate Option or Euro-Rate Option set forth below applicable to the Committed Loans, it being understood that, subject to the provisions of this Agreement, the Borrower may select different Interest Rate Options and different Interest Periods to apply simultaneously to the Committed Loans comprising different Borrowing Tranches and may convert to or renew one or more Interest Rate Options with respect to all or any portion of the Committed Loans comprising any Borrowing Tranche, provided that (1) there shall not be at any one time outstanding more than seven (7) Borrowing Tranches (excluding Borrowing Tranches of Swing Loans) applicable to each of the Revolving Credit Loans and Line of Credit Loans, (2) only the Offered Rate Option shall apply to the Swing Loans, and (3) the Borrower may elect the CD Rate Option only if the Euro-Rate Option is not available to the Borrower pursuant to Section 4.4 [Interest Rate Unascertainable, etc.]. If at any time the designated rate applicable to any Committed Loan made by any Bank exceeds such Bank's highest lawful rate, the rate of interest on such Bank's Committed Loan shall be limited to such Bank's highest lawful rate.

                 4.1.1. Interest Rate Options.


                        (a) The Borrower shall have the right to select from the following Interest Rate Options applicable to the Revolving Credit Loans (subject to the provisions above regarding Swing Loans):

                                  (i) Revolving Credit Base Rate Option: A
fluctuating rate per annum (computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate; or

                                  (ii) Revolving Credit Euro-Rate Option:
A rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the Euro-Rate plus the Applicable Margin.

                                  (iii) Revolving Credit CD Rate Option: A rate
per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the CD Rate plus the Applicable Margin.

                        (b) The Borrower shall have the right to select from the following Interest Rate Options applicable to the Line of Credit Loans:

                                  (i) Line of Credit Base Rate Option: A
fluctuating rate per annum computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed) equal to the Base Rate, such interest rate to change automatically from time to time effective as of the effective date of each change in the Base Rate; or

                                  (ii) Line of Credit Euro-Rate Option: A rate
per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the Euro-Rate plus the Applicable Margin.

(iii) Line of Credit CD Rate Option: A rate per annum (computed on the basis of a year of 360 days and actual days elapsed) equal to the CD Rate plus the Applicable Margin.

                       (c) Swing Loan Interest Rate Option. Swing Loans shall bear interest under the Offered Rate Option.


         4.1.2.  Rate Quotations.


                 The Borrower may call the Agent on or before the date on which a Committed Loan Request is to be delivered to receive an indication of the rates then in effect, but it is acknowledged that such projection shall not be binding (except with respect to Swing Loans) on the Agent or the Banks nor affect the rate of interest which thereafter is actually in effect when the election is made.

         4.2     Interest Periods.


                 At any time when the Borrower shall select, convert to or renew a CD Rate Option or a Committed Loan Euro-Rate Option, the Borrower shall notify the Agent thereof at least three (3) Business Days prior to the effective date of such Interest Rate Option by delivering a Committed Loan Request. The notice shall specify an Interest Period during which such Interest Rate Option shall apply. Notwithstanding the preceding sentence, the following provisions shall apply to any selection of, renewal of, or conversion to a CD Rate Option or a Committed Loan Euro-Rate Option:

                 4.2.1. Amount of Borrowing Tranche.


                        each Borrowing Tranche of Loans under the CD Rate Option or the Committed Loan Euro-Rate Option shall be in integral multiples of $1,000,000 and not less than $5,000,000.

                 4.2.2. Renewals.

                           in the case of the renewal of a CD Rate Option or a
Committed Loan Euro-Rate Option at the end of an Committed Loan Interest Period, the first day of the new Interest Period shall be the last day of the preceding Committed Loan Interest Period, without duplication in payment of interest for such day.

         4.3     Interest After Default.


                 To the extent permitted by Law, upon the occurrence of an Event of Default and until such time such Event of Default shall have been cured or waived:

                 4.3.1.   Letter of Credit Fees, Interest Rate.


                          the Letter of Credit Fees and the rate of interest for
each Loan otherwise applicable pursuant to Section 2.10.2 [Letter of Credit Fees] or Section 4.1 [Interest Rate Options], respectively, shall be increased by 2.0% per annum; and

                 4.3.2.   Other Obligations.

                          each other Obligation hereunder (excluding interest if
such interest is not yet due and payable) if not paid when due shall bear interest at a rate per annum equal to the sum of the rate of interest applicable under the Revolving Credit Base Rate Option plus an additional 2.0% per annum from the time such Obligation becomes due and payable and until it is paid in full.

                 4.3.3.   Acknowledgment.


                          The Borrower acknowledges that the increase in rates
referred to in this Section 4.3 reflects, among other things, the fact that such Loans or other amounts have become a substantially greater risk given their default status and that the Banks are entitled to additional compensation for such risk; and all such interest shall be payable by Borrower upon demand by Agent.

         4.4 Interest Rate Unascertainable; Illegality; Increased Costs; Deposits Not Available.


                 4.4.1.   Unascertainable.


                          If on any date on which a CD Rate or a Euro-Rate
would otherwise be determined with respect to Committed Loans or Bid Loans, the Agent shall have determined that:

                          (i)   adequate and reasonable means do not exist for
ascertaining such CD Rate or Euro-Rate, or

                          (ii) a contingency has occurred which materially and
adversely affects the secondary market for negotiable certificates of deposit maintained by dealers of recognized standing relating to the CD Rate or the London interbank eurodollar market relating to the Euro-Rate, the Agent shall have the rights specified in Section 4.4.3.

                 4.4.2.   Illegality; Increased Costs; Deposits Not Available.


                          If at any time any Bank shall have determined that:

                          (i) the making, maintenance or funding of any Loan to
which a CD Rate Option or a Euro-Rate Option applies has been made impracticable or unlawful by compliance by such Bank in good faith with any Law or any interpretation or application thereof by any Official Body or with any request or directive of any such Official Body (whether or not having the force of Law), or

                          (ii) such CD Rate Option or Euro-Rate Option will not
adequately and fairly reflect the cost to such Bank of the establishment or maintenance of any such Loan, or

                          (iii) after making all reasonable efforts, deposits of
the relevant amount in Dollars for the relevant Interest Period for a Loan, or to banks generally, to which a CD Rate Option or a Euro-Rate Option applies, respectively, are not available to such Bank at the effective cost of funding a proposed CD Rate Loan or, with respect to such Loan, or to banks generally, in the interbank eurodollar market, then the Agent shall have the rights specified in Section 4.4.3.

                          4.4.3.   Agent's and Bank's Rights.


                          In the case of any event specified in Section 4.4.1
above, the Agent shall promptly so notify the Banks and the Borrower thereof, and in the case of an event specified in Section 4.4.2 above, such Bank shall promptly so notify the Agent and endorse a certificate to such notice as to the specific circumstances of such notice, and the Agent shall promptly send copies of such notice and certificate to the other Banks and the Borrower. Upon such date as shall be specified in such notice (which shall not be earlier than the date such notice is given), the obligation of (A) the Banks, in the case of such notice given by the Agent, or (B) such Bank, in the case of such notice given by such Bank, to allow the Borrower to select, convert to or renew a CD Rate Option or a Euro-Rate Option shall be suspended until the Agent shall have later notified the Borrower, or such Bank shall have later notified the Agent, of the Agent's or such Bank's, as the case may be, determination that the circumstances giving rise to such previous determination no longer exist. If at any time the Agent makes a determination under Section 4.4.1 and the Borrower has previously notified the Agent of its selection of, conversion to or renewal of a CD Rate Option or a Euro-Rate Option and such Interest Rate Option has not yet gone into effect, such notification shall be deemed to provide for the termination of Borrower's Bid Loan request (without penalty) for such Loans if the Borrower has requested Bid Loans under the Bid Loan Euro-Rate Option and for the selection of, conversion to or renewal of the Base Rate Option otherwise available with respect to such Loans if the Borrower has requested the Committed Loan Euro-Rate Option. [If any Bank notifies the Agent of a determination under
Section 4.4.2, the Borrower shall, subject to the Borrower's indemnification Obligations under Section 5.5.2 [Indemnity], as to any Loan of the Bank to which a CD Rate Option or a Euro-Rate Option applies, on the date specified in such notice either convert such Loan to the Base Rate Option otherwise available with respect to such Loan or (except in the case of events described in clauses (ii) and (iii) of Section 4.4.2) prepay such Loan in accordance with Section 5.4 [Voluntary Prepayments]. Absent due notice from the Borrower of conversion or prepayment, such Loan shall automatically be converted to the Base Rate Option otherwise available with respect to such Loan upon such specified date.

       4.5    Selection of Interest Rate Options.

              If the Borrower fails to select a new Interest Period to apply to any Borrowing Tranche of Committed Loans under the CD Rate Option or the Euro-Rate Option at the expiration of an existing Interest Period applicable to such Borrowing Tranche in accordance with the provisions of Section 4.2 [Interest Periods], the Borrower shall be deemed to have converted such Borrowing Tranche to the Revolving Credit Base Rate Option, commencing upon the last day of the existing Interest Period.

       4.6    Change in Euro-Rate Based on Utilization.

              During any period in which the Facility Usage is in excess of $100,000,000, the Applicable Margin applicable to all Loans under any CD Rate Option or Euro-Rate Option shall be increased by .125% per annum..

                                  5. PAYMENTS

       5.1    Payments.

              All payments and prepayments to be made in respect of principal, interest, Commitment Fees, Letter of Credit Fees, Agent's Fee, Bid Loan Processing Fees or other fees or amounts due from the Borrower hereunder shall be payable prior to 11:00 a.m., Pittsburgh time, on the date when due without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower, and without set-off, counterclaim or other deduction of any nature, and an action therefor shall immediately accrue. Such payments shall be made to the Agent at the Principal Office for the account of PNC Bank with respect to the Swing Loans, for the ratable accounts of the Banks with respect to the Revolving Credit Loans and for the account of the lending Bank with respect to the Bid Loans in U.S. Dollars and in immediately available funds, and the Agent shall promptly distribute such amounts to the Banks in immediately available funds, provided that in the event payments are received by 11:00 a.m., Pittsburgh time, by the Agent with respect to the Loans and such payments are not distributed to the Banks on the same day received by the Agent, the Agent shall pay the Banks the Federal Funds Effective Rate with respect to the amount of such payments for each day held by the Agent and not distributed to the Banks. The Agent's and each Bank's statement of account, ledger or other relevant record shall, in the absence of manifest error, be conclusive as the statement of the amount of principal of and interest on the Loans and other amounts owing under this Agreement and shall be deemed an "account stated."

       5.2    Pro Rata Treatment of Banks.

              Each borrowing of Revolving Credit Loans and Line of Credit Loans shall be allocated to each Bank according to its Ratable Share (irrespective of the amount of Bid Loans outstanding), and each selection of, conversion to or renewal of any Interest Rate Option applicable to Revolving Credit Loans or Line of Credit Loans and each payment or prepayment by the Borrower with respect to principal or interest on the Revolving Credit Loans and Line of Credit Loans, Commitment Fees, Letter of Credit Fees, or other fees (except for the Agent's Fee and the Bid Loan Processing Fee) or amounts due from the Borrower hereunder to the Banks with respect to Revolving Credit Loans and Line of Credit Loans, shall (except as provided in Section 4.4.3 [Agent's and Bank's Rights] in the case of an event specified in Section 4.4 [Interest Rate Unascertainable; Etc.],
5.4.2 [Replacement of a Bank] or 5.5 [Additional Compensation in Certain Circumstances]) be made in proportion to the applicable Revolving Credit Loans and Line of Credit Loans outstanding from each Bank and, if no such Loans are then outstanding, in proportion to the Ratable Share of each Bank. Each borrowing of a Bid Loan shall be made according to the provisions in Section
2.12 hereof and each payment or prepayment by the Borrower of principal, interest, fees or other amounts from the Borrower with respect to Bid Loans shall be to made to the Banks in proportion to the amounts of such items due to such Banks. Notwithstanding any of the foregoing, each borrowing or payment or prepayment by the Borrower of principal, interest, fees or other amounts from the Borrower with respect to Swing Loans shall be made by or to PNC Bank according to Section 2.

       5.3    Interest Payment Dates.


              Interest on Loans to which the Base Rate Option applies shall be due and payable in arrears on the first Business Day of each July, October, January and April after the date hereof and on the applicable Expiration Date or upon acceleration of the applicable Notes. Interest on loans to which a CD Rate Option applies shall be due and payable on the last day of each Interest Period for those Loans and, if such Interest Period is longer than ninety (90) days, on the 90th day of such Interest Period. Interest on Committed Loans and Bid Loans to which the Euro-Rate Option applies shall be due and payable on the last day of each Euro-Rate Loan Interest Period for those Loans and, if such Euro-Rate Loan Interest Period is longer than three (3) Months, also on the 90th day of such Euro-Rate Loan Interest Period. Interest on Swing Loans shall be due and payable on the last day of the applicable Swing Loan Interest Period. Interest on the principal amount of each Loan or other monetary Obligation shall be due and payable on demand after such principal amount or other monetary Obligation becomes due and payable (whether on the stated maturity date, upon acceleration or otherwise).

       5.4    Voluntary Prepayments.

              5.4.1.  Right to Prepay.

                      The Borrower shall have the right at its option from time to time to prepay the Committed Loans in whole or part without premium or penalty (except as provided in Section 5.4.2 below or in Section 5.5 [Additional Compensation in Certain Circumstances]):

                      (i) at any time with respect to any Committed Loan to which the Base Rate Option applies,

                      (ii) on the last day of the applicable Interest Period with respect to Committed Loans to which a CD Rate Option or a Euro-Rate Option applies or with respect to Swing Loans provided that the Borrower may pay such Loans prior to the last day of such Interest Period, so long as the Borrower indemnifies the Banks pursuant to Section 5.5.2,

                      (iii) on the date specified in a notice by any Bank pursuant to Section 4.4 [Interest Rate Unascertainable, Etc.] with respect to any Committed Loan to which a CD Rate Option or a Euro-Rate Option applies.

                      Whenever the Borrower desires to prepay any part of the Committed Loans, it shall provide a prepayment notice to the Agent by 1:00 p.m. at least one (1) Business Day prior to the date of prepayment of the Line of Credit Loans or Revolving Credit Loans or no later than 1:00 p.m., Pittsburgh time, on the date of prepayment of Swing Loans, setting forth the following information:

                      (x) the date, which shall be a Business Day, on which the proposed prepayment is to be made;

                      (y) a statement indicating the application of the prepayment between the Swing Loans, Line of Credit Loans and Revolving Credit Loans; and

                      (z) the total principal amount of such prepayment, which shall not be less than $100,000 for any Swing Loan, or $1,000,000 for any Revolving Credit Loan, or $1,000,000 for any Line of Credit Loans.

                      All prepayment notices shall be irrevocable. The principal amount of the Committed Loans for which a prepayment notice is given, together with interest on such principal amount except with respect to Loans to which the Base Rate Option applies, shall be due and payable on the date specified in such prepayment notice as the date on which the proposed prepayment is to be made. Except as provided in Section 4.4.3 [Agent's and Bank's rights], if the Borrower prepays a Committed Loan but fails to specify the applicable Borrowing Tranche which the Borrower is prepaying, the prepayment shall be applied (i) first to Committed Loans to which the Base Rate Option applies, then to Committed Loans to which the CD Rate Option applies, then to Committed Loans to which the Euro-Rate Option applies. Any prepayment hereunder shall be subject to the Borrower's Obligation to indemnify the Banks under Section 5.5.2 [Indemnity].

              5.4.2.  Replacement of a Bank.

                      In the event any Bank (i) gives notice under Section 4.4 [Interest Rate Unascertainable, Etc.] or Section 5.5.1 [Increased Costs, Etc.],
(ii) does not fund Loans because the making of such Loans would contravene any Law applicable to such Bank, or (iii) becomes subject to the control of an Official Body (other than normal and customary supervision), then the Borrower shall have the right, at its option, with the consent of the Agent, which shall not be unreasonably withheld, to prepay the Loans of such Bank in whole , together with all interest accrued thereon, and terminate such Bank's Commitment, or to replace such Bank with another Bank which purchases and assumes the Loans of the Bank to be replaced in either such case within sixty
(60) days after (x) receipt of such Bank's notice under Section 4.4 [Interest Rate Unascertainable, Etc.] or 5.5.1 [Increased Costs, Etc.], (y) the date such Bank has failed to fund Loans because the making of such Loans would contravene Law applicable to such Bank, or (z) the date such Bank became subject to the control of an Official Body, as applicable; provided that the Borrower shall also pay to such Bank at the time of such prepayment or replacement any amounts required under Section 5.5 [Additional Compensation in Certain Circumstances] and any accrued interest due on such amount and any related fees; provided further , however, that if the Borrower has elected to prepay the Loans of a Bank and terminate its Commitment under this Section, the Commitment of such Bank and the Bid Loan of such Bank shall be provided by one or more of the remaining Banks or a replacement bank reasonably acceptable to the Agent; and provided, further, that the remaining Banks shall have no obligation hereunder to increase their Commitments or provide the Bid Loan of such Bank. Notwithstanding the foregoing, the Agent may only be replaced subject to the requirements of Section 10.14 [Successor Agent] and provided that all Letters of Credit have expired or been terminated or replaced.

              5.4.3.  Change of Lending Office.

                      Each Bank agrees that upon the occurrence of any event giving rise to increased costs or other special payments under Section 4.4.2 [Illegality, Etc.] or 5.5.1 [Increased Costs, Etc.] with respect to such Bank, it will if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that such Bank and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 5.4.3 shall affect or postpone any of the Obligations of the Borrower or any other Loan Party or the rights of the Agent or any Bank provided in this Agreement.

       5.5    Additional Compensation in Certain Circumstances.

              5.5.1. Increased Costs or Reduced Return Resulting from Taxes, Reserves, Capital Adequacy Requirements, Expenses, Etc.

                      If, after the date hereof, any Law, guideline or interpretation or any change in any Law, guideline or interpretation or application thereof by any Official Body charged with the interpretation or administration thereof or compliance with any request or directive (whether or not having the force of Law) of any central bank or other Official Body:

                      (i) subjects any Bank to any tax or changes the basis of taxation with respect to this Agreement, the Notes, the Loans or payments by the Borrower of principal, interest, Commitment Fees, or other amounts due from the Borrower hereunder or under the Notes (except for taxes on the net income of such Bank),

                      (ii) imposes, modifies or deems applicable any reserve, special deposit or similar requirement against credits or commitments to extend credit extended by, or assets (funded or contingent) of, deposits with or for the account of, or other acquisitions of funds by, any Bank, or

                      (iii) imposes, modifies or deems applicable any capital adequacy or similar requirement (A) against assets (funded or contingent) of, or letters of credit, other credits or commitments to extend credit extended by, any Bank, or (B) otherwise applicable to the obligations of any Bank under this Agreement, and the result of any of the foregoing is to increase the cost to, reduce the income receivable by, or impose any expense (including loss of margin) upon any Bank with respect to this Agreement, the Notes or the making, maintenance or funding of any part of the Loans (or, in the case of any capital adequacy or similar requirement, to have the effect of reducing the rate of return on any Bank's capital, taking into consideration such Bank's customary policies with respect to capital adequacy) by an amount which such Bank in its sole discretion deems to be material, such Bank shall from time to time notify the Borrower and the Agent of the amount determined in good faith (using any averaging and attribution methods employed in good faith) by such Bank to be necessary to compensate such Bank for such increase in cost, reduction of income, additional expense or reduced rate of return. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Bank ten (10) Business Days after such notice is given.

              5.5.2.  Indemnity.

                      In addition to the compensation required by Section 5.5.1 [Increased Costs, Etc.], the Borrower shall indemnify each Bank against all liabilities, losses or expenses (including loss of margin, any loss or expense incurred in liquidating or employing deposits from third parties and any loss or expense incurred in connection with funds acquired by a Bank to fund or maintain Loans subject to a CD Rate Option, a Euro-Rate Option or a Bid Loan Fixed Rate Option) which such Bank sustains or incurs as a consequence of any

                      (i) payment, prepayment, conversion or renewal of any Loan to which a Euro-Rate Option or a Bid Loan Fixed Rate Option applies or any Swing Loan on a day other than the last day of the corresponding Interest Period (whether or not such payment or prepayment is mandatory, voluntary or automatic and whether or not such payment or prepayment is then due),

                      (ii) attempt by the Borrower to revoke (expressly, by later inconsistent notices or otherwise) in whole or part any Loan Requests under Section 2.5 [Revolving Credit Loan Requests and Swing Loan Requests],
Section 2.12 [Bid Loan Facility], 3.4 [Line of Credit Loan Requests], or Section
4.2 [Interest Periods] or notice relating to prepayments under Section 5.4 [Voluntary Prepayments], or

                      (iii) default by the Borrower in the performance or observance of any covenant or condition contained in this Agreement or any other Loan Document, including any failure of the Borrower to pay when due (by acceleration or otherwise) any principal, interest, Commitment Fee or any other amount due hereunder.

                      (iv) payment or prepayment of any Bid Loan on a day other than the maturity date thereof (whether or not such payment or prepayment is mandatory or voluntary).

                      If any Bank sustains or incurs any such loss or expense, it shall from time to time notify the Borrower of the amount determined in good faith by such Bank (which determination may include such assumptions, allocations of costs and expenses and averaging or attribution methods as such Bank shall deem reasonable) to be necessary to indemnify such Bank for such loss or expense. Such notice shall set forth in reasonable detail the basis for such determination. Such amount shall be due and payable by the Borrower to such Bank ten (10) Business Days after such notice is given.

       5.6    Settlement Date Procedures.

              In order to minimize the transfer of funds between the Banks and the Agent, the Borrower may borrow, repay and reborrow Swing Loans and PNC Bank may make Swing Loans as provided in Section 2.1.2 hereof during the period between Settlement Dates. Not later than 11:00 a.m. on each Settlement Date, the Agent shall notify each Bank of its Ratable Share of the total of the Revolving Credit Loans and the Swing Loans (each a "Required Share"). Prior to 2:00 p.m., Pittsburgh time, on such Settlement Date, each Bank shall pay to the Agent the amount equal to the difference between its Required Share and its Revolving Credit Loans, and the Agent shall pay to each Bank its Ratable Share of all payments made by the Borrower to the Agent with respect to the Revolving Credit Loans. The Agent shall also effect settlement in accordance with the foregoing sentence on the proposed Borrowing Dates for Revolving Credit Loans and may at its option effect settlement on any other Business Day. These settlement procedures are established solely as a matter of administrative convenience, and nothing contained in this Section 5.6 shall relieve the Banks of their obligations to fund Revolving Credit Loans on dates other than a Settlement Date pursuant to Section 2.1.2. The Agent may at any time at its option for any reason whatsoever require each Bank to pay immediately to the Agent such Bank's Ratable Share of the outstanding Revolving Credit Loans and each Bank may at any time require the Agent to pay immediately to such Bank its Ratable Share of all payments made by the borrower to the Agent with respect to the Revolving Credit Loans.

                    6.   REPRESENTATIONS AND WARRANTIES


       6.1    Representations and Warranties.

              The Loan Parties, jointly and severally, represent and warrant to the Agent and each of the Banks as follows:

              6.1.1.  Organization and Qualification.

                      Each Loan Party and each Subsidiary of each Loan Party is a corporation, partnership or limited liability company duly organized, validly existing and in good standing under the laws of its jurisdiction of organization. Each Loan Party and each Subsidiary of each Loan Party has the lawful power to own or lease its properties and to engage in the business it presently conducts or proposes to conduct. Each Loan Party and each Subsidiary of each Loan Party is duly licensed or qualified and in good standing in all other jurisdictions where the property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary except to the extent that a failure to be in good standing is not reasonably expected to result in a Material Adverse Change.

              6.1.2.  Capitalization and Ownership.

                      As of the Closing Date, the authorized capital stock of the Borrower and the ownership of such stock as of the Closing Date is (referred to herein as the "Shares") which is issued and outstanding (ownership by individuals may be disclosed in the aggregate) is indicated on Schedule 6.1.2. All of the Shares have been validly issued and are fully paid and nonassessable. As of the Closing Date there are no options, warrants or other rights outstanding to purchase any such shares except as indicated on Schedule 6.1.2.

              6.1.3.  Subsidiaries.

                      Schedule 6.1.3 states the name of each of the Borrower's Subsidiaries, its jurisdiction of incorporation, its authorized capital stock, the issued and outstanding shares (referred to herein as the "Subsidiary Shares") and the owners thereof if it is a corporation, its outstanding partnership interests (the "Partnership Interests") if it is a partnership and its outstanding limited liability company interests, interests assigned to managers thereof and the voting rights associated therewith (the "LLC Interests") if it is a limited liability company; provided, however, that such schedule need not state the authorized number of shares of equity interests or the number of outstanding equity interests of any Foreign Subsidiary if it does state the names and relative percentages of ownership of each owner of outstanding equity interests of such Foreign Subsidiary. The Borrower and each Subsidiary of the Borrower has good and marketable title to all of the Subsidiary Shares, Partnership Interests and LLC Interests it purports to own, free and clear in each case of any Lien subject to Permitted Liens. All Subsidiary Shares, Partnership Interests and LLC Interests have been validly issued, and all Subsidiary Shares are fully paid and nonassessable. All capital contributions and other consideration required to be made or paid in connection with the issuance of the Partnership Interests and LLC Interests have been made or paid, as the case may be. There are no options, warrants or other rights outstanding to purchase any such Subsidiary Shares, Partnership Interests or LLC Interests except as indicated on Schedule 6.1.3. The Borrower shall update
Schedule 6.1.3 with each quarterly Compliance Certificate and with each Guarantor Joinder delivered pursuant to Section 11.18 or otherwise under this Agreement and shall not be required to update such Schedule at other times and the warranties hereunder relating to such Schedule shall apply only on the dates of such updates.

               6.1.4. Power and Authority.

                      Each Loan Party has full power to enter into, execute, deliver and carry out this Agreement and the other Loan Documents to which it is a party, to incur the Indebtedness contemplated by the Loan Documents and to perform its Obligations under the Loan Documents to which it is a party, and all such actions have been duly authorized by all necessary proceedings on its part.

               6.1.5. Validity and Binding Effect.

                      This Agreement has been duly and validly executed and delivered by each Loan Party, and each other Loan Document which any Loan Party is required to execute and deliver on or after the date hereof will have been duly executed and delivered by such Loan Party on the required date of delivery of such Loan Document. This Agreement and each other Loan Document constitutes, or will constitute, legal, valid and binding obligations of each Loan Party which is or will be a party thereto on and after its date of delivery thereof, enforceable against such Loan Party in accordance with its terms, except to the extent that enforceability of any of such Loan Document may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally or limiting the right of specific performance.

              6.1.6.  No Conflict.

                      Neither the execution and delivery of this Agreement or the other Loan Documents by any Loan Party nor the consummation of the transactions herein or therein contemplated or compliance with the terms and provisions hereof or thereof by any of them will conflict with, constitute a default under or result in any breach of (i) the terms and conditions of the certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents of any Loan Party or (ii) any Law or any material agreement or instrument or order, writ, judgment, injunction or decree to which any Loan Party or any of its Subsidiaries is a party or by which it or any of its Subsidiaries is bound or to which it is subject, or result in the creation or enforcement of any Lien, charge or encumbrance whatsoever upon any property (now or hereafter acquired) of any Loan Party or any of its Subsidiaries (other than Liens granted under the Loan Documents).

              6.1.7.  Litigation.

                      There are no actions, suits, proceedings or investigations pending or, to the knowledge of any Loan Party, threatened against such Loan Party or any Subsidiary of such Loan Party at law or equity before any Official Body which individually or in the aggregate could reasonably be expected to result in any Material Adverse Change. None of the Loan Parties or any Subsidiaries of any Loan Party is in violation of any order, writ, injunction or any decree of any Official Body which could reasonably be expected to result in any Material Adverse Change.

              6.1.8.  Title to Properties.

                      Each Loan Party and each Subsidiary of each Loan Party has good and marketable title to or valid leasehold interest in all properties, assets and other rights which it purports to own or lease or which are reflected as owned or leased on its books and records, free and clear of all Liens and encumbrances except Permitted Liens, and subject to the terms and conditions of the applicable leases.

              6.1.9.  Financial Statements.

                      (i) Historical Statements. The Borrower has delivered to the Agent copies of its audited consolidated year-end financial statements for and as of the end of the two fiscal years ended on June 30, 1999 (the "Annual Statements"). In addition, the Borrower has delivered to the Agent copies of its unaudited consolidated interim financial statements for the fiscal year to date and as of the end of the fiscal quarter ended December 31, 1999 and a balance sheet as of January 31, 2000 (the "Interim Statements") (the Annual and Interim Statements being collectively referred to as the "Historical Statements"). The Historical Statements were compiled from the books and records maintained by the Borrower's management, are correct and complete in all material respects and fairly represent the consolidated financial condition of the Borrower and its Subsidiaries as of their dates and the results of operations for the fiscal periods then ended and have been prepared in accordance with GAAP consistently applied, subject (in the case of the Interim Statements) to normal year-end audit adjustments.

                      (ii) Financial Projections. The Borrower has delivered to the Agent financial projections of the Borrower and its Subsidiaries for the period June 30, 2000 through June 30, 2005 derived from various assumptions of the Borrower's management (the "Financial Projections"). The Financial Projections represent a reasonable range of possible results in light of the history of the business, present and foreseeable conditions and the intentions of the Borrower's management. The Financial Projections accurately reflect the liabilities of the Borrower and its Subsidiaries upon consummation of the transactions contemplated hereby as of the Closing Date.

                      (iii) Accuracy of Financial Statements. Neither the Borrower nor any Subsidiary of the Borrower has any liabilities, contingent or otherwise, or forward or long-term commitments that are not disclosed in the Historical Statements or in the notes thereto which are required under GAAP to be so disclosed, and except as disclosed therein there are no unrealized or anticipated losses from any commitments of the Borrower or any Subsidiary of the Borrower which could reasonably be expected to cause a Material Adverse Change. Since June 30, 1999, no Material Adverse Change has occurred.

              6.1.10. Use of Proceeds; Margin Stock; Section 20 Subsidiaries.

                                    6.1.10.1   General.

                             The Loan Parties intend to use the proceeds of the
Loans in accordance with Sections 2.8, and 8.1.10.

                                    6.1.10.2   Margin Stock.

                             None of the Loan Parties or any Subsidiaries of any
Loan Party engages or intends to engage principally, or as one of its important activities, in the business of extending credit for the purpose, immediately, incidentally or ultimately, of purchasing or carrying margin stock (within the meaning of Regulation U). No part of the proceeds of any Loan has been or will be used, immediately, incidentally or ultimately, to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or to refund Indebtedness originally incurred for such purpose, or for any other purpose, in any such case which entails a violation of or which is inconsistent with the provisions of the regulations of the Board of Governors of the Federal Reserve System. None of the Loan Parties or any Subsidiary of any Loan Party holds or intends to hold margin stock in such amounts that







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


more than 25% of the reasonable value of the assets of any Loan Party or Subsidiary of any Loan Party are or will be represented by margin stock.

              6.1.11. Full Disclosure.

                      Neither this Agreement nor any other Loan Document, nor any certificate, statement, agreement or other documents furnished to the Agent or any Bank in connection herewith or therewith, contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein and therein, in light of the circumstances under which they were made, not misleading in any material respect. There is no fact known to any Loan Party which could reasonably be expected to result in a Material Adverse Change which has not been set forth in this Agreement or in the certificates, statements, agreements or other documents furnished in writing to the Agent and the Banks prior to or at the date hereof in connection with the transactions contemplated hereby.

              6.1.12. Taxes.

                      All federal, state, local and other tax returns required to have been filed with respect to each Loan Party and each Subsidiary of each Loan Party have been filed, and payment or adequate provision has been made for the payment of all taxes, fees, assessments and other governmental charges which have or may become due pursuant to said returns or to assessments received, except to the extent that such taxes, fees, assessments and other charges are being contested in good faith by appropriate proceedings diligently conducted and for which such reserves or other appropriate provisions, if any, as shall be required by GAAP shall have been made. There are no agreements or waivers extending the statutory period of limitations applicable to any federal income tax return of any Loan Party or Subsidiary of any Loan Party for any period.

              6.1.13. Consents and Approvals.

                      No consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Agreement and the other Loan Documents by any Loan Party, except as listed on Schedule 6.1.13 which shall have been obtained or made on or prior to the Closing Date.

              6.1.14. No Event of Default; Compliance with Instruments.

                      No event has occurred and is continuing and no condition exists or will exist after giving effect to the borrowings or other extensions of credit to be made on the Closing Date under or pursuant to the Loan Documents which constitutes an Event of Default or Potential Default. None of the Loan Parties or any Subsidiaries of any Loan Party is in violation of (i) any term of its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, limited liability company agreement or other organizational documents or (ii) any material agreement or instrument to which it is a party or by which it or








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any of its properties may be subject or bound where such violation would could reasonably be expected to result in a Material Adverse Change.

              6.1.15. Patents, Trademarks, Copyrights, Licenses, Etc.

                      Each Loan Party and each Subsidiary of each Loan Party owns or possesses all the material patents, trademarks, service marks, trade names, copyrights, licenses, registrations, franchises, permits and rights necessary to own and operate its properties and to carry on its business as presently conducted and planned to be conducted by such Loan Party or Subsidiary, without known possible, alleged or actual conflict with the rights of others except for violations which could not reasonably be expected to result in a Material Adverse Change.

              6.1.16. Insurance.

                      All insurance policies and performance, bid and similar bonds to which any Loan Party or Subsidiary of any Loan Party is a party are valid and in full force and effect. No notice has been given or claim made and no grounds exist to cancel or avoid any of such policies or bonds or to reduce the coverage provided thereby. Such policies and bonds provide adequate coverage from reputable and financially sound insurers in amounts sufficient to insure the assets and risks of each Loan Party and each Subsidiary of each Loan Party in accordance with prudent business practice in the industry of the Loan Parties and their Subsidiaries.

              6.1.17. Compliance with Laws.

                      The Loan Parties and their Subsidiaries are in compliance in all material respects with all applicable Laws including environmental laws in all jurisdictions in which any Loan Party or Subsidiary of any Loan Party is presently or will be doing business except where the failure to do so which could reasonably be expected to result in a Material Adverse Change.

              6.1.18. Material Contracts; Burdensome Restrictions.

                      All material contracts relating to the business operations of each Loan Party and each Subsidiary of any Loan Party, including all material employee benefit plans and Labor Contracts are valid, binding and enforceable upon such Loan Party or Subsidiary and each of the other parties thereto in accordance with their respective terms, and there is no default thereunder, to the Loan Parties' knowledge, with respect to parties other than such Loan Party or Subsidiary. None of the Loan Parties or their Subsidiaries is bound by any contractual obligation, or subject to any restriction in any organization document, or any requirement of Law which could reasonably be expected to result in a Material Adverse Change.

              6.1.19. Investment Companies; Regulated Entities.

                      None of the Loan Parties or any Subsidiaries of any Loan Party is an "investment company" registered or required to be registered under the Investment Company Act of 1940 or under the "control" of an "investment company" as such terms are defined in the

Investment Company Act of 1940 and shall not become such an "investment company" or under such "control." None of the Loan Parties or any Subsidiaries of any Loan Party is subject to any other Federal or state statute or regulation limiting its ability to incur Indebtedness for borrowed money.

              6.1.20. Plans and Benefit Arrangements.

                      (i) The Borrower and to the best of Borrower's knowledge after reasonable inquiry each other member of the ERISA Group are in compliance in all material respects with any applicable provisions of ERISA with respect to all Benefit Arrangements, Plans and to the best of Borrower's knowledge after reasonable inquiry Multiemployer Plans. There has been no Prohibited Transaction with respect to any Benefit Arrangement or any Plan or, to the best knowledge of the Borrower, with respect to any Multiemployer Plan or Multiple Employer Plan, which could result in any material liability of the Borrower or any other member of the ERISA Group. The Borrower and to the best of Borrower's knowledge after reasonable inquiry all other members of the ERISA Group have made when due any and all payments required to be made under any agreement relating to a Multiemployer Plan or a Multiple Employer Plan or any Law pertaining thereto. With respect to each Plan and Multiemployer Plan, the Borrower and to the best of Borrower's knowledge after reasonable inquiry each other member of the ERISA Group (i) have fulfilled in all material respects their obligations under the minimum funding standards of ERISA, (ii) have not incurred any liability to the PBGC other than premiums the payment of which is not yet due, and (iii) have not had asserted against them any penalty for failure to fulfill the minimum funding requirements of Section 302 of ERISA.

                      (ii) To the best of the Borrower's knowledge, each Multiemployer Plan and Multiple Employer Plan is able to pay benefits thereunder when due.

                      (iii) Neither the Borrower nor to the best of Borrower's knowledge after reasonable inquiry any other member of the ERISA Group has instituted or intends to institute proceedings to terminate any Plan.

                      (iv) No event requiring notice to the PBGC under Section 302(f)(4)(A) of ERISA has occurred or is reasonably expected to occur with respect to any Plan, and no amendment with respect to which security is required under Section 307 of ERISA has been made or is reasonably expected to be made to any Plan, provided, however, that as applied to Plans of members of the ERISA Group other than the Borrower, the foregoing representation is made to the best of Borrower's knowledge after reasonable inquiry.

                      (v) The aggregate actuarial present value of the current liability (whether or not vested) as defined in Section 412(1)(7) of the Internal Revenue Code under all Plans subject to Title IV of ERISA as disclosed in, and as of the date of, the most recent actuarial reports for such Plans, does not exceed the aggregate fair market value of the assets of such Plans by more than $10 million in the aggregate. Based on the funded status of Plans subject to Title IV of ERISA (not including any Multiemployer Plans) as of the date of the most recent








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actuarial reports for such Plans, termination of such Plans would not have a material adverse effect on Borrower.

                      (vi) Neither the Borrower nor to the best of Borrower's knowledge after reasonable inquiry any other member of the ERISA Group has incurred or reasonably expects to incur any material withdrawal liability under ERISA to any Multiemployer Plan or Multiple Employer Plan. Neither the Borrower nor to the best of Borrower's knowledge after reasonable inquiry any other member of the ERISA Group has been notified by any Multiemployer Plan or Multiple Employer Plan that such Multiemployer Plan or Multiple Employer Plan has been terminated within the meaning of Title IV of ERISA and, to the best knowledge of the Borrower, no Multiemployer Plan or Multiple Employer Plan is reasonably expected to be reorganized or terminated, within the meaning of Title IV of ERISA.

                      (vii) To the extent that any Benefit Arrangement is insured, the Borrower and to the best of Borrower's knowledge after reasonable inquiry all other members of the ERISA Group have paid when due all premiums required to be paid for all periods through the Closing Date. To the extent that any Benefit Arrangement is funded other than with insurance, the Borrower and all other members of the ERISA Group have made when due all contributions required to be paid for all periods through the Closing Date.

                      (viii) All Plans, Benefit Arrangements and Multiemployer Plans have been administered in accordance with their terms and applicable Law, provided, however, that as applied to Plans, Benefit Arrangements and Multiemployer Plans the foregoing representation is made to the best of Borrower's knowledge after reasonable inquiry.

              6.1.21. Employment Matters.

                      Each of the Loan Parties and each of their Subsidiaries is in compliance with the Labor Contracts and all applicable federal, state and local labor and employment Laws including those related to equal employment opportunity and affirmative action, labor relations, minimum wage, overtime, child labor, medical insurance continuation, worker adjustment and relocation notices, immigration controls and worker and unemployment compensation, where the failure to comply could reasonably be expected to result in a Material Adverse Change. There are no outstanding grievances, arbitration awards or appeals therefrom arising out of the Labor Contracts or current or threatened strikes, picketing, handbilling or other work stoppages or slowdowns at facilities of any of the Loan Parties or any of their Subsidiaries which in any case could reasonably be expected to result in a Material Adverse Change.

              6.1.22. Environmental Matters.

                      (i) There are no pending or threatened Environmental Claims against any Loan Party or any Subsidiary of a Loan Party which could be reasonably expected to result in a Material Adverse Change.

              6.1.23. Senior Debt Status.

                      The Obligations of each Loan Party under this Agreement, the Notes, the Guaranty Agreement and each of the other Loan Documents to which it is a party do rank and will rank at least pari passu in priority of payment with all other Indebtedness of such Loan Party except Indebtedness of such Loan Party to the extent secured by Permitted Liens. There is no Lien upon or with respect to any of the properties or income of any Loan Party or Subsidiary of any Loan Party which secures indebtedness or other obligations of any Person except for Permitted Liens.

              6.1.24. Year 2000.

              The computer applications used by Borrower or its Subsidiaries in its internal operations are able in all material respects to recognize and perform properly date-sensitive functions involving dates prior to and after December 31, 1999 (the "Year 2000 Problem") and the Borrower and its Subsidiaries' business was not adversely affected by the Year 2000 Problem in any material respect.

              6.1.25. Continuation of Representations.

                      The Borrower makes the representations and warranties in this Section 6 on the date hereof and on the Closing Date and each date thereafter on which a Loan is made or a Letter of Credit is issued as provided in and subject to Sections 7.1 and 7.2.

              6.1.26. Solvency.

                      After giving effect to the transactions contemplated by the Loan Documents, including all Indebtedness incurred thereby, and the payment of all fees related thereto, the Loan Parties, taken as a whole, will be Solvent.

       6.2    Updates to Schedules.

              Except in the case of those schedules disclosing information solely as of the Closing Date as expressly provided herein, should any of the information or disclosures provided on any of the Schedules attached hereto become outdated or incorrect in any material respect, the Borrower shall provide the Agent in writing with such revisions or updates to such Schedule as may be necessary or appropriate to update or correct same; provided, however, that no Schedule shall be deemed to have been amended, modified or superseded by any such correction or update, nor shall any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule be deemed to have been cured thereby, unless and until the Required Banks, in their sole and absolute discretion, shall have accepted in writing such revisions or updates to such Schedule.







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



     7.    CONDITIONS OF LENDING AND ISSUANCE OF LETTERS OF CREDIT

       The obligation of each Bank to make Loans and of the Agent to issue Letters of Credit hereunder is subject to the performance by each of the Loan Parties of its Obligations to be performed hereunder at or prior to the making of any such Loans or issuance of such Letters of Credit and to the satisfaction of the following further conditions:

       7.1    First Loans and Letters of Credit.

              On the Closing Date:

              7.1.1. Officer's Certificate.

                     The representations and warranties of each of the Loan Parties contained in Section 6 and in each of the other Loan Documents shall be true and accurate on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), and each of the Loan Parties shall have performed and complied with all covenants and conditions hereof and thereof, no Event of Default or Potential Default shall have occurred and be continuing or shall exist; and there shall be delivered to the Agent for the benefit of each Bank a certificate of each of the Loan Parties, dated the Closing Date and signed by the Chief Executive Officer, President, Treasurer or Chief Financial Officer of each of the Loan Parties, to each such effect.

              7.1.2. Secretary's Certificate.

                     There shall be delivered to the Agent for the benefit of each Bank a certificate dated the Closing Date and signed by the Secretary or an Assistant Secretary of each of the Loan Parties, certifying as appropriate as to:

                     (i) all action taken by each Loan Party in connection with this Agreement and the other Loan Documents;

                     (ii) the names of the officer or officers authorized to sign this Agreement and the other Loan Documents and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of each Loan Party for purposes of this Agreement and the true signatures of such officers, on which the Agent and each Bank may conclusively rely; and

                     (iii) copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation, and limited liability company agreement as in effect on the Closing Date certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of each Loan Party in each state where organized certified as of a date not earlier than thirty (30) days prior to the Closing Date.

              7.1.3.  Delivery of Loan Documents.

                      The Guaranty Agreement, the Notes, the Intercompany Subordination Agreement and each of the other Loan Documents (except for the Pledge Agreement and the Security Agreement--Promissory Notes which the Borrower is not required to deliver at closing) shall have been duly executed and delivered to the Agent for the benefit of the Banks.

              7.1.4.  Opinion of Counsel.

                      There shall be delivered to the Agent for the benefit of each Bank a written opinion of Sidley & Austin, counsel for the Loan Parties, dated the Closing Date and in form and substance satisfactory to the Agent and its counsel:

                      (i)   as to the matters set forth in Exhibit 7.1.4; and

                      (ii) as to such other matters incident to the transactions contemplated herein as the Agent may reasonably request.

              7.1.5.  Compliance Certificate.

                      The Borrower shall have delivered a completed Compliance Certificate which shall demonstrate the Leverage Ratio as of the Closing Date

              7.1.6.  Separation Agreements and Cisco Agreements

                      The Borrower shall have delivered true and correct copies of the Separation Agreements and the Cisco Agreements and the Agent and the Banks shall be satisfied with the terms thereof and with the terms of the divestiture of the Borrower from KPMG LLP. The Borrower shall have delivered satisfactory evidence that all necessary approvals of Official Bodies and other consents or approvals for such divestiture and the other transactions under the Separation Agreements and the Cisco Agreements have been obtained.

              7.1.7.  Legal Details.

                      All legal details and proceedings in connection with the transactions contemplated by this Agreement and the other Loan Documents shall be in form and substance reasonably satisfactory to the Agent and counsel for the Agent, and the Agent shall have received all such other counterpart originals or certified or other copies of such documents and proceedings in connection with such transactions, in form and substance reasonably satisfactory to the Agent and said counsel, as the Agent or said counsel may reasonably request.

              7.1.8. Payment of Fees.

                     The Borrower shall have paid or caused to be paid to the Agent for itself and for the account of the Banks to the extent not previously paid the fees due or accrued through the Closing Date and the costs and expenses for which the Agent and the Banks are entitled to be reimbursed as set forth herein or in the Agent's Letter.

              7.1.9. Consents.

                     All material consents required to effectuate the transactions contemplated hereby as set forth on Schedule 6.1.13 shall have been obtained.

              7.1.10. Certification Regarding Changes in the Borrower's Executive Committee.

                      In the six months prior to the Closing Date, there has not been a termination or departure of more than a majority of the Borrower's officers serving on its Executive Committee.

              7.1.11. No Violation of Laws.

                      The making of the Loans and the issuance of the Letters of Credit shall not contravene any Law applicable to any Loan Party or any of the Banks.

              7.1.12. No Actions or Proceedings.

                      No action, proceeding, investigation, regulation or legislation shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, this Agreement, the other Loan Documents or the consummation of the transactions contemplated hereby or thereby or which is in violation of the warranty in Section 6.1.7.

              7.1.13. Financial Projections; Closing Date Balance Sheet.

                      The Borrower shall have provided to the Banks pro-forma financial projections (the "Financial Projections") for the five year period following the Closing Date, including a statement of income, with all such Financial Projections to be reasonably satisfactory in form and substance to the Required Banks.

              7.1.14. Payoff of Existing Indebtedness.

                      On or before the Closing Date, the Borrower shall have repaid all Indebtedness, obligations, fees, interest, principal, and all other amounts owing under its credit facilities with PNC Bank and all other Indebtedness excluding the PNC Receivables Purchase Facility and any other Indebtedness permitted under Section 8.2.1.

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       7.2    Each Additional Loan or Letter of Credit.

              At the time of making any Loans or issuing any Letters of Credit other than Loans made or Letters of Credit issued on the Closing Date and after giving effect to the proposed extensions of credit: the representations and warranties of the Loan Parties contained in Section 6.1 and in the other Loan Documents shall be true on and as of the date of such additional Loan or Letter of Credit with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein) and the Loan Parties shall have performed and complied with all covenants and conditions hereof; no Event of Default or Potential Default shall have occurred and be continuing or shall exist; the making of the Loans or issuance of such Letter of Credit shall not contravene any Law applicable to any Loan Party or Subsidiary of any Loan Party or any of the Banks; and the Borrower shall have delivered to the Agent a duly executed and completed Loan Request or application for a Letter of Credit as the case may be.

                               8.   COVENANTS

       8.1    Affirmative Covenants.

              The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings, and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations under the Loan Documents and termination of the Commitments, the Loan Parties shall comply at all times with the following affirmative covenants:

       8.1.1. Preservation of Existence, Etc.

              Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain its legal existence as a corporation, limited partnership or limited liability company and its license or qualification and good standing (except to the extent that failure to be in good standing could not reasonably be expected to result in a Material Adverse Change) in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary, except as otherwise expressly permitted in Section 8.2.6 [Liquidations, Mergers, Etc.].

       8.1.2. Payment of Liabilities, Including Taxes, Etc.

              Each Loan Party shall, and shall cause each of its Subsidiaries to, duly pay and discharge all liabilities to which it is subject or which are asserted against it, promptly as and when the same shall become due and payable, including all taxes, assessments and governmental charges upon it or any of its properties, assets, income or profits, prior to the date on which penalties attach thereto, except to the extent that such liabilities, including taxes, assessments or charges, are being contested in good faith and by appropriate and lawful proceedings diligently conducted and for which such reserve or other appropriate provisions, if any, as shall be required by GAAP shall have been made, but only to the extent that failure to discharge any such liabilities would not result in any additional liability which would adversely affect to a material extent the financial condition of any Loan Party or Subsidiary of any Loan Party, provided that the Loan Parties and their Subsidiaries will pay all such liabilities forthwith upon the commencement of proceedings to foreclose any Lien which may have attached as security therefor.

              8.1.3.  Maintenance of Insurance.

                      Each Loan Party shall, and shall cause each of its Subsidiaries to, insure its properties and assets against loss or damage by fire and such other insurable hazards as such assets are commonly insured (including fire, extended coverage, property damage, professional liability, workers' compensation, general liability and extra expense insurance) and against other risks (including errors and omissions) in such amounts as similar properties and assets are insured by prudent companies in similar circumstances carrying on similar businesses, and with reputable and financially sound insurers, including self-insurance to the extent customary.

              8.1.4.  Maintenance of Properties and Leases.

                      Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain in good repair, working order and condition (ordinary wear and tear excepted) in accordance with the general practice of other businesses of similar character and size, all of those properties useful or necessary to its business.

              8.1.5.  Maintenance of Patents, Trademarks, Etc.

                      Each Loan Party shall, and shall cause each of its Subsidiaries to, maintain in full force and effect all patents, trademarks, service marks, trade names, copyrights, licenses, franchises, permits and other authorizations necessary for the ownership and operation of its properties and business if the failure so to maintain the same could reasonably be expected to result in a Material Adverse Change.

              8.1.6.  Visitation Rights.

                      Each Loan Party shall, and shall cause each of its Subsidiaries to, permit any of the officers or authorized employees or representatives of the Agent or any of the Banks to visit and inspect any of its properties and to examine and make excerpts from its books and records and discuss its business affairs, finances and accounts with its officers, all in such detail and at such times (which shall be during regular business hours if no Potential Default or Event of Default exists and is continuing) and as often as any of the Banks may reasonably request, provided that each Bank shall provide the Borrower and the Agent with reasonable notice prior to any visit or inspection. In the event any Bank desires to conduct an audit of any Loan Party,








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such Bank shall make a reasonable effort to conduct such audit contemporaneously with any audit to be performed by the Agent.

              8.1.7.  Keeping of Records and Books of Account.

                      The Borrower shall, and shall cause each Subsidiary of the Borrower to, maintain and keep proper books of record and account which enable the Borrower and its Subsidiaries to issue financial statements in accordance with GAAP and as otherwise required by applicable Laws of any Official Body having jurisdiction over the Borrower or any Subsidiary of the Borrower, and in which full, true and correct entries shall be made in all material respects of all its dealings and business and financial affairs.

              8.1.8.  Plans and Benefit Arrangements.

                      The Borrower shall comply with ERISA, the Internal Revenue Code and other applicable Laws applicable to Plans and Benefit Arrangements except where such failure, alone or in conjunction with any other failure, could not reasonably be expected to result in a Material Adverse Change. Without limiting the generality of the foregoing, the Borrower shall cause all of its Plans to be funded in accordance with the minimum funding requirements of ERISA and shall make, in a timely manner, all contributions due to Plans, Benefit Arrangements and Multiemployer Plans.

              8.1.9.  Compliance with Laws.

                      Each Loan Party shall, and shall cause each of its Subsidiaries to, comply with all applicable Laws, including all environmental laws, in all respects, provided that it shall not be deemed to be a violation of this Section 8.1.9 if any failure to comply with any Law would not result in fines, penalties, remediation costs, other similar liabilities or injunctive relief which in the aggregate could reasonably be expected to result in or constitute a Material Adverse Change.

              8.1.10. Use of Proceeds.

                      The Loan Parties will use the Letters of Credit and the proceeds of the Loans only for general corporate purposes, for working capital and for Permitted Acquisitions. The Loan Parties shall not use the Letters of Credit or the proceeds of the Loans for any purpose which contravenes any applicable Law or any provision hereof.

              8.1.11. Subordination of Intercompany Loans.

                      Each Loan Party shall cause any intercompany Indebtedness, loans or advances owed by any Loan Party to any other Loan Party to be subordinated pursuant to the terms of the Intercompany Subordination Agreement.

         8.2 Negative Covenants.

                  The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations hereunder and termination of the Commitments, the Loan Parties shall comply with the following negative covenants:

                  8.2.1. Indebtedness.

                         Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Indebtedness, except:

                         (i) Indebtedness under the Loan Documents;

                         (ii) Indebtedness under or with respect to the PNC
Receivables Purchase Facility;

                         (iii) Existing Indebtedness as set forth on Schedule
8.2.1 (including any extensions or renewals thereof, provided there is no increase in the amount thereof and there is no other significant change in the terms thereof unless otherwise specified on Schedule 8.2.1;

                         (iv) Capitalized leases and to the extent permitted
under Section 8.2.14 [Capital Expenditures and Leases], operating leases;

                         (v) Indebtedness secured by Purchase Money Security
Interests not exceeding $25,000,000; and

                         (vi) Indebtedness of a Loan Party to another Loan Party
which is subordinated in accordance with the provisions of Section 8.1.12 [Subordination of Intercompany Loans] and Indebtedness of a Subsidiary which is not a Loan Party to another Subsidiary which is not a Loan Party;

                         (vii) Prior to the IPO, an unsecured loan made by KPMG
LLP to the Borrower in an amount not to exceed $100,000,000 (the "KPMG LLP
Loan");

                         (viii) Prior to the IPO, other Indebtedness, including
Indebtedness assumed or incurred in connection with Permitted Acquisitions, provided that the principal amount thereof does not exceed the lesser of (1) $60,000,000 or (2) an amount equal to $60,000,000 minus the excess, if any, of the outstanding principal amount of the KPMG LLP Loan over $75,000,000.

                         (ix) After the IPO, $100,000,000

                         (x) Indebtedness of any Subsidiary of the Borrower
which is not a Loan Party to a Loan Party, provided that such Indebtedness is permitted under Section 8.2.4 [Loans and Investments].



                  8.2.2. Liens.

                         Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, at any time create, incur, assume or suffer to exist any Lien on any of its property or assets, tangible or intangible, now owned or hereafter acquired, or agree or become liable to do so, except Permitted Liens.

                  8.2.3. Guaranties.

                         Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, at any time, directly or indirectly, become or be liable in respect of any Guaranty, or assume, guarantee, become surety for, endorse or otherwise agree, become or remain directly or contingently liable upon or with respect to any obligation or liability of any other Person, except for

                         (i) Guaranties of Indebtedness or other obligations of
the Loan Parties or Pledged Foreign Subsidiaries not prohibited hereunder,

                         (ii) Guaranties constituting Investments which are
permitted under clause (vii) of Section 8.2.4 (iii) Customary indemnities in favor of directors and officers of the Loan Parties and their Subsidiaries, and

                         (iv) customary indemnities relating to warranties,
covenants and assumed liabilities in favor of sellers in acquisition agreements in connection with Permitted Acquisitions, and

                         (v) endorsements of instruments in the ordinary course
of business.

                  8.2.4. Loans and Investments.

                         Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, at any time make or suffer to remain outstanding any loan or advance to, or purchase, acquire or own any stock, bonds, notes or securities of, or any partnership interest (whether general or limited) or limited liability company interest in, or any other debt or equity investment or interest in, or make any capital contribution to, any other Person, or agree, become or remain liable to do any of the foregoing, or become or be liable in respect of any Guaranties (other than those permitted under clauses (i), (iii), (iv) and (v) of Section 8.2.3) (collectively the foregoing shall be referred to as "Investments"), except:

                         (i) trade credit extended on usual and customary terms
in the ordinary course of business;

                         (ii) advances to employees to meet expenses incurred by
such employees in the ordinary course of business;

                         (iii) Permitted Investments;

                         (iv) Investments in other Loan Parties;

                         (v) Investments made in connection with the PNC
Receivables Purchase Facility;

                         (vi) Loans made to Subsidiaries that are not Loan
Parties provided that such Loans are evidenced by promissory notes which have been pledged to the banks pursuant to the Security Agreement--Promissory Notes and provided that the Loan Parties have complied with the requirements in the definition of "Security Agreement--Promissory Notes" in connection with delivering such Security Agreement--Promissory Notes;

                         (vii) Securities received for services rendered in the
ordinary course of business and Investments in other Persons, provided that the sum of the total value of such services (which shall be valued, for purposes hereof, at the price customarily charged by the Borrower and its Subsidiaries for such services), plus the total Investment Amount relating to such Investments shall not at any time exceed 20% of Total Capitalization as of the end of the preceding fiscal quarter;

                         (viii) Investments (which may include reasonable
aggregations) existing as of the Closing Date to be listed on Schedule 8.2.4 to be delivered to the Agent by August 4, 2000;

                         (ix) Permitted Acquisitions, and acquisitions of
additional ownership interests in Subsidiaries which are not wholly owned, to the extent paid for with common stock; and

                         (x) Permitted Acquisitions of, and other Investments
in, any Foreign Subsidiaries whose stock is owned by a Loan Party (each a "First Tier Foreign Subsidiary"), and any Foreign Subsidiaries which are wholly-owned by such First Tier Foreign Subsidiary or by any of its wholly-owned Foreign Subsidiaries, in each case to the extent paid for in cash provided that 65% of the outstanding capital stock (or other ownership interests) of such First Tier Foreign Subsidiary has been pledged to the Agent for the benefit of the Banks pursuant to a Pledge Agreement and provided that the Loan Parties have complied with the requirements in the definition of "Pledge Agreement" in connection with delivering such Pledge Agreement (each First Tier Foreign Subsidiary whose capital stock has been pledged to the Bank under the requirements of this proviso, and each of its direct and indirect wholly-owned Foreign Subsidiaries, shall be referred to as a "Pledged Foreign Subsidiary").

                  8.2.5. Dividends and Related Distributions.

                         Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, make or pay, or agree to become or remain liable to make or pay, any dividend or other distribution of any nature (whether in cash, property, securities or otherwise) on account of or in respect of its shares of capital stock, partnership interests or limited liability company interests on account of the purchase, redemption, retirement or acquisition of its shares of capital stock (or warrants, options or rights therefor), partnership interests or limited liability company interests, except

                         (1) dividends or other distributions payable to another
Loan Party and dividends paid ratably to its shareholders by a Subsidiary which is not wholly-owned by a Loan Party.

                         (2) dividends made by the Borrower after the IPO paid
in capital stock of the Borrower.

                         (3) dividends recorded by the Borrower as a result of
any conversion discount attributable to the conversion of the Series A Mandatorily Redeemable Convertible Preferred Stock to common stock, provided that such dividend does not result in any distribution of cash or property.

                         (4) dividends on the convertible preferred stock of the
Borrower in an amount not to exceed a rate of 6% per annum on the principal amount thereof (to be paid as ratably over the year and not in advance) so that the total amount of such dividends shall not exceed $63,000,000 in any year made before the IPO, provided that at the time of making any dividend payment and after giving effect to such dividend, there shall exist no Potential Default or Event of Default and that the Loan Parties provide satisfactory evidence to such effect on their next Compliance Certificate.

                         (5) dividends, and repurchases of stock from employees
and directors, made by the Borrower after the IPO provided that (a) the amount of such dividends shall not exceed the Dividend Limitation (computed with respect to each such dividend immediately prior to the payment of such dividend without giving effect thereto) and (b) at the time of Borrower's making any dividend payment and after giving effect to such dividend, there shall exist no Potential Default or Event of Default and that the Loan Parties provide satisfactory evidence to such effect on their next Compliance Certificate.

                         (6) repurchases of stock from employees and directors
made before the IPO, provided that the total amount of cash or other consideration paid or given in connection with such repurchases shall not exceed $20,000,000 per year and at the time of making any such repurchase and after giving effect thereto, there shall exist no Potential Default or Event of Default and that the Loan Parties provide satisfactory evidence to such effect on their next Compliance Certificate.

                         (7) redemption payments to Cisco Systems, Inc. paid by
the Borrower with proceeds received by the Borrower pursuant to the IPO, to the extent such redemption payments are required pursuant to the Cisco Agreements.

                         (8) redemption of the non-voting common stock of
Softline Consulting and Integrators, Inc., the obligation of which is described and characterized in Schedule 8.2.1 in an amount not to exceed $65,000,000.

                         (9) Dividends payable by Subsidiaries of the Loan
Parties which are not Loan Parties to the Loan Parties or other Subsidiaries of the Loan Parties.

                  8.2.6. Liquidations, Mergers, Consolidations, Acquisitions.

                         Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, dissolve, liquidate or wind-up its affairs, or become a party to any merger or consolidation, or acquire by purchase, lease or otherwise all or substantially all of the assets or capital stock of any other Person, provided that

                         (1) any Subsidiary of the Borrower may consolidate or
merge or liquidate into the Borrower or any Subsidiary, except that a Loan Party may not merge, consolidate or liquidate into a Subsidiary which is not a Loan Party, and

                         (2) any Loan Party or any Foreign Subsidiary may
acquire, whether by purchase or by merger, (A) all or substantially all of the ownership interests of another Person or (B) substantially all of assets of another Person or of a business or division of another Person (each an "Permitted Acquisition"), provided that each of the following requirements is met:

                             (i) if the Loan Parties are acquiring the ownership
interests in such Person and such Person is a Subsidiary which is not a Foreign Subsidiary, such Person shall execute a Guarantor Joinder and join this Agreement as a Guarantor pursuant to Section 11.18 [Joinder of Guarantors] on or before the date of such Permitted Acquisition if the total consideration in connection with such Permitted Acquisition is $25,000,000 or more and within thirty (30) days after such Permitted Acquisition if the total consideration in connection with such Permitted Acquisition is less than $25,000,000;

                             (ii) the board of directors or other equivalent
governing body of such Person shall have approved such Permitted Acquisition, except in the case of an acquisition of stock of such Person, other than by tender offer, with respect to which the board of directors of such Person have not advised against or disapproved such acquisition;

                             (iii) the business acquired, or the business
conducted by the Person whose ownership interests are being acquired, as applicable, shall be substantially the same as one or more line or lines of business conducted by the Loan Parties or their Subsidiaries and shall comply with Section 8.2.10 [Continuation of or Change in Business];

                             (iv) no Potential Default or Event of Default shall
exist immediately prior to and after giving effect to such Permitted Acquisition; and

                             (v) for Permitted Acquisitions occurring after
August 1, 2000, the Borrower shall demonstrate that it shall be in pro forma compliance with the covenants contained in Section 8.2 after giving effect to such Permitted Acquisition by delivering at least five (5) Business Days prior to such Permitted Acquisition a certificate in the form of Exhibit 8.2.6 evidencing such compliance. Such computation shall include:

                                 (a) for Permitted Acquisitions occurring during
the period of August 1, 2000 through the date of delivery of the financial statements and related compliance certificate as required under Sections 8.3.1 and 8.3.3 for the fiscal quarter ended September 30, 2000, EBITDA and other income and expense items and results of operations for the period February 1, 2000 through June 30, 2000;

                                 (b) for Permitted Acquisitions occurring on or
after the date of delivery of the financial statements and related compliance certificate as required under Sections 8.3.1 and 8.3.3 for the fiscal quarter ended September 30, 2000 and thereafter, EBITDA and other income and expense items and results of operations for a period identical to the period of a fiscal quarter or quarters for which financial statements and related compliance certificate were most recently delivered under Section 8.3.1 or 8.3.2, as the case may be, and Section 8.3.3; and

                                     (c) for any Permitted Acquisition,
Indebtedness as of the date of such Permitted Acquisition (including Indebtedness or other liabilities assumed or incurred in connection with such Permitted Acquisition).

In connection with calculations of the covenants in Sections 8.2.1 through 8.2.4 and Sections 8.2.16 through 8.2.24, the Loan Parties may not include income statement and other cash flow statement items of the acquired Person or business for periods prior to the date of the acquisition unless the Loan Parties have delivered the financial statements of such Person or business (which shall not be older than 135 days prior to the date of such acquisition) and pro forma combined computations of such covenants to the Banks and the Borrower delivers copies of such statements to the Agent and the Banks together with pro-forma combined statements and the Borrower certifies to the Agent for the benefit of the Banks that it has reviewed such financial statements and either (i) the assets, liabilities, shareholders equity, income and expenses and other components of such statements are computed consistently with the corresponding items of the Borrower and its Subsidiaries in all material respects, or (ii) to the extent there are differences in such computations that result in covenant levels more favorable (and not less favorable) to Borrower than they would be if such differences did not exist, the Borrower shall adjust in its pro-forma combined financial statements to eliminate such differences. In connection with calculations of the covenants other than those listed in the preceding sentence, the Loan Parties shall not include income statement and other cash flow statement items of the acquired Person or business for periods prior to the date of the acquisition.

                  8.2.7. Dispositions of Assets or Subsidiaries.

                         Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, sell, convey, assign, lease, abandon or otherwise transfer or dispose of, voluntarily or involuntarily, any of its properties or assets, tangible or intangible (including sale, assignment, discount or other disposition of accounts, contract rights, chattel paper, equipment or general intangibles with or without recourse or of capital stock, shares of beneficial interest, partnership interests or limited liability company interests of a Subsidiary of such Loan Party), except:

                         (i) transactions involving the sale of inventory in the
ordinary course of business;

                         (ii) any sale, transfer or lease of assets in the
ordinary course of business which are no longer necessary or required in the conduct of such Loan Party's or such Subsidiary's business;

                         (iii) any sale, transfer or lease of assets by any
Subsidiary of such Loan Party to another Loan Party or by any Foreign Subsidiary to another Foreign Subsidiary;

                         (iv) any sale, transfer or lease of assets in the
ordinary course of business which are replaced by substitute assets acquired or leased within the parameters of Section 8.2.14 [Capital Expenditures and Leases];

                         (v) transfers of receivables and related assets
pursuant to the PNC Receivables Purchase Facility; or (vi) any sale, transfer or lease of assets, including those pursuant to asset securitizations, which is approved by the Required Banks, and

                         (vii) other sales or dispositions provided that if the
book value of the assets sold or disposed in any fiscal year of the Borrower shall exceed eight percent (8%) of the total assets of the Borrower as of the first day of such fiscal year, then the Borrower shall reduce the Revolving Credit Commitments by an amount equal to or greater than the amount of such excess and such reduction of Commitments shall be subject to the requirements of
Section 2.11.


                  8.2.8. Affiliate Transactions.

                         Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, enter into or carry out any transaction (including purchasing property or services from or selling property or services to any Affiliate of any Loan Party if such Affiliate is not a Loan Party) or other Person but excluding the transactions (the "Excluded Transactions") listed in the numbered clauses below unless such transaction is not otherwise prohibited by this Agreement, is entered into upon fair and reasonable arm's-length terms and conditions and is in accordance with all applicable Law and which if either of the following applies, also are fully disclosed to the Agent: (i) the transaction involves consideration or other payments which exceed $5,000,000 or (ii) the consideration and other payments for such transaction and other transactions described in this sentence in the current fiscal year exceed $25,000,000 in the aggregate. The Excluded Transactions include the following:

                         (1) transactions exclusively between or among
Subsidiaries which are not Loan Parties,

                         (2) transactions exclusively among Loan Parties,

                         (3) transactions under the Separation Agreements, as
may be amended in a manner not prohibited by Section 8.2.15,

                         (4) subcontracts for services among the Borrower and
its Subsidiaries, and

                         (5) Investments described in and permitted under clause
(ii), (iv), (v), (vi), (vii) or (viii) of Section 8.2.4; and

                         (6) administrative overhead costs reasonably allocated
among the Borrower and its Subsidiaries.

                  8.2.9. Subsidiaries, Partnerships and Joint Ventures.

                         Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, own or create directly or indirectly any Subsidiaries other than (i) any Subsidiary which has joined this Agreement as Guarantor on the Closing Date; (ii) any Subsidiary formed after the Closing Date which joins this Agreement as a Guarantor pursuant to Section 11.18 [Joinder of Guarantors], (iii) Education Information Management Systems LLC, KPMG Enterprise Integration Services, LLC, KCI Funding Corporation, (iv) any Foreign Subsidiary, and (v) Versa Management Systems, Inc. ("Versa") provided that Versa shall join the Agreement as a Guarantor pursuant to Section 11.18 [Joinder of Guarantors] on or before July 7, 2000.

                  8.2.10. Continuation of or Change in Business.

                         Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, engage in any business other than the same business as conducted and operated by such Loan Party or Subsidiary during the present fiscal year and other lines of consulting services businesses which are substantially the same or substantially similar as one or more lines of business then conducted by the Loan Parties and their Subsidiaries.

                  8.2.11. Plans and Benefit Arrangements.

                         Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to:

                         (i) fail to satisfy the minimum funding requirements of
ERISA and the Internal Revenue Code with respect to any Plan;

                         (ii) request a minimum funding waiver from the Internal
Revenue Service with respect to any Plan;

                         (iii) engage in a Prohibited Transaction with any Plan,
Benefit Arrangement or Multiemployer Plan which, alone or in conjunction with any other circumstances or set of circumstances resulting in liability under ERISA, could reasonably be expected to constitute a Material Adverse Change;

                         (iv) permit the aggregate actuarial present value of
all benefit liabilities (whether or not vested) under each Plan, determined on a plan termination basis, as disclosed in the most recent actuarial report completed with respect to such Plan, to exceed, as of any actuarial valuation date, the fair market value of the assets of such Plan;

                         (v) fail to make when due any contribution to any
Multiemployer Plan that the Borrower may be required to make under any agreement relating to such Multiemployer Plan, or any Law pertaining thereto;

                         (vi) withdraw (completely or partially) from any
Multiemployer Plan or withdraw (or be deemed under Section 4062(e) of ERISA to withdraw) from any Multiple Employer Plan, where any such withdrawal is likely to result in a material liability of the Borrower;

                         (vii) terminate, or institute proceedings to terminate,
any Plan, where such termination is likely to result in a material liability to the Borrower;

                         (viii) make any amendment to any Plan with respect to
which security is required under Section 307 of ERISA; or

                         (ix) fail to give any and all notices and make all
disclosures and governmental filings required under ERISA or the Internal Revenue Code, where such failure could reasonably be expected to result in a Material Adverse Change.

                  8.2.12. Fiscal Year.

                         The Borrower shall not, and shall not permit any
Subsidiary of the Borrower to, change its fiscal year from the twelve-month period beginning July 1 and ending June 30, other than changes to fiscal years ending on September 30, December 31 or March 31, provided that the Loan Parties agree to amend the covenant contained in Section 8.2.18 to reflect such change in fiscal year in a manner acceptable to the Required Banks.

                  8.2.13. Changes in Organizational Documents.

                         Except for the IPO, the Borrower shall not amend in any
respect its certificate of incorporation (including any provisions or resolutions relating to capital stock) or by-laws without providing at least fifteen (15) calendar days' prior written notice to the Agent and the Banks and, in the event such change would be materially adverse to the Banks as reasonably determined by the Agent in its sole discretion, obtaining the prior written consent of the Required Banks.

                  8.2.14. Capital Expenditures and Leases.

                         Each of the Loan Parties shall not, and shall not
permit any of its Subsidiaries to, make any payments (other than (1) consideration with respect to Permitted Acquisitions or (2) payments made by a Person or business acquired, directly or indirectly, by the Loan Parties or their Subsidiaries in a Permitted Acquisition incurred by such Person or business during periods prior to the date of such Permitted Acquisition) exceeding the amounts set forth below during the periods set forth below on account of the purchase or lease of any assets which if purchased would constitute fixed assets or which if leased would constitute a capitalized lease.

                          Period                                                 Maximum Amount
                          ------                                                 --------------
            July 1, 2000 through June 30, 2001                                     $50,000,000
            July 1, 2001 through June 30, 2002                                     $60,000,000
            July 1, 2002 through June 30, 2003                                     $60,000,000
            July 1, 2003 through June 30, 2004                                     $70,000,000

                  8.2.15. Amendments to and Termination of Separation Agreements
                          and Cisco Agreements.

                         (a) The Loan Parties will not materially modify or
amend, in any manner materially adverse to Borrower, any Guarantor or the Bank, the Cisco Agreements, including, without limitation, the redemption provisions with respect to the Series A Mandatorily Redeemable Convertible Preferred Stock as described in Certificate of Designation which is Exhibit A to the Stock Purchase Agreement dated December 29, 1999 among Borrower, Cisco, et al.

                         (b) Borrower and Guarantor will not modify or terminate
any of their Separation Agreements in any way which may materially adversely affect the business of the Borrower or any Guarantor.

                  8.2.16. Minimum Percentage of EBITDA Attributable to Loan Parties.

                         The ratio of the EBITDA attributable to the Loan
Parties to the consolidated EBITDA of the Loan Parties and their Subsidiaries, in each case as of the end of each quarter for the period specified below, shall equal or exceed the following percentages:

                          Period                                                  Minimum Ratio
                Five months ending 06/30/00                                          .90 to 1
               Two quarters ending 09/30/00                                          .90 to 1
              Three quarters ending 12/31/00                                         .90 to 1
               Four quarters ending 3/31/01                                          .90 to 1
         Four quarters ending 06/30/01, 09/30/01,                                    .80 to 1
                   12/31/01 and 03/31/02
         Four quarters ending 06/30/02, 09/30/02,                                    .70 to 1
                   12/31/02 and 03/31/03

         Four quarters ending 06/30/03 and on each                                   .60 to 1
               fiscal quarter end thereafter

                  8.2.17. Maximum Funded Debt to Funded Debt Plus Equity.

                         The Loan Parties shall not at any time permit the ratio
of (i) Indebtedness on the date of determination to (ii) Indebtedness plus Adjusted Consolidated Net Worth calculated at the end of each fiscal quarter to exceed .50 to 1.

COVENANTS WHICH APPLY BEFORE THE IPO

                  8.2.18. Minimum Net Income Available to Managing Directors.

                         Prior to the date of the IPO, the Loan Parties shall
not at any time permit the amount of Net Income Available to Managing Directors to be less than the following amounts for the fiscal years ending on the following dates:

                                                                Minimum Net Income Available to Managing
                      Fiscal Year End                                           Directors
                      ---------------                                           ---------
                         06/30/00                                              $25,000,000
         (five months end and not fiscal year end)
                         06/30/01                                              $225,000,000

                         06/30/02                                              $300,000,000
                         06/30/03                                              $400,000,000


                  8.2.19. Maximum Distributions to Managing Directors.

                         Prior to the date of the IPO, Borrower may not make a
distribution to its Managing Directors if the amount thereof would exceed the sum of (i) cumulative Net Income Available to Managing Directors (net of losses) between January 31, 2000 and the date of such distribution, less the amount of distributions previously paid to such Managing Directors; and (ii) $91,900,000.

                  8.2.20. Minimum Fixed Charge Coverage Ratio

                         Prior to the date of the IPO, the Loan Parties shall
not at any time permit the ratio of (i) the sum of Net Income Available to Managing Directors plus interest expense plus depreciation, plus amortization, plus lease rentals, plus the amount of dividends paid under the Cisco Preferred Stock, to (ii) interest expense, plus lease rentals, plus the amount of dividends paid under the Cisco Preferred Stock, in each case for the periods set forth below to be less than the following ratios:

                          Periods                                      Minimum Fixed Charge Coverage Ratio

        Five months ending 06/30/00, two quarters                                   2.00 to 1
         ending 9/30/00 and three quarters ending
                        12/31/00

              Four quarters ending 3/31/2001                                        2.25 to 1

        Four quarters ending 6/30/2001 and on each                                  2.50 to 1
              fiscal quarter end thereafter

                  8.2.21. Minimum Net Worth.

                         Prior to the date of the IPO, the Borrower shall not
permit Adjusted Consolidated Net Worth to be less than Pre-IPO Base Net Worth.

COVENANTS WHICH APPLY AFTER THE IPO

                  8.2.22. Maximum Leverage Ratio.

         On and after the first quarter end which immediately follows the date of the IPO, the Loan Parties shall not at any time permit the Leverage Ratio to exceed 2.75 to 1.0.

                  8.2.23. Adjusted Fixed Charge Coverage Ratio.

                         On and after the first quarter end which immediately
follows the date of the IPO, the Loan Parties shall not at any time permit the ratio of (i) Consolidated EBITDA plus rent expense, plus the amount of dividends paid under the Cisco Preferred Stock, to (ii) the sum of interest expense, lease expense, plus the amount of dividends paid under the Cisco Preferred Stock, in each case for the periods set forth below to be less than the following ratios:

                          Period                                   Minimum Adjusted Fixed Charge Coverage
                                                                                     Ratio
         Five months ending 6/30/00, two quarters                                  2.00 to 1.0
         ending 9/30/00 and three quarters ending
                        12/31/00

              Four quarters ending 3/31/2001                                       2.25 to 1.0

        Four quarters ending 6/30/2001 and on each                                 2.50 to 1.0
                fiscal quarter end thereafter

                         8.2.24. Minimum Net Worth.

                         On and after the first quarter end which immediately
follows the date of the IPO, the Borrower shall not at any time permit Consolidated Net Worth to be less than Post-IPO Base Net Worth.



         8.3 Reporting Requirements.

                  The Loan Parties, jointly and severally, covenant and agree that until payment in full of the Loans, Reimbursement Obligations and Letter of Credit Borrowings and interest thereon, expiration or termination of all Letters of Credit, satisfaction of all of the Loan Parties' other Obligations hereunder and under the other Loan Documents and termination of the Commitments, the Loan Parties will furnish or cause to be furnished to the Agent and each of the
Banks:

                  8.3.1. Quarterly Financial Statements.

                         As soon as available and in any event within forty-five
(45) calendar days after the end of each of the first three fiscal quarters in each fiscal year (except for the financial statements as of March 31, 2000 which are addressed in Section 8.3.4 below), financial statements of the Borrower, consisting of a consolidated balance sheet as of the end of such fiscal year, and related consolidated (and consolidating statements to the extent required in this Section 8.3.1 below) statements of income, stockholders' equity and cash flows for the fiscal quarter then ended and the fiscal year through that date, together with a schedule reconciling the net income shown on the income statement to Net Income Available to Managing Directors, all in reasonable detail and certified (subject to normal year-end audit adjustments) by the Chief Executive Officer, President or Chief Financial Officer of the Borrower as having been prepared in accordance with GAAP, consistently applied, and setting forth in comparative form the respective financial statements for the corresponding date and period in the previous fiscal year. The financial statements of the borrower to be delivered under this Section 8.3.1 and in 8.3.2 shall consist solely of consolidated statements except that if the IPO does not occur on or before December 31, 2000 then on and after such date at the request of the Agent, such statements shall consist of both consolidated and consolidating statements.

                  8.3.2. Annual Financial Statements.

                         As soon as available and in any event within ninety
(90) days after the end of each fiscal year of the Borrower, financial statements of the Borrower consisting of a consolidated balance sheet as of the end of such fiscal year, and related consolidated (and consolidating statements to the extent required in Section 8.3.1) statements of income, stockholders' equity and cash flows for the fiscal year then ended, together with a schedule reconciling the net income shown on the income statement to Net Income Available to Managing Directors, all in reasonable detail and setting forth in comparative form the financial statements as of the end of and for the preceding fiscal year, and certified by independent certified public accountants of nationally recognized standing satisfactory to the Agent. The certificate or report of accountants shall be free of qualifications (other than any consistency qualification that may result from a change in the method used to prepare the financial statements as to which such accountants concur) and shall not indicate the occurrence or existence of any event, condition or contingency which would materially impair the prospect of payment or performance of any covenant, agreement or duty of any Loan Party under any of the Loan Documents. The Loan Parties shall deliver with such financial statements and certification by their accountants a letter of such accountants to the Agent and the Banks substantially to the effect that, based upon their ordinary and customary examination of the affairs of the Borrower, performed in connection with the preparation of such consolidated financial statements, and in accordance with generally accepted auditing standards, they are not aware of the existence of any condition or event which constitutes an Event of Default or Potential Default or, if they are aware of such condition or event, stating the nature thereof and confirming the Borrower's calculations with respect to the certificate to be delivered pursuant to Section 8.3.3 [Certificate of the Borrower] with respect to such financial statements

                  8.3.3. Certificate of the Borrower.

                         Concurrently with the financial statements of the
Borrower furnished to the Agent and to the Banks pursuant to Sections 8.3.1 [Quarterly Financial Statements] and 8.3.2 [Annual Financial Statements], a certificate of the Borrower signed by the Chief Executive Officer, President, Treasurer or Chief Financial Officer of the Borrower, in the form of Exhibit
8.3.3 (each a "Compliance Certificate"), to the effect that, except as described pursuant to Section 8.3.6 [Notice of Default], (i) the representations and warranties of the Borrower contained in Section 6.1 and in the other Loan Documents are true on and as of the date of such certificate with the same effect as though such representations and warranties had been made on and as of such date (except representations and warranties which expressly relate solely to an earlier date or time) and the Loan Parties have performed and complied with all covenants and conditions hereof, (ii) no Event of Default or Potential Default exists and is continuing on the date of such certificate and (iii) containing calculations in sufficient detail to demonstrate compliance as of the date of such financial statements with all financial covenants contained in
Section 8.2 [Negative Covenants].

                  8.3.4. March 31, 2000 Financial Statements; Closing Date Balance Sheet.

                             8.3.4.1 March 31, 2000 Financial Statements;


                         The Borrower shall deliver to the Agent and each of the
Banks the Borrower's its quarterly financial statements as of March 31, 2000 and for the fiscal period then ended meeting the requirements of Section 8.3.1 on or before June 30, 2000. The Borrower shall include with such statements the schedule referred to in such Section 8.3.1 reconciling the net income shown on the income statement (referred to in the preceding sentence) to Net Income Available to Managing Directors.

                             8.3.4.2 Closing Date Balance Sheet.

                         The Borrower shall deliver to the Agent and the Banks a
balance sheet dated as of the Closing Date within ten (10) days after the Closing Date.

                  8.3.5. Annual List of Insurance

                         Concurrently with the financial statements of the
Borrower furnished to the Agent and to the Banks pursuant to 8.3.2 [Annual Financial Statements], a certificate of the Borrower signed by the Chief Executive Officer, President or Chief Financial Officer of the Borrower, attaching a list of the insurance coverage of the Loan Parties.

                  8.3.6. Notice of Default.

                         Promptly after any officer of any Loan Party has
learned of the occurrence of an Event of Default or Potential Default, a certificate signed by the Chief Executive Officer,

President or Chief Financial Officer of such Loan Party setting forth the details of such Event of Default or Potential Default and the action which the such Loan Party proposes to take with respect thereto.

                  8.3.7. Notice of Litigation.

                         Promptly after the commencement thereof, notice of all
actions, suits, proceedings or investigations before or by any Official Body or any other Person against any Loan Party or Subsidiary of any Loan Party which involve a claim or series of claims in excess of $10,000,000 or which could be reasonably expected to result in a Material Adverse Change.

                  8.3.8. Notice of Change in Debt Rating.

                         The Borrower shall notify the Agent and the Banks of
any change in the Borrower's Debt Rating by either Moody's or Standard & Poor's within two (2) Business Days after Standard & Poor's or Moody's, as the case may be, announces such a change. Borrower will deliver together with such notice a copy of any written notification which Borrower received from the applicable rating agency regarding such change of Debt Rating.

                  8.3.9. Budgets, Forecasts, Other Reports and Information.

                         Promptly upon their becoming available to the Borrower:

                         (i) If the IPO does not occur on or before December 31,
2000, the annual budget and any forecasts or projections of the Borrower, to be supplied not later than thirty (30) days prior to commencement of the fiscal year to which any of the foregoing may be applicable,

                         (ii) any management letters submitted to the Borrower
by independent accountants in connection with any annual, interim or special audit,

                         (iii) any reports, notices or proxy statements
generally distributed by the Borrower to its stockholders on a date no later than the date supplied to such stockholders,

                         (iv) regular or periodic reports, including Forms 10-K,
10-Q and 8-K, registration statements and prospectuses, filed by the Borrower with the Securities and Exchange Commission,

                         (v) a copy of any order in any proceeding to which the
Borrower or any of its Subsidiaries is a party issued by any Official Body which could reasonably be expected to result in a Material Adverse Change, and

                         (vi) such other reports and information as any of the
Banks may from time to time reasonably request. The Borrower shall also notify the Banks upon its becoming aware of the enactment or adoption of any Law which could reasonably be expected to result in a Material Adverse Change.

                  8.3.10. Notices Regarding Plans and Benefit Arrangements.

                             8.3.10.1 Certain Events.

                         Promptly upon becoming aware of the occurrence thereof,
notice (including the nature of the event and, when known, any action taken or threatened by the Internal Revenue Service or the PBGC with respect thereto) of:

                         (i) any Reportable Event with respect to the Borrower
or any other member of the ERISA Group,

                         (ii) any Prohibited Transaction which could subject the
Borrower or any other member of the ERISA Group to a civil penalty assessed pursuant to Section 502(i) of ERISA or a tax imposed by Section 4975 of the Internal Revenue Code in connection with any Plan, any Benefit Arrangement or any trust created thereunder,

                         (iii) any assertion of material withdrawal liability
with respect to any Multiemployer Plan,

                         (iv) any partial or complete withdrawal from a
Multiemployer Plan by the Borrower or any other member of the ERISA Group under Title IV of ERISA (or assertion thereof), where such withdrawal is likely to result in material withdrawal liability,

                         (v) any cessation of operations (by the Borrower or any
other member of the ERISA Group) at a facility in the circumstances described in
Section 4062(e) of ERISA,

                         (vi) withdrawal by the Borrower or any other member of
the ERISA Group from a Multiple Employer Plan,

                         (vii) a failure by the Borrower or any other member of
the ERISA Group to make a payment to a Plan required to avoid imposition of a Lien under Section 302(f) of ERISA,

                         (viii) the adoption of an amendment to a Plan requiring
the provision of security to such Plan pursuant to Section 307 of ERISA, or

                         (ix) any change in the actuarial assumptions or funding
methods used for any Plan, where the effect of such change is to materially increase or materially reduce the unfunded benefit liability or obligation to make periodic contributions.

                             8.3.10.2 Notices of Involuntary Termination and
Annual Reports.

                         Promptly after receipt thereof, copies of (a) all
notices received by the Borrower of the PBGC's intent to terminate any Plan administered or maintained by the

Borrower, or to have a trustee appointed to administer any such Plan; and (b) at the request of the Agent or any Bank each annual report (IRS Form 5500 series) and all accompanying schedules, the most recent actuarial reports, the most recent financial information concerning the financial status of each Plan administered or maintained by the Borrower, and schedules showing the amounts contributed to each such Plan by or on behalf of the Borrower or any other member of the ERISA Group and each Schedule B (Actuarial Information) to the annual report filed by the Borrower with the Internal Revenue Service with respect to each such Plan.

                             8.3.10.3 Notice of Voluntary Termination.

                         Promptly upon the filing thereof, copies of any Form
5310, or any successor or equivalent form to Form 5310, filed with the PBGC in connection with the termination of any Plan.

                             9. DEFAULT

         9.1 Events of Default.

                         An Event of Default shall mean the occurrence or
existence of any one or more of the following events or conditions (whatever the reason therefor and whether voluntary, involuntary or effected by operation of
Law):

                  9.1.1. Payments Under Loan Documents.

                         The Borrower shall fail to pay any principal of any
Loan (including scheduled installments, mandatory prepayments or the payment due at maturity), Reimbursement Obligation or Letter of Credit Borrowing when due or shall fail to pay any interest on any Loan, Reimbursement Obligation or Letter of Credit Borrowing or any other amount owing hereunder or under the other Loan Documents within three Business Days after such interest or other amount becomes due in accordance with the terms hereof or thereof;

                  9.1.2. Breach of Warranty.

                         Any representation or warranty made at any time by any
of the Loan Parties herein or by any of the Loan Parties in any other Loan Document, or in any certificate, other instrument or statement furnished pursuant to the provisions hereof or thereof, shall prove to have been false or misleading in any material respect as of the time it was made or furnished;

                  9.1.3. Breach of Negative Covenants or Visitation Rights.

                         Any of the Loan Parties shall default in the observance
or performance of any covenant contained in Section 8.1.6 [Visitation Rights] or
Section 8.2 [Negative Covenants] and, if the default relates to any covenant in
Section 8.2.1, 8.2.2, 8.2.3, 8.2.8, and 8.2.9 and the dollar amount of such default plus any other existing default under such sections outstanding does not exceed $25,000,000, such default shall continue unremedied for a period of thirty (30) days after any officer of any Loan Party becomes aware of the occurrence thereof;

                  9.1.4. Breach of Other Covenants.

                         Any of the Loan Parties shall default in the observance
or performance of any other covenant, condition or provision hereof or of any other Loan Document and such default shall continue unremedied for a period of thirty (30) days after any officer of any Loan Party becomes aware of the occurrence thereof;

                  9.1.5. Defaults in Other Agreements or Indebtedness.

                         A default or event of default shall occur at any time
under the terms of any other agreement involving borrowed money or the extension of credit or any other Indebtedness under which any Loan Party or Subsidiary of any Loan Party may be obligated as a borrower or guarantor in excess of $15,000,000 in the aggregate, and such breach, default or event of default consists of the failure to pay (beyond any period of grace permitted with respect thereto, whether waived or not) any indebtedness when due (whether at stated maturity, by acceleration or otherwise) or if such breach or default permits or causes the acceleration of any indebtedness (whether or not such right shall have been waived) or the termination of any commitment to lend;

                  9.1.6. Final Judgments or Orders.

                         Any final judgments or orders for the payment of money
in excess of $15,000,000 in the aggregate shall be entered against any Loan Party by a court having jurisdiction in the premises, which judgment is not discharged, vacated, bonded or stayed pending appeal within a period of thirty
(30) days from the date of entry;

                  9.1.7. Loan Document Unenforceable.

                         Any of the Loan Documents shall cease to be legal,
valid and binding agreements enforceable against the party executing the same or such party's successors and assigns (as permitted under the Loan Documents) in accordance with the respective terms thereof or shall in any way be terminated (except in accordance with its terms) or become or be declared ineffective or inoperative or shall in any way be challenged or contested by the Loan Parties or cease to give or provide the respective Liens, security interests, rights, titles, interests, remedies, powers or privileges intended to be created thereby;

                  9.1.8. Notice of Lien or Assessment.

                         A notice of Lien or assessment in excess of $10,000,000
which is not a Permitted Lien is filed of record with respect to all or any part of any of the Loan Parties' or any of their Subsidiaries' assets by the United States, or any department, agency or instrumentality thereof, or by any state, county, municipal or other governmental agency, including the PBGC, or any taxes or debts owing at any time or times hereafter to any one of these becomes payable and the same is not paid within thirty (30) days after the same becomes payable;

                  9.1.9. Insolvency.

                         Any Loan Party or any Material Subsidiary or, within a
12-month period, any Material Aggregate of Non-Material Subsidiaries ceases to be Solvent or admits in writing its inability to pay its debts as they mature.;

                  9.1.10. Events Relating to Plans and Benefit Arrangements.

                         Any of the following occurs: (i) any Reportable Event,
which the Agent determines in good faith constitutes grounds for the termination of any Plan by the PBGC or the appointment of a trustee to administer or liquidate any Plan, shall have occurred and be continuing; (ii) proceedings shall have been instituted or other action taken to terminate any Plan, or a termination notice shall have been filed with respect to any Plan covered by Title IV of ERISA; (iii) a trustee shall be appointed to administer or liquidate any Plan covered by Title IV of ERISA; (iv) the PBGC shall give notice of its intent to institute proceedings to terminate any Plan or Plans or to appoint a trustee to administer or liquidate any Plan; and, in the case of the occurrence of (i), (ii), (iii) or (iv) above, the Agent determines in good faith that the amount of the Borrower's liability is likely to exceed 10% of its Consolidated Net Worth; (v) the Borrower or any member of the ERISA Group shall fail to make any contributions when due to a Plan or a Multiemployer Plan; (vi) the Borrower or any other member of the ERISA Group shall make any amendment to a Plan with respect to which security is required under Section 307 of ERISA; (vii) the Borrower or any other member of the ERISA Group shall withdraw completely or partially from a Multiemployer Plan; or (viii) the Borrower or any other member of the ERISA Group shall withdraw (or shall be deemed under Section 4062(e) of ERISA to withdraw) from a Multiple Employer Plan and, with respect to any of the events specified in (v), (vi), (vii) or (viii), the Agent determines in good faith that any such occurrence would be reasonably likely to materially and adversely affect the total enterprise represented by the Borrower and the other members of the ERISA Group;

                  9.1.11. Cessation of Business.

                         Any Loan Party or any Material Subsidiary or, within a
12-month period, any Material Aggregate of Non-Material Subsidiaries ceases to conduct its business as contemplated, except as expressly permitted under
Section 8.2.6 [Liquidations, Mergers, Etc.] or 8.2.7, or any Loan Party or any Material Subsidiary or, within a 12-month period, any Material Aggregate of Non-Material Subsidiaries is enjoined, restrained or in any way prevented by court order from conducting all or any material part of its business and such injunction, restraint or other preventive order is not dismissed within thirty
(30) days after the entry thereof;

                  9.1.12. Change of Control.

                         (i) Any person or group of persons (within the meaning
of Sections 13(d) or 14(a) of the Securities Exchange Act of 1934, as amended) shall after the date hereof have acquired beneficial ownership of (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under said Act) 30% or more of the voting capital stock of the Borrower; or (ii) within a period of six (6) consecutive calendar months, individuals who were officers serving on the Executive Committee of the Borrower (excluding Rod McGreay and Joani Kahn) on the first day of such period shall cease to constitute a majority of the officers serving on the Executive Committee of the Borrower of the Borrower (excluding Rod McGreay and Joani Kahn) and such terminations or departures materially and adversely affect the business of the Borrower or any Guarantors taken as a whole.

                  9.1.13. Involuntary Proceedings.

                         A proceeding shall have been instituted in a court
having jurisdiction in the premises seeking a decree or order for relief in respect of any Loan Party or Material Subsidiary of a Loan Party in an involuntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, or for the appointment of a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or similar official) of any Loan Party or Subsidiary of a Loan Party for any substantial part of its property, or for the winding-up or liquidation of its affairs, and such proceeding shall remain undismissed or unstayed and in effect for a period of forty-five (45) consecutive days or such court shall enter a decree or order granting any of the relief sought in such proceeding; or

                  9.1.14. Voluntary Proceedings.

                         Any Loan Party or Material Subsidiary of a Loan Party
shall commence a voluntary case under any applicable bankruptcy, insolvency, reorganization or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator (or other similar official) of itself or for any substantial part of its property or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any action in furtherance of any of the foregoing.

              9.2 Consequences of Event of Default.

                  9.2.1. Events of Default Other Than Bankruptcy, Insolvency or
                         Reorganization Proceedings.

                         If an Event of Default specified under Sections 9.1.1
through 9.1.12 shall occur and be continuing, the Banks and the Agent shall be under no further obligation to make

Committed Loans or Bid Loans or issue Letters of Credit, as the case may be, and the Agent may, and upon the request of the Required Banks, shall by written notice to the Borrower, take one or both of the following actions: (i) terminate the Commitments and thereupon the Commitments shall be terminated and of no further force and effect, or (ii) declare the unpaid principal amount of the Committed Loans then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness (provided that acceleration of the Bid Loans is addressed in Section 9.3) of the Borrower to the Banks hereunder and thereunder to be forthwith due and payable, and the same shall thereupon become and be immediately due and payable to the Agent for the benefit of each Bank without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, and require the Borrower to, and the Borrower shall thereupon, deposit in a non-interest-bearing account with the Agent, as cash collateral for its Obligations under the Loan Documents, an amount equal to the maximum amount currently or at any time thereafter available to be drawn on all outstanding Letters of Credit, and the Borrower hereby pledges to the Agent and the Banks, and grants to the Agent and the Banks a security interest in, all such cash as security for such Obligations. Upon the curing of all existing Events of Default to the satisfaction of the Required Banks, the Agent shall return such cash collateral to the Borrower; and

                  9.2.2. Bankruptcy, Insolvency or Reorganization Proceedings.

                         If an Event of Default specified under Section 9.1.13
[Involuntary Proceedings] or 9.1.14 [Voluntary Proceedings] shall occur, the Commitments shall automatically terminate and be of no further force and effect, the Banks shall be under no further obligations to make Loans hereunder and the unpaid principal amount of the Loans then outstanding and all interest accrued thereon, any unpaid fees and all other Indebtedness of the Borrower to the Banks hereunder and thereunder shall be immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived; and

                  9.2.3. Set-off.

                         If an Event of Default shall occur and be continuing,
any Bank to whom any Obligation is owed by any Loan Party hereunder or under any other Loan Document or any participant of such Bank which has agreed in writing to be bound by the provisions of Section 10.13 [Equalization of Banks] and any branch, Subsidiary or Affiliate of such Bank or participant anywhere in the world shall have the right, in addition to all other rights and remedies available to it, without notice to such Loan Party, to set-off against and apply to the then unpaid balance of all the Loans and all other Obligations of the Borrower and the other Loan Parties hereunder or under any other Loan Document any debt owing to, and any other funds held in any manner for the account of, the Borrower or such other Loan Party by such Bank or participant or by such branch, Subsidiary or Affiliate, including all funds in all deposit accounts (whether time or demand, general or special, provisionally credited or finally credited, or otherwise) now or hereafter maintained by the Borrower or such other Loan Party for its own account (but not including funds held in custodian or trust accounts) with such Bank or participant or such branch,

Subsidiary or Affiliate. Such right shall exist whether or not any Bank or the Agent shall have made any demand under this Agreement or any other Loan Document, whether or not such debt owing to or funds held for the account of the Borrower or such other Loan Party is or are matured or unmatured and regardless of the existence or adequacy of any collateral, Guaranty or any other security, right or remedy available to any Bank or the Agent; and

                  9.2.4. Suits, Actions, Proceedings.

                         If an Event of Default shall occur and be continuing,
and whether or not the Agent shall have accelerated the maturity of Loans pursuant to any of the foregoing provisions of this Section 9.2, the Agent or any Bank, if owed any amount with respect to the Loans, may proceed to protect and enforce its rights by suit in equity, action at law and/or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Agreement or the other Loan Documents and, if such amount shall have become due, by declaration or otherwise, proceed to enforce the payment thereof or any other legal or equitable right of the Agent or such Bank; and

                  9.2.5. Application of Proceeds.

                         From and after the date on which the Agent has taken
any action pursuant to this Section 9.2 and until all Obligations of the Loan Parties have been paid in full, any and all proceeds received by the Agent from the exercise of any other remedy by the Agent, shall be applied as follows:

                         (i) first, to reimburse the Agent and the Banks for
reasonable out-of-pocket costs, expenses and disbursements, including reasonable attorneys' and paralegals' fees and legal expenses, incurred by the Agent or the Banks in connection with collection of any Obligations of any of the Loan Parties under any of the Loan Documents;

                         (ii) second, to the repayment of all Indebtedness then
due and unpaid of the Loan Parties to the Banks incurred under this Agreement or any of the other Loan Documents, whether of principal, interest, fees, expenses or otherwise, in such manner as the Agent may determine in its discretion; and

                         (iii) the balance, if any, as required by Law.

                  9.2.6. Other Rights and Remedies.

                         In addition to all of the rights and remedies contained
in this Agreement or in any of the other Loan Documents, the Agent shall have all of the rights and remedies available to it under applicable Law, all of which rights and remedies shall be cumulative and non-exclusive, to the extent permitted by Law. The Agent may, and upon the request of the Required Banks shall, exercise all post-default rights granted to the Agent and the Banks under the Loan Documents or applicable Law.

         9.3 Right of Competitive Bid Loan Banks.

             If any Event of Default shall occur and be continuing, the Banks which have any Bid Loans then outstanding to the Borrower (the "Bid Loan Banks") shall not be entitled to accelerate payment of the Bid Loans or to exercise any right or remedy related to the collection of the Bid Loans until the Commitments shall be terminated hereunder pursuant to Section 9.2. Upon such a termination of the Commitments: (i) references to Revolving Credit Loans in Section 9.2 shall be deemed to apply also to the Bid Loans and the Bid Loan Banks shall be entitled to all enforcement rights given to a holder of a Revolving Credit Loan in Section 9.2, and (ii) the definition of Required Banks shall be changed as provided in Section 1.1 so that each Bank shall have voting rights hereunder in proportion to its share of the total Loans outstanding.

                                  10. THE AGENT

        10.1 Appointment.

             Each Bank hereby irrevocably designates, appoints and authorizes PNC Bank to act as Agent for such Bank under this Agreement and to execute and deliver or accept on behalf of each of the Banks the other Loan Documents. Each Bank hereby irrevocably authorizes, and each holder of any Note by the acceptance of a Note shall be deemed irrevocably to authorize, the Agent to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and any other instruments and agreements referred to herein, and to exercise such powers and to perform such duties hereunder as are specifically delegated to or required of the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. PNC Bank agrees to act as the Agent on behalf of the Banks to the extent provided in this Agreement.

        10.2 Delegation of Duties.

             The Agent may perform any of its duties hereunder by or through agents or employees (provided such delegation does not constitute a relinquishment of its duties as Agent) and, subject to Sections 10.5 [Reimbursement of Agent by Borrower, Etc.] and 10.6, shall be entitled to engage and pay for the advice or services of any attorneys, accountants or other experts concerning all matters pertaining to its duties hereunder and to rely upon any advice so obtained.

        10.3 Nature of Duties; Independent Credit Investigation.

             The Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and no implied covenants, functions, responsibilities, duties, obligations, or liabilities shall be read into this Agreement or otherwise exist. The duties of the Agent shall be mechanical and administrative in nature; the Agent shall not have by reason of this Agreement a fiduciary or trust relationship in respect of any Bank; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect of this Agreement except as expressly set forth herein. Without limiting the generality of the foregoing, the use of the term "agent" in this Agreement with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. Each Bank expressly acknowledges (i) that the Agent has not made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of any of the Loan Parties, shall be deemed to constitute any representation or warranty by the Agent to any Bank; (ii) that it has made and will continue to make, without reliance upon the Agent, its own independent investigation of the financial condition and affairs and its own appraisal of the creditworthiness of each of the Loan Parties in connection with this Agreement and the making and continuance of the Loans hereunder; and (iii) except as expressly provided herein, that the Agent shall have no duty or responsibility, either initially or on a continuing basis, to provide any Bank with any credit or other information with respect thereto, whether coming into its possession before the making of any Loan or at any time or times thereafter.

        10.4 Actions in Discretion of Agent; Instructions From the Banks.

             The Agent agrees, upon the written request of the Required Banks, to take or refrain from taking any action of the type specified as being within the Agent's rights, powers or discretion herein, provided that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or any other Loan Document or applicable Law. In the absence of a request by the Required Banks, the Agent shall have authority, in its sole discretion, to take or not to take any such action, unless this Agreement specifically requires the consent of the Required Banks or all of the Banks. Any action taken or failure to act pursuant to such instructions or discretion shall be binding on the Banks, subject to Section
10.6 [Exculpatory Provisions, Etc.]. Subject to the provisions of Section 10.6, no Bank shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting hereunder in accordance with the instructions of the Required Banks, or in the absence of such instructions, in the absolute discretion of the Agent.

        10.5 Reimbursement and Indemnification of Agent by the Borrower.

             The Borrower unconditionally agrees to pay or reimburse the Agent and hold the Agent harmless against (a) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements, including fees and expenses of counsel, appraisers and environmental consultants, reasonably incurred by the Agent (i) in connection with the development, negotiation, preparation, printing, execution, administration, syndication, interpretation and performance of this Agreement and the other Loan Documents, (ii) relating to any requested amendments, waivers or consents pursuant to the provisions hereof,
(iii) in connection with the enforcement of this Agreement or any other Loan Document or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings


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

or otherwise, and (iv) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, and (b) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Agent hereunder or thereunder, provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements if the same results from the Agent's gross negligence or willful misconduct, or if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrower shall remain liable to the extent such failure to give notice does not result in a loss to the Borrower), or if the same results from a compromise or settlement agreement entered into without the consent of the Borrower, which shall not be unreasonably withheld. In addition, the Borrower agrees to reimburse and pay all reasonable out-of-pocket expenses of the Agent's regular employees and agents engaged periodically to perform audits of the Loan Parties' books, records and business properties provided that the Borrower shall not be obligated to pay for more than one audit in any fiscal year if no Event of Default or Potential Default has occurred and is continuing but shall be obligated to pay for any audit by the Agent (regardless of whether the Agent has previously conducted an audit during such fiscal year) that the Agent commences when an Event of Default or Potential Default exists and is continuing.

        10.6 Exculpatory Provisions; Limitation of Liability.

             Neither the Agent nor any of its directors, officers, employees, agents, attorneys or Affiliates shall (a) be liable to any Bank for any action taken or omitted to be taken by it or them hereunder, or in connection herewith including pursuant to any Loan Document, unless caused by its or their own gross negligence or willful misconduct, (b) be responsible in any manner to any of the Banks for the effectiveness, enforceability, genuineness, validity or the due execution of this Agreement or any other Loan Documents or for any recital, representation, warranty, document, certificate, report or statement herein or made or furnished under or in connection with this Agreement or any other Loan Documents, or (c) be under any obligation to any of the Banks to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions hereof or thereof on the part of the Loan Parties, or the financial condition of the Loan Parties, or the existence or possible existence of any Event of Default or Potential Default. No claim may be made by any of the Loan Parties, any Bank, the Agent or any of their respective Subsidiaries against the Agent, any Bank or any of their respective directors, officers, employees, agents, attorneys or Affiliates, or any of them, for any special, indirect or consequential damages or, to the fullest extent permitted by Law, for any punitive damages in respect of any claim or cause of action (whether based on contract, tort, statutory liability, or any other ground) based on, arising out of or related to any Loan Document or the transactions contemplated hereby or any act, omission or event occurring in connection therewith, including the negotiation, documentation, administration or collection of the Loans,


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

and each of the Loan Parties, (for itself and on behalf of each of its Subsidiaries), the Agent and each Bank hereby waive, releases and agree never to sue upon any claim for any such damages, whether such claim now exists or hereafter arises and whether or not it is now known or suspected to exist in its favor. Each Bank agrees that, except for notices, reports and other documents expressly required to be furnished to the Banks by the Agent hereunder or given to the Agent for the account of or with copies for the Banks, the Agent and each of its directors, officers, employees, agents, attorneys or Affiliates shall not have any duty or responsibility to provide any Bank with credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Loan Parties which may come into the possession of the Agent or any of its directors, officers, employees, agents, attorneys or Affiliates.

        10.7 Reimbursement and Indemnification of Agent by Banks.

             Each Bank agrees to reimburse and indemnify the Agent (to the extent not reimbursed by the Borrower and without limiting the Obligation of the Borrower to do so) in proportion to its Ratable Share from and against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, including attorneys' fees and disbursements (including the allocated costs of staff counsel), and costs of appraisers and environmental consultants, of any kind or nature whatsoever which may be imposed on, incurred by or asserted against the Agent, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by the Agent hereunder or thereunder, provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (a) if the same results from the Agent's gross negligence or willful misconduct, or (b) if such Bank was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that such Bank shall remain liable to the extent such failure to give notice does not result in a loss to the Bank), or (c) if the same results from a compromise and settlement agreement entered into without the consent of such Bank, which shall not be unreasonably withheld. In addition, each Bank agrees promptly upon demand to reimburse the Agent (to the extent not reimbursed by the Borrower and without limiting the Obligation of the Borrower to do so) in proportion to its Ratable Share for all amounts due and payable by the Borrower to the Agent in connection with the Agent's periodic audit of the Loan Parties' books, records and business properties.

        10.8 Reliance by Agent.

             The Agent shall be entitled to rely upon any writing, telegram, telex or teletype message, resolution, notice, consent, certificate, letter, cablegram, statement, order or other document or conversation by telephone or otherwise believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons, and upon the advice and opinions of counsel and other professional advisers selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action hereunder unless it shall first be

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

indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

        10.9 Notice of Default.

             The Agent shall not be deemed to have knowledge or notice of the occurrence of any Potential Default or Event of Default unless the Agent has received written notice from a Bank or the Borrower referring to this Agreement, describing such Potential Default or Event of Default and stating that such notice is a "notice of default."

        10.10 Notices.

             The Agent shall promptly send to each Bank a copy of all notices received from the Borrower pursuant to the provisions of this Agreement or the other Loan Documents promptly upon receipt thereof. The Agent shall promptly notify the Borrower and the other Banks of each change in the Base Rate and the effective date thereof.

        10.11 Banks in Their Individual Capacities; Agents in its Individual Capacity.

             With respect to its Revolving Credit Commitment and the Revolving Credit Loans and its Line of Credit Commitment and the Line of Credit Loans and Bid Loan made by it and any other rights and powers given to it as a Bank hereunder or under any of the other Loan Documents, the Agent shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not the Agent, and the term "Bank" and "Banks" shall, unless the context otherwise indicates, include the Agent in its individual capacity. PNC Bank and its Affiliates and each of the Banks and their respective Affiliates may, without liability to account, except as prohibited herein, make loans to, issue letters of credit for the account of, acquire equity interests in, accept deposits from, discount drafts for, act as trustee under indentures of, and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with, the Loan Parties and their Affiliates, in the case of the Agent, as though it were not acting as Agent hereunder and in the case of each Bank, as though such Bank were not a Bank hereunder, in each case without notice to or consent of the other Banks. The Banks acknowledge that, pursuant to such activities, the Agent or its Affiliates may (i) receive information regarding the Loan Parties or any of their Subsidiaries or Affiliates (including information that may be subject to confidentiality obligations in favor of the Loan Parties or such Subsidiary or Affiliate) and acknowledge that the Agent shall be under no obligation to provide such information to them, and (ii) accept fees and other consideration from the Loan Parties for services in connection with this Agreement and otherwise without having to account for the same to the Banks.

        10.12 Holders of Notes.

             The Agent may deem and treat any payee of any Note as the owner thereof for all purposes hereof unless and until written notice of the assignment or transfer thereof shall have been filed with the Agent. Any request, authority or consent of any Person who at the time of


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

making such request or giving such authority or consent is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

        10.13 Equalization of Banks.

             The Banks and the holders of any participations in any Notes agree among themselves that, with respect to all amounts received by any Bank or any such holder for application on any Obligation hereunder or under any Note or under any such participation, whether received by voluntary payment, by realization upon security, by the exercise of the right of set-off or banker's lien, by counterclaim or by any other non-pro rata source, equitable adjustment will be made in the manner stated in the following sentence so that, in effect, all such excess amounts will be shared ratably among the Banks and such holders in proportion to their interests in payments under the Notes, except as otherwise provided in Section 4.4.3 [Agent's and Bank's Rights], 5.4.2 [Replacement of a Bank] or 5.5 [Additional Compensation in Certain Circumstances]. The Banks or any such holder receiving any such amount shall purchase for cash from each of the other Banks an interest in such Bank's Loans in such amount as shall result in a ratable participation by the Banks and each such holder in the aggregate unpaid amount under the Notes, provided that if all or any portion of such excess amount is thereafter recovered from the Bank or the holder making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by law (including court order) to be paid by the Bank or the holder making such purchase.

        10.14 Successor Agent.

             The Agent (i) may resign as Agent or (ii) shall resign if such resignation is requested by the Required Banks (if the Agent is a Bank, the Agent's Loans and its Commitment shall be considered in determining whether the Required Banks have requested such resignation) or required by Section 5.4.2 [Replacement of a Bank], in either case of (i) or (ii) by giving not less than forty-five (45) days' prior written notice to the Borrower. If the Agent shall resign under this Agreement, then either (a) the Required Banks shall appoint from among the Banks a successor agent for the Banks, subject to the consent of the Borrower, such consent not to be unreasonably withheld, or (b) if a successor agent shall not be so appointed and approved within the thirty (30) day period following the Agent's notice to the Banks of its resignation, then the Agent shall appoint, with the consent of the Borrower, such consent not to be unreasonably withheld, a successor agent who shall serve as Agent until such time as the Required Banks appoint and the Borrower consents to the appointment of a successor agent. Upon its appointment pursuant to either clause (a) or (b) above, such successor agent shall succeed to the rights, powers and duties of the Agent, and the term "Agent" shall mean such successor agent, effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the resignation of any Agent hereunder, the provisions of this Section 10.14 shall inure to the benefit of such former Agent and such former Agent shall

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

not by reason of such resignation be deemed to be released from liability for any actions taken or not taken by it while it was an Agent under this Agreement.

        10.15 Agent's Fee.

             The Borrower shall pay to the Agent a nonrefundable fee (the "Bid Loan Processing Fee") in connection with processing Bid Loans and a nonrefundable fee (the "Agent's Fee") for Agent's services hereunder under the terms of that certain letter dated of even date herewith, as amended, restated or replaced from time to time (the "Agent's Letter") between the Borrower and Agent.

        10.16 Availability of Funds.

             The Agent may assume that each Bank has made or will make the proceeds of a Loan available to the Agent unless the Agent shall have been notified by such Bank on or before the later of (1) the close of Business on the Business Day preceding the Borrowing Date with respect to such Loan or two (2) hours before the time on which the Agent actually funds the proceeds of such Loan to the Borrower (whether using its own funds pursuant to this Section 10.16 or using proceeds deposited with the Agent by the Banks and whether such funding occurs before or after the time on which Banks are required to deposit the proceeds of such Loan with the Agent). The Agent may, in reliance upon such assumption (but shall not be required to), make available to the Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Agent by such Bank, the Agent shall be entitled to recover such amount on demand from such Bank (or, if such Bank fails to pay such amount forthwith upon such demand from the Borrower) together with interest thereon, in respect of each day during the period commencing on the date such amount was made available to the Borrower and ending on the date the Agent recovers such amount, at a rate per annum equal to (i) the Federal Funds Effective Rate during the first three
(3) days after such interest shall begin to accrue and (ii) the applicable interest rate in respect of such Loan after the end of such three-day period.

        10.17 Calculations.

             In the absence of gross negligence or willful misconduct, the Agent shall not be liable for any error in computing the amount payable to any Bank whether in respect of the Loans, fees or any other amounts due to the Banks under this Agreement. In the event an error in computing any amount payable to any Bank is made, the Agent, the Borrower and each affected Bank shall, forthwith upon discovery of such error, make such adjustments as shall be required to correct such error, and any compensation therefor will be calculated at the Federal Funds Effective Rate.

        10.18 Beneficiaries.

             Except as expressly provided herein, the provisions of this Section
10.18 are solely for the benefit of the Agent and the Banks, and the Loan Parties shall not have any rights

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

to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for any of the Loan Parties.

                               11. MISCELLANEOUS

        11.1 Modifications, Amendments or Waivers.

             With the written consent of the Required Banks, the Agent, acting on behalf of all the Banks, and the Borrower, on behalf of the Loan Parties, may from time to time enter into written agreements amending or changing any provision of this Agreement or any other Loan Document or the rights of the Banks or the Loan Parties hereunder or thereunder, or may grant written waivers or consents to a departure from the due performance of the Obligations of the Loan Parties hereunder or thereunder. Any such agreement, waiver or consent made with such written consent shall be effective to bind all the Banks and the Loan Parties; provided, that, without the written consent of all the Banks, no such agreement, waiver or consent may be made which will:

                  11.1.1. Increase of Commitment; Extension of Expiration Date.

                          Increase the amount of the Revolving Credit Commitment
or Line of Credit Commitment of any Bank hereunder or extend any Expiration
Date;

                  11.1.2. Extension of Payment; Reduction of Principal Interest
                          or Fees; Modification of Terms of Payment.

                          Whether or not any Loans are outstanding, extend the
time for payment of principal or interest of any Loan (excluding the due date of any mandatory prepayment of a Loan or any mandatory Commitment reduction in connection with such a mandatory prepayment hereunder except for mandatory reductions of the applicable Commitments on any Expiration Date), the Commitment Fee or any other fee payable to any Bank, or reduce the principal amount of or the rate of interest borne by any Loan or reduce the Commitment Fee or any other fee payable to any Bank, or otherwise affect the terms of payment of the principal of or interest of any Loan, the Commitment Fee or any other fee payable to any Bank;

                  11.1.3. Release of Guarantor.

                          Except for sales of assets permitted by Section 8.2.7
[Disposition of Assets], release any Guarantor from its Obligations under the Guaranty Agreement; or

                  11.1.4. Miscellaneous

                          Amend Section 5.2 [Pro Rata Treatment of Banks], 10.6
[Exculpatory Provisions, Etc.] or 10.13 [Equalization of Banks] or this Section 11.1, alter any provision


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

regarding the pro rata treatment of the Banks, change the definition of Required Banks, or change any requirement providing for the Banks or the Required Banks to authorize the taking of any action hereunder;

provided, further, that no agreement, waiver or consent which would modify the interests, rights or obligations of the Agent in its capacity as Agent or as the issuer of Letters of Credit shall be effective without the written consent of the Agent.

        11.2 No Implied Waivers; Cumulative Remedies; Writing Required.

             No course of dealing and no delay or failure of the Agent or any Bank in exercising any right, power, remedy or privilege under this Agreement or any other Loan Document shall affect any other or future exercise thereof or operate as a waiver thereof, nor shall any single or partial exercise thereof or any abandonment or discontinuance of steps to enforce such a right, power, remedy or privilege preclude any further exercise thereof or of any other right, power, remedy or privilege. The rights and remedies of the Agent and the Banks under this Agreement and any other Loan Documents are cumulative and not exclusive of any rights or remedies which they would otherwise have. Any waiver, permit, consent or approval of any kind or character on the part of any Bank of any breach or default under this Agreement or any such waiver of any provision or condition of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing.

        11.3 Reimbursement and Indemnification of Banks by the Borrower; Taxes.

             The Borrower agrees unconditionally upon demand to pay or reimburse to each Bank (other than the Agent, as to which the Borrower's Obligations are set forth in Section 10.5 [Reimbursement of Agent By Borrower, Etc.]) and to save such Bank harmless against (i) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements (including fees and expenses of counsel (including allocated costs of staff counsel) for each Bank except with respect to (a) and (b) below), incurred by such Bank (a) in connection with the administration and interpretation of this Agreement, and other instruments and documents to be delivered hereunder, (b) relating to any amendments, waivers or consents pursuant to the provisions hereof, (c) in connection with the enforcement of this Agreement or any other Loan Document, or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and (d) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, or (ii) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Bank, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by such Bank hereunder or thereunder, provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (A) if the same results from such Bank's gross negligence or willful misconduct, or (B) if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrower shall remain liable to the extent such failure to give notice does not result in a loss to the Borrower), or (C) if the same results from a compromise or settlement agreement entered into without the consent of the Borrower, which shall not be unreasonably withheld. The Banks will attempt to minimize the fees and expenses of legal counsel for the Banks which are subject to reimbursement by the Borrower hereunder by considering the usage of one law firm to represent the Banks and the Agent if appropriate under the circumstances. The Borrower agrees unconditionally to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions now or hereafter determined by the Agent or any Bank to be payable in connection with this Agreement or any other Loan Document, and the Borrower agrees unconditionally to save the Agent and the Banks harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such taxes, fees or impositions.

         11.4 Holidays.

              Whenever payment of a Loan to be made or taken hereunder shall be due on a day which is not a Business Day such payment shall be due on the next Business Day (except as provided in Section 4.2 [Interest Periods] with respect to Euro-Rate Loan Interest Periods under the Euro-Rate Option) and such extension of time shall be included in computing interest and fees, except that the Loans shall be due on the Business Day preceding the applicable Expiration Date if such Expiration Date is not a Business Day. Whenever any payment or action to be made or taken hereunder (other than payment of the Loans) shall be stated to be due on a day which is not a Business Day, such payment or action shall be made or taken on the next following Business Day, and such extension of time shall not be included in computing interest or fees, if any, in connection with such payment or action.

         11.5 Funding by Branch, Subsidiary or Affiliate.

              11.5.1. Notional Funding.

                      Each Bank shall have the right from time to time, without notice to the Borrower, to deem any branch, Subsidiary or Affiliate (which for the purposes of this Section 11.5 shall mean any corporation or association which is directly or indirectly controlled by or is under direct or indirect common control with any corporation or association which directly or indirectly controls such Bank) of such Bank to have made, maintained or funded any Loan to which the Euro-Rate Option applies at any time, provided that immediately following (on the assumption that a payment were then due from the Borrower to such other office), and as a result of such change, the Borrower would not be under any greater financial obligation pursuant to Section 5.5 [Additional Compensation in Certain Circumstances] than it would have been in the absence of such change. Notional funding offices may be selected by each Bank


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

without regard to such Bank's actual methods of making, maintaining or funding the Loans or any sources of funding actually used by or available to such Bank.

              11.5.2. Actual Funding.

                      Each Bank shall have the right from time to time to make or maintain any Loan by arranging for a branch, Subsidiary or Affiliate of such Bank to make or maintain such Loan subject to the last sentence of this Section
11.5.2. If any Bank causes a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder, all terms and conditions of this Agreement shall, except where the context clearly requires otherwise, be applicable to such part of the Loans to the same extent as if such Loans were made or maintained by such Bank, but in no event shall any Bank's use of such a branch, Subsidiary or Affiliate to make or maintain any part of the Loans hereunder cause such Bank or such branch, Subsidiary or Affiliate to incur any cost or expenses payable by the Borrower hereunder or require the Borrower to pay any other compensation to any Bank (including any expenses incurred or payable pursuant to Section 5.5 [Additional Compensation in Certain Circumstances]) which would otherwise not be incurred.

         11.6 Notices.

              Any notice, request, demand, direction or other communication (for purposes of this Section 11.6 only, a "Notice") to be given to or made upon any party hereto under any provision of this Agreement shall be given or made by telephone or in writing (including by means of electronic transmission (i.e., "e-mail") or facsimile transmission or by setting forth such Notice on a secure site on the World Wide Web (a "Website Posting") if Notice of such Website Posting (including the information necessary to access such website) has been previously delivered to the parties hereto by another means set forth in this
Section 11.6) in accordance with this Section 11.6. Any such Notice must be delivered to the applicable parties hereto at the addresses and numbers set forth under their respective names on Schedule 1.1(B) hereof or in accordance with any subsequent unrevoked Notice from any such party that is given in accordance with this Section 11.6. Any Notice shall be effective:

                      (i) In the case of hand-delivery, when delivered;

                      (ii) If given by mail, four days after such Notice is deposited with the United States Postal Service, with first-class postage prepaid, return receipt requested;

                      (iii) In the case of a telephonic Notice, when a party is contacted by telephone, if delivery of such telephonic Notice is confirmed no later than the next Business Day by facsimile, electronic transmission, Website Posting or overnight courier (received on or before such next Business Day);

                      (iv) In the case of a facsimile transmission, when transmitted to the applicable facsimile number;

                      (v) In the case of electronic transmission, when actually received;

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

                      (vi) In the case of Website Posting, upon delivery of a Notice of such posting (including the information necessary to access such web site) by another means set forth in this Section 11.6; and

                      (vii) If given by any other means (including by overnight courier), when actually received.

Any Bank giving a Notice to a Loan Party shall concurrently send a copy thereof to the Agent, and the Agent shall promptly notify the other Banks of its receipt of such Notice.

         11.7 Severability.

              The provisions of this Agreement are intended to be severable. If any provision of this Agreement shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.

         11.8 Governing Law.

              Each Letter of Credit and Section 2.10 [Letter of Credit Subfacility] shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be revised or amended from time to time, and to the extent not inconsistent therewith, the internal laws of the State of New York without regard to its conflict of laws principles, and the balance of this Agreement shall be deemed to be a contract under the [State of New York]and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

         11.9 Prior Understanding.

              This Agreement and the other Loan Documents supersede all prior understandings and agreements, whether written or oral, between the parties hereto and thereto relating to the transactions provided for herein and therein, including any prior confidentiality agreements and commitments.

         11.10 Duration; Survival.

              All representations and warranties of the Loan Parties contained herein or made in connection herewith shall survive the making of Loans and issuance of Letters of Credit and shall not be waived by the execution and delivery of this Agreement, any investigation by the Agent or the Banks, the making of Loans, issuance of Letters of Credit, or payment in full of the Loans. All covenants and agreements of the Loan Parties contained in Sections 8.1 [Affirmative Covenants], 8.2 [Negative Covenants] and 8.3 [Reporting Requirements] herein shall continue in full force and effect from and after the date hereof so long as the Borrower may borrow or request Letters of Credit hereunder and until termination of the Commitments and payment in full of the Loans and expiration or termination of all Letters of Credit. All covenants and agreements of the Borrower contained herein relating to the payment of principal, interest, premiums, additional compensation or expenses and indemnification, including those set forth in the Notes, Section 5 [Payments] and Sections 10.5 [Reimbursement of Agent by Borrower, Etc.], 10.7 [Reimbursement of Agent by Banks, Etc.] and 11.3 [Reimbursement of Banks by Borrower; Etc.], shall survive payment in full of the Loans, expiration or termination of the Letters of Credit and termination of the Commitments.

         11.11 Successors and Assigns.

                      (i) This Agreement shall be binding upon and shall inure to the benefit of the Banks, the Agent, the Loan Parties and their respective successors and assigns, except that none of the Loan Parties may assign or transfer any of its rights and Obligations hereunder or any interest herein. Each Bank may, at its own cost, make assignments of or sell participations in all or any part of its Commitments and the Committed Loans made by it to one or more banks or other entities, subject to the consent of the Borrower and the Agent with respect to any assignee, such consent not to be unreasonably withheld (the Borrower will not be deemed to unreasonably withhold its consent if it does so, in good faith, to avoid a violation of the independence rules which govern the Borrower), provided that (1) no consent of the Borrower shall be required
(A) if an Event of Default exists and is continuing, or (B) in the case of an assignment by a Bank to an Affiliate of such Bank, and (2) any assignment by a Bank of a Commitment to a Person other than an Affiliate of such Bank may not be made in amounts less than the lesser of $5,000,000 or the amount of the assigning Bank's Commitment. In the case of an assignment, upon receipt by the Agent of the Assignment and Assumption Agreement, the assignee shall have, to the extent of such assignment (unless otherwise provided therein), the same rights, benefits and obligations as it would have if it had been a signatory Bank hereunder, the Commitments shall be adjusted accordingly, and upon surrender of any Note subject to such assignment, the Borrower shall execute and deliver a Note to the assignee in the amounts equal to the amounts of the Commitments assumed by it and a new Note to the assigning Bank in an amount equal to the Commitments retained by it hereunder. Any Bank which assigns any or all of its Commitments or Loans to a Person other than an Affiliate of such Bank shall pay to the Agent a service fee in the amount of $3,500 for each assignment. In the case of a participation, the participant shall only have the rights specified in Section 9.2.3 [Set-off] (the participant's rights against such Bank in respect of such participation to be those set forth in the agreement executed by such Bank in favor of the participant relating thereto and not to include any voting rights except with respect to changes of the type referenced in Sections 11.1.1 [Increase of Commitment, Etc.], 11.1.2 [Extension of Payment, Etc.], or 11.1.3 [Release of Guarantor]), all of such Bank's obligations under this Agreement or any other Loan Document shall remain unchanged, and all amounts payable by any Loan Party hereunder or thereunder shall be determined as if such Bank had not sold such participation.

                      (ii) Any assignee or participant which is not incorporated under the Laws of the United States of America or a state thereof shall deliver to the Borrower and the

Agent the form of certificate described in Section 11.17 [Tax Withholding Clause] relating to federal income tax withholding. Each Bank may furnish any publicly available information concerning any Loan Party or its Subsidiaries and any other information concerning any Loan Party or its Subsidiaries in the possession of such Bank from time to time to assignees and participants (including prospective assignees or participants), provided that such assignees and participants agree to be bound by the provisions of Section 11.12 [Confidentiality].

                      (iii) Notwithstanding any other provision in this Agreement, any Bank may at any time pledge or grant a security interest in all or any portion of its rights under this Agreement, its Note and the other Loan Documents to any Federal Reserve Bank in accordance with Regulation A of the FRB or U.S. Treasury Regulation 31 CFR Section 203.14 without notice to or consent of the Borrower or the Agent. No such pledge or grant of a security interest shall release the transferor Bank of its obligations hereunder or under any other Loan Document.

         11.12 Confidentiality.

              11.12.1. General.

                      The Agent and the Banks each agree to keep confidential all information obtained from any Loan Party or its Subsidiaries which is nonpublic and confidential or proprietary in nature (including any information the Borrower specifically designates as confidential), except as provided below, and to use such information only in connection with their respective capacities under this Agreement and for the purposes contemplated hereby. The Agent and the Banks shall be permitted to disclose such information (i) to outside legal counsel, accountants and other professional advisors who need to know such information in connection with the administration and enforcement of this Agreement, subject to agreement of such Persons to maintain the confidentiality,
(ii) to assignees and participants as contemplated by Section 11.11, and prospective assignees and participants, subject to agreement of such Persons to maintain the confidentiality, (iii) to the extent requested by any bank regulatory authority or, with notice to the Borrower, as otherwise required by applicable Law or by any subpoena or similar legal process, or in connection with any investigation or proceeding arising out of the transactions contemplated by this Agreement, (iv) if it becomes publicly available other than as a result of a breach of this Agreement or becomes available from a source not known to be subject to confidentiality restrictions, or (v) if the Borrower shall have consented in writing to such disclosure.

              11.12.2. Sharing Information With Affiliates of the Banks.

                      Each Loan Party acknowledges that from time to time financial advisory, investment banking and other services may be offered or provided to the Borrower or one or more of its Affiliates (in connection with this Agreement or otherwise) by any Bank or by one or more Subsidiaries or Affiliates of such Bank and each of the Loan Parties hereby authorizes each Bank to share any information delivered to such Bank by such Loan Party and its Subsidiaries pursuant to this Agreement, or in connection with the decision of such Bank to enter into this Agreement, to any such Subsidiary or Affiliate of such Bank, it being understood that any such

Subsidiary or affiliate of any Bank receiving such information shall be bound by the provisions of Section 11.12.1 as if it were a Bank hereunder. Such Authorization shall survive the repayment of the Loans and other Obligations and the termination of the Commitments.

         11.13 Counterparts.

              This Agreement may be executed by different parties hereto on any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all such counterparts shall together constitute one and the same instrument.

         11.14 Agent's or Bank's Consent.

              Whenever the Agent's or any Bank's consent is required to be obtained under this Agreement or any of the other Loan Documents as a condition to any action, inaction, condition or event, the Agent and each Bank shall be authorized to give or withhold such consent in its sole and absolute discretion and to condition its consent upon the giving of additional collateral, the payment of money or any other matter.

         11.15 Exceptions.

              The representations, warranties and covenants contained herein shall be independent of each other, and no exception to any representation, warranty or covenant shall be deemed to be an exception to any other representation, warranty or covenant contained herein unless expressly provided, nor shall any such exceptions be deemed to permit any action or omission that would be in contravention of applicable Law.

         11.16 CONSENT TO FORUM; WAIVER OF JURY TRIAL.

              EACH LOAN PARTY HEREBY IRREVOCABLY CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF NEW YORK COUNTY AND THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY CERTIFIED OR REGISTERED MAIL DIRECTED TO SUCH LOAN PARTY AT THE ADDRESSES PROVIDED FOR IN SECTION 11.6 AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON ACTUAL RECEIPT THEREOF. EACH LOAN PARTY WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED AGAINST IT AS PROVIDED HEREIN AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE. EACH LOAN PARTY, THE AGENT AND THE BANKS HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE COLLATERAL TO THE FULL EXTENT PERMITTED BY LAW.

         11.17 Tax Withholding Clause.

              Each Bank or assignee or participant of a Bank that is not incorporated under the Laws of the United States of America or a state thereof agrees that it will deliver to each of the Borrower and the Agent two (2) duly completed copies of the following: (i) Internal Revenue Service Form W-9, 4224 or 1001, or other applicable form prescribed by the Internal Revenue Service, certifying that such Bank, assignee or participant is entitled to receive payments under this Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes, or is subject to such tax at a reduced rate under an applicable tax treaty, or (ii) Internal Revenue Service Form W-8 or other applicable form or a certificate of such Bank, assignee or participant indicating that no such exemption or reduced rate is allowable with respect to such payments. Each Bank, assignee or participant required to deliver to the Borrower and the Agent a form or certificate pursuant to the preceding sentence shall deliver such form or certificate as follows: (A) each Bank which is a party hereto on the Closing Date shall deliver such form or certificate at least five (5) Business Days prior to the first date on which any interest or fees are payable by the Borrower hereunder for the account of such Bank; (B) each assignee or participant shall deliver such form or certificate at least five (5) Business Days before the effective date of such assignment or participation (unless the Agent in its sole discretion shall permit such assignee or participant to deliver such form or certificate less than five (5) Business Days before such date in which case it shall be due on the date specified by the Agent). Each Bank, assignee or participant which so delivers a Form W-8, W-9, 4224 or 1001 further undertakes to deliver to each of the Borrower and the Agent two (2) additional copies of such form (or a successor form) on or before the date that such form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent form so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent, either certifying that such Bank, assignee or participant is entitled to receive payments under this Agreement and the other Loan Documents without deduction or withholding of any United States federal income taxes or is subject to such tax at a reduced rate under an applicable tax treaty or stating that no such exemption or reduced rate is allowable. The Agent shall be entitled to withhold United States federal income taxes at the full withholding rate unless the Bank, assignee or participant establishes an exemption or that it is subject to a reduced rate as established pursuant to the above provisions.

         11.18 Joinder of Guarantors.

              Any Subsidiary of the Borrower which is required to join this Agreement as a Guarantor pursuant to Section 8.2.9 [Subsidiaries, Partnerships and Joint Ventures] shall execute and deliver to the Agent (i) a Guarantor Joinder in substantially the form attached hereto as Exhibit 1.1(G)(1) pursuant to which it shall join as a Guarantor each of the documents to which the Guarantors are parties; and (ii) documents in the forms described in Section 7.1 [First Loans] modified as appropriate to relate to such Subsidiary. The Loan Parties shall deliver such Guarantor Joinder and related documents to the Agent at such times as required under Section 8.2.6 if the Subsidiary is acquired in a Permitted Acquisition and within five (5) Business Days after the date of the filing of such Subsidiary's articles of incorporation if the Subsidiary is a corporation, the date of the filing of its certificate of limited partnership if it is a limited partnership or the date of its organization if it is an entity other than a limited partnership or corporation if such Subsidiary is formed by the Loan Parties and is not acquired in a Permitted Acquisition.

                   [SIGNATURE PAGE 1 OF 7 TO CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Agreement as of the day and year first above written.

                                   BORROWER:

                                   KPMG CONSULTING, INC.

                                   By: /s/ Patrick H. Kinzler            (SEAL)
                                      -----------------------------------
                                        Name:  Patrick H. Kinzler
                                        Title: Treasurer


                                   GUARANTORS:

                                   KPMG CONSULTING, LLC

                                   By: /s/ Patrick H. Kinzler            (SEAL)
                                      -----------------------------------
                                        Name:  Patrick H. Kinzler
                                        Title: Treasurer


                                   KPMG CONSULTING ISRAEL, LLC

                                   By:  /s/ Patrick H. Kinzler           (SEAL)
                                      -----------------------------------
                                        Name:  Patrick H. Kinzler
                                        Title: Treasurer


                                   SOFTLINE ACQUISITION CORP.

                                   By: /s/ Patrick H. Kinzler            (SEAL)
                                      -----------------------------------
                                        Name:  Patrick H. Kinzler
                                        Title: Treasurer

                   [SIGNATURE PAGE 2 OF 7 TO CREDIT AGREEMENT]

                                     SOFTLINE CONSULTING &
                                     INTEGRATORS, INC.

                                     By: /s/ Patrick H. Kinzler        (SEAL)
                                        -------------------------------
                                          Name: Patrick H. Kinzler
                                          Title: Treasurer


                                     I2 MIDATLANTIC LLC

                                     By: /s/ Patrick H. Kinzler        (SEAL)
                                        -------------------------------
                                          Name: Patrick H. Kinzler
                                          Title: Treasurer


                                     I2 NORTHWEST LLC

                                     By: /s/ Patrick H. Kinzler        (SEAL)
                                        -------------------------------
                                          Name: Patrick H. Kinzler
                                          Title: Treasurer


                                     OAD ACQUISITION CORP.

                                     By: /s/ Patrick H. Kinzler        (SEAL)
                                        -------------------------------
                                          Name: Patrick H. Kinzler
                                          Title: Treasurer

                   [SIGNATURE PAGE 3 OF 7 TO CREDIT AGREEMENT]


                               OAD GROUP, INC.

                               By: /s/ Patrick H. Kinzler            (SEAL)
                                  -----------------------------------
                                    Name: Patrick H. Kinzler
                                    Title: Treasurer


                               METRIUS, INC.

                               By: /s/ Patrick H. Kinzler            (SEAL)
                                  -----------------------------------
                                    Name: Patrick H. Kinzler
                                    Title: Treasurer


                               PEATMARWICK, INC.

                               By: /s/ Patrick H. Kinzler            (SEAL)
                                  -----------------------------------
                                    Name: Patrick H. Kinzler
                                    Title: Treasurer


                               KPMG ENTERPRISE HOLDINGS LLC

                               By: /s/ Patrick H. Kinzler            (SEAL)
                                  -----------------------------------
                                    Name: Patrick H. Kinzler
                                    Title: Treasurer

                   [SIGNATURE PAGE 4 OF 7 TO CREDIT AGREEMENT]


                         KPMG SOUTH PACIFIC, LLC

                         By: /s/ Patrick H. Kinzler              (SEAL)
                            -------------------------------------
                              Name: Patrick H. Kinzler
                              Title: Treasurer


                         KPMG CONSULTING AMERICAS, INC.

                         By: /s/ Patrick H. Kinzler              (SEAL)
                            -------------------------------------
                              Name: Patrick H. Kinzler
                              Title: Treasurer


                         KPMG MONTVALE HOLDINGS, L.L.C.

                         By: /s/ Patrick H. Kinzler              (SEAL)
                            -------------------------------------
                              Name: Patrick H. Kinzler
                              Title: Treasurer


                         BARENTS GROUP HOLDINGS, L.L.C.

                         By: /s/ Patrick H. Kinzler              (SEAL)
                            -------------------------------------
                              Name: Patrick H. Kinzler
                              Title: Treasurer

                   [SIGNATURE PAGE 5 OF 7 TO CREDIT AGREEMENT]


                              BARENTS GROUP, L.L.C.

                              By: /s/ Patrick H. Kinzler                 (SEAL)
                                 ----------------------------------------
                                   Name: Patrick H. Kinzler
                                   Title: Treasurer


                              PELOTON HOLDINGS, L.L.C.

                              By: /s/ Patrick H. Kinzler                 (SEAL)
                                 ----------------------------------------
                                   Name: Patrick H. Kinzler
                                   Title: Treasurer


                              BARENTS EUROPEAN HOLDINGS, L.L.C.

                              By: /s/ Patrick H. Kinzler                 (SEAL)
                                 ----------------------------------------
                                   Name: Patrick H. Kinzler
                                   Title: Treasurer


                              K CONSULTING SOUTHEAST ASIA, L.L.C.

                              By: /s/ Patrick H. Kinzler                 (SEAL)
                                 ----------------------------------------
                                   Name: Patrick H. Kinzler
                                   Title: Treasurer

                   [SIGNATURE PAGE 6 OF 7 TO CREDIT AGREEMENT]


                                BARENTS GROUP RUSSIA, L.L.C.

                                By: /s/ Patrick H. Kinzler               (SEAL)
                                   --------------------------------------
                                     Name: Patrick H. Kinzler
                                     Title: Treasurer

                   [SIGNATURE PAGE 7 OF 7 TO CREDIT AGREEMENT]

                                      PNC BANK, NATIONAL ASSOCIATION,
                                      individually and as Agent

                                      By: /s/ Michael Richards
                                          -----------------------------------
                                      Title: Vice President
                                            ---------------------------------

                                 SCHEDULE 1.1(A)


                VARIABLE PRICING AND FEES BASED ON LEVERAGE RATIO

--------- -------------- ------------- ----------- ----------- ----------- ------------- ----------- ------------ -----------
                           REVOLVING   REVOLVING   REVOLVING    REVOLVING    LINE OF      LINE OF      LINE OF    LINE OF
                            CREDIT      CREDIT      CREDIT CD    CREDIT       CREDIT      CREDIT      CREDIT CD    CREDIT
            [LEVERAGE     COMMITMENT   EURO RATE      RATE      BASE RATE   COMMITMENT   EURO RATE       RATE     BASE RATE
 Level        RATIO]         FEE         SPREAD      SPREAD      SPREAD        FEE         SPREAD       SPREAD     SPREAD
 -----                       ---         ------      ------      ------        ---         ------       ------     ------
--------- -------------- ------------- ----------- ----------- ----------- ------------- ----------- ------------ -----------

            LESS THAN
   I       1.0 TO 1.0       .175%        .625%        .75%         0%          .15%        .625%        .75%          0%
--------- -------------- ------------- ----------- ----------- ----------- ------------- ----------- ------------ -----------
          GREATER THAN
           OR EQUAL TO
           1.0 TO 1.0
            BUT LESS
   II      THAN 1.5 TO       .20%         .75%       .875%         0%         .175%         .75%        .875%         0%
               1.0
--------- -------------- ------------- ----------- ----------- ----------- ------------- ----------- ------------ -----------
          GREATER THAN
            OR EQUAL
          TO1.5 TO 1.0
            BUT LESS
  III      THAN 2.0 TO      .225%         1.0%       1.125%        0%          .20%         1.0%       1.125%         0%
               1.0
--------- -------------- ------------- ----------- ----------- ----------- ------------- ----------- ------------ -----------
          GREATER THAN
           OR EQUAL TO
           2.0 TO 1.0
            BUT LESS
   IV      THAN 2.5 TO      .250%        1.25%       1.375%        0%         .225%        1.25%       1.375%         0%
               1.0
--------- -------------- ------------- ----------- ----------- ----------- ------------- ----------- ------------ -----------


          GREATER THAN
           OR EQUAL TO
   V       2.5 TO 1.0        .30%        1.50%       1.625%        0%         .275%        1.50%       1.625%         0%
--------- -------------- ------------- ----------- ----------- ----------- ------------- ----------- ------------ -----------

         For purposes of determining the Applicable Margin and the Applicable Commitment Fee Rate:

         (a) The Applicable Margin and the Applicable Commitment Fee Rate shall be the Level as set forth on the Compliance Certificate delivered on the Closing Date and until subsequently adjusted under Paragraph (b) below.

         (b) The Applicable Margin and the Applicable Commitment Fee Rate shall be recomputed as of the end of each fiscal quarter ending after the Closing Date based on the Leverage Ratio as of such quarter end. Any increase or decrease in the Applicable Margin or the Applicable Commitment Fee Rate computed as of a quarter end shall be effective on the date on which the Compliance Certificate evidencing such computation is due to be delivered under Section 8.3.3.






                               SCHEDULE 1.1(B) - 1

                                 SCHEDULE 1.1(B)

                 COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

                                   Page 1 of 2

PART 1 - COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES TO BANKS

                                            AMOUNT OF           AMOUNT OF
                                           COMMITMENT          COMMITMENT
                                          FOR REVOLVING       FOR LINE OF
                BANK                      CREDIT LOANS        CREDIT LOANS      COMMITMENT     RATABLE SHARE
NAME:  PNC Bank, National
Association
Address: Two Tower Center East
Brunswick, NJ  08816


Attention: Michael Richards
                           -

Telephone:     (732) 220-3228
Telecopy:      (732) 220-3231           $100,000,000        $100,000,000        $200,000,000     100%
                                                                                                 ----


         Total                          $100,000,000        $100,000,000        $200,000,000           100.00%
                                                                                                       ======

















                               SCHEDULE 1.1(B) - 2

                                 SCHEDULE 1.1(B)

                 COMMITMENTS OF BANKS AND ADDRESSES FOR NOTICES

                                   Page 2 of 2



PART 2 - ADDRESSES FOR NOTICES TO BORROWER AND GUARANTORS:


AGENT

Name: PNC Bank, National Association
Address: Two Tower Center
East Brunswick, NJ  08816
Attention: Michael Richards
Telephone:      (732) 220-3228
Telecopy:       (732) 220-3231


BORROWER:

Name: KPMG Consulting, Inc.
Address: 3 Chestnut Ridge Road
Montvale, NJ  07645
Attention: Patrick Kinzler
Telephone:      (201) 307-7650
Telecopy:       (201) 307-7025

With copies to:

David W. Black,General Counsel
KPMG Consulting, Inc.
1676 International Drive
McLean, Virginia 22102
Telephone: 703-747-5728
Telecopy:  703-737-2837

And to:

Michael L. Gold
Sidley & Austin
Bank One Plaza
10 South Dearborn Street
Chicago, Illinois 60603
Telephone: 312-853-7148
Telecopy: 312-853-7036



                               SCHEDULE 1.1(B) - 3

GUARANTORS:

Name: KPMG Consulting LLC
Address: 3 Chestnut Ridge Road
Montvale, NJ  07645
Attention: Patrick Kinzler
Telephone:      (201) 307-7650
Telecopy:       (201) 307-7025


With copies to:

David W. Black,General Counsel
KPMG Consulting, Inc.
1676 International Drive
McLean, Virginia 22102
Telephone: 703-747-5728
Telecopy:  703-737-2837

And to:

Michael L. Gold
Sidley & Austin
Bank One Plaza
10 South Dearborn Street
Chicago, Illinois 60603
Telephone: 312-853-7148
Telecopy: 312-853-7036










                               SCHEDULE 1.1(B) - 4

Name: KPMG Consulting Israel, LLC
Address: 3 Chestnut Ridge Road
         Montvale, NJ 07645
Attention: Patrick Kinzler
Telephone:      (201) 307-7650
Telecopy:       (201) 307-7025



Name: Softline Acquisition Corp.
Address: 3 Chestnut Ridge Road
         Montvale, NJ 07645
Attention: Patrick Kinzler
Telephone:      (201) 307-7650
Telecopy:       (201) 307-7025



Name: Softline Consulting & Integrators, Inc.
Address: 3 Chestnut Ridge Road
         Montvale, NJ 07645
Attention: Patrick Kinzler
Telephone:      (201) 307-7650
Telecopy:       (201) 307-7025



Name: I2 Midatlantic LLC
Address: 3 Chestnut Ridge Road
         Montvale, NJ 07645
Attention: Patrick Kinzler
Telephone:      (201) 307-7650
Telecopy:       (201) 307-7025



Name: I2 Northwest LLC
Address: 3 Chestnut Ridge Road
         Montvale, NJ 07645
Attention: Patrick Kinzler
Telephone:      (201) 307-7650
Telecopy:       (201) 307-7025






                               SCHEDULE 1.1(B) - 5

Name: OAD Acquisition Corp.
Address: 3 Chestnut Ridge Road
         Montvale, NJ 07645
Attention: Patrick Kinzler
Telephone:      (201) 307-7650
Telecopy:       (201) 307-7025



Name: OAD Group, Inc.
Address: 3 Chestnut Ridge Road
         Montvale, NJ 07645
Attention: Patrick Kinzler
Telephone:      (201) 307-7650
Telecopy:       (201) 307-7025



Name: Metrius, Inc.
Address: 3 Chestnut Ridge Road
         Montvale, NJ 07645
Attention: Patrick Kinzler
Telephone:      (201) 307-7650
Telecopy:       (201) 307-7025



Name: Peatmarwick, Inc.
Address: 3 Chestnut Ridge Road
         Montvale, NJ 07645
Attention: Patrick Kinzler
Telephone:      (201) 307-7650
Telecopy:       (201) 307-7025



Name: KPMG Enterprise Holdings LLC
Address: 3 Chestnut Ridge Road
         Montvale, NJ 07645
Attention: Patrick Kinzler
Telephone:      (201) 307-7650
Telecopy:       (201) 307-7025





                               SCHEDULE 1.1(B) - 6

Name: KPMG South Pacific, LLC
Address: 3 Chestnut Ridge Road
         Montvale, NJ 07645
Attention: Patrick Kinzler
Telephone:      (201) 307-7650
Telecopy:       (201) 307-7025



Name: KPMG Consulting Americas, Inc.
Address: 3 Chestnut Ridge Road
         Montvale, NJ 07645
Attention: Patrick Kinzler
Telephone:      (201) 307-7650
Telecopy:       (201) 307-7025



Name: KPMG Montvale Holdings, L.L.C.
Address: 3 Chestnut Ridge Road
         Montvale, NJ 07645
Attention: Patrick Kinzler
Telephone:      (201) 307-7650
Telecopy:       (201) 307-7025



Name: Barents Group Holdings, L.L.C.
Address: 3 Chestnut Ridge Road
         Montvale, NJ 07645
Attention: Patrick Kinzler
Telephone:      (201) 307-7650
Telecopy:       (201) 307-7025



Name: Barents Group, L.L.C.
Address: 3 Chestnut Ridge Road
         Montvale, NJ 07645
Attention: Patrick Kinzler
Telephone:      (201) 307-7650
Telecopy:       (201) 307-7025






                               SCHEDULE 1.1(B) - 7

Name: Peloton Holdings, L.L.C.
Address: 3 Chestnut Ridge Road
         Montvale, NJ 07645
Attention: Patrick Kinzler
Telephone:      (201) 307-7650
Telecopy:       (201) 307-7025



Name: Barents European Holdings, L.L.C.
Address: 3 Chestnut Ridge Road
         Montvale, NJ 07645
Attention: Patrick Kinzler
Telephone:      (201) 307-7650
Telecopy:       (201) 307-7025



Name: K Consulting Southeast Asia, L.L.C.
Address: 3 Chestnut Ridge Road
         Montvale, NJ 07645
Attention: Patrick Kinzler
Telephone:      (201) 307-7650
Telecopy:       (201) 307-7025



Name: Barents Group Russia, L.L.C.
Address: 3 Chestnut Ridge Road
         Montvale, NJ 07645
Attention: Patrick Kinzler
Telephone:      (201) 307-7650
Telecopy:       (201) 307-7025




















                               SCHEDULE 1.1(B) - 8

                       FIRST AMENDMENT TO CREDIT AGREEMENT


         THIS FIRST AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated as of November 2, 2000, by and among KPMG CONSULTING, INC., a Delaware corporation (the "Borrower"), the Guarantors, the Banks, and PNC BANK, NATIONAL ASSOCIATION, as Agent.

W I T N E S S E T H:

         WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of May 24, 2000 (as amended, supplemented, restated or modified from time to time, (the "Credit Agreement") by and among the Borrower, the Banks, the Guarantors, and PNC Bank, National Association, as Agent and desire to amend the terms thereof as set forth herein;

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

1.       Definitions.

                  Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement as amended by this Amendment.

2.       Amendment of Credit Agreement.

                  A. New Definitions. The following new defined terms are hereby added in alphabetical order in Section 1.1 of the Credit Agreement to read as follows:

                      "Documentation Agent shall mean Barclays Bank PLC."

                      "Managing Agent shall mean Morgan Guaranty Trust Company of New York."

                      "Syndication Agent shall mean The Chase Manhattan Bank."

                  B. Existing Definitions. The following existing definitions are hereby amended as follows:

                      (a) The definition of Agent is amended and restated as follows: "Administrative Agent shall mean PNC Bank, National Association."

                      (b) Clause (xi)(4) in the Permitted Liens definition is amended and restated as follows: "(4) Liens resulting from judgments or orders except to the extent constituting an Event of Default under Section 9.1.6."

                      (c) The second sentence in the Swing Loan Interest Period definition is amended and restated as follows: "Such period shall (i) be no less than one (1) and no more than seven (7) days, (ii) shall end on a Business Day, and (iii) shall end on or before the Revolving Credit Expiration Date."

                  C. Section 2.1.2 - Swing Loan Commitment. The last sentence is hereby deleted and replaced in its entirety by the following:

                       "Within such limits of time and amount and subject to the other provisions of this Agreement, the Borrower may borrow, repay and borrow again pursuant to this Section 2.1.2."

                  D.   Section 2.9 - Borrowings to Repay Swing Loans. Section
         2.9 is hereby amended and restated in its entirety as follows:

                       "2.9 Borrowings to Repay Swing Loans.

                       PNC Bank may, at its option, exercisable at any time for any reason whatsoever, demand repayment of the Swing Loans, and each Bank shall make a Revolving Credit Loan in an amount equal to such Bank's Ratable Share of the aggregate principal amount of the outstanding Swing Loans, plus, if PNC Bank so requests, accrued interest thereon, provided that no Bank shall be obligated in any event to make Revolving Credit Loans in excess of its Revolving Credit Commitment and that the Revolving Facility Usage shall not exceed the Revolving Credit Commitment. Revolving Credit Loans made pursuant to the preceding sentence shall bear interest at the Base Rate Option and shall be deemed to have been properly requested in accordance with
         Section 2.4.1 without regard to any of the requirements of that provision. PNC Bank shall provide notice to the Banks (which may be telephonic or written notice by letter, facsimile or telex) that such Revolving Credit Loans are to be made under this Section 2.9 and of the apportionment among the Banks, and the Banks shall be unconditionally obligated to fund such Revolving Credit Loans (whether or not the conditions specified in Section 2.4.1 are then satisfied and whether or not an Event of Default or Potential Default (including any Event of Default specified in Section 9.1.13 or 9.1.14) exists at the time PNC Bank so requests) not later than 3:00 p.m. Pittsburgh time on the Business Day next after the date the Banks receive such notice from PNC Bank."

                  E. Section 2.11 - Reduction of Commitment. The following sentence is hereby added to the end of the section:

                       "The Agent shall promptly notify the Banks of all notices delivered to the Agent pursuant to this Section 2.11."

                  F. Section 3.4.1 - Line of Credit Loan Requests. In the sixteenth line of the paragraph section (ii) is hereby deleted and replaced in its entirety by the following:

                       "(ii) the aggregate amount of the proposed Line of Credit Loans comprising each Borrowing Tranche, which shall be in integral multiples of $1,000,000 and not less than $5,000,000 for each Borrowing Tranche to which the Line of Credit

         Euro-Rate Option or the Line of Credit CD Rate Option applies and not less than the lesser of $1,000,000 or the maximum amount available for Borrowing Tranches to which the Base Rate Option applies;"

                  G. Section 3.9 - Reduction of Commitment. The following parenthetical is inserted in the second line of the paragraph immediately following ". . . prior written notice to the Agent":

                       "(who shall promptly give notice thereof to the Banks)"

                  H. Section 4.2 - Interest Periods. The following parenthetical is inserted in the third line of the paragraph immediately following ". . . shall notify the Agent thereof":

                       "(who shall promptly give notice thereof to the Banks)"

                  I. Section 4.4.3 - Agent's and Bank's Rights. The symbol "[" preceding the second to the last sentence is hereby deleted.

                  J. Section 5.4.2 - Replacement of a Bank. Section 5.4.2 is hereby amended and restated as follows:

                       "5.4.2 Replacement of a Bank.

                       In the event any Bank (i) gives notice under Section 4.4 [Interest Rate Unascertainable, Etc.] or Section 5.5.1 [Increased Costs, Etc.], (ii) does not fund Loans because the making of such Loans would contravene any Law applicable to such Bank, (iii) becomes subject to the control of an Official Body (other than normal and customary supervision), or (iv) seeks indemnification for Taxes under Section 11.3, then the Borrower shall have the right, at its option, with the consent of the Agent, which shall not be unreasonably withheld, to prepay the Loans of such Bank in whole , together with all interest accrued thereon and any fees or other amounts due in connection therewith, and terminate such Bank's Commitment, or to replace such Bank with another Bank which purchases and assumes the Loans of the Bank to be replaced in either such case within sixty (60) days after
         (x) receipt of such Bank's notice under Section 4.4 [Interest Rate Unascertainable, Etc.] or 5.5.1 [Increased Costs, Etc.], (y) the date such Bank has failed to fund Loans because the making of such Loans would contravene Law applicable to such Bank, or (z) the date such Bank became subject to the control of an Official Body, as applicable; provided that the Borrower shall also pay to such Bank at the time of such prepayment or replacement any amounts required under Section 5.5 [Additional Compensation in Certain Circumstances] and any accrued interest due on such amount and any related fees; provided further, however, that if the Borrower has elected to prepay the Loans of a Bank and terminate its Commitment under this Section, the Commitment of such Bank and the Bid Loan of such Bank shall be provided by one or more of the remaining Banks or a replacement bank reasonably acceptable to the Agent; and provided, further, that the remaining Banks shall have no obligation hereunder to increase their Commitments or provide the Bid Loan of such Bank. Notwithstanding the foregoing, the Agent may only be replaced subject to the requirements of Section 10.14 [Successor Agent] and provided that all Letters of Credit have expired or been terminated or replaced."

                  K. Section 5.4.3 - Change of Lending Office. Section 5.4.3 is hereby amended and restated as follows:

                       "5.4.3 Change of Lending Office.

                       Each Bank agrees that upon the occurrence of any event giving rise to increased costs or other special payments under Section
         4.4.2 [Illegality, Etc.] 5.5.1 [Increased Costs, Etc.] with respect to such Bank, or in the event such Bank seeks indemnification for Taxes under Section 11.3, it will if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Bank) to designate another lending office for any Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that such Bank and its lending office suffer no economic (including increased taxes), legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 5.4.3 shall affect or postpone any of the Obligations of the Borrower or any other Loan Party or the rights of the Agent or any Bank provided in this Agreement."

                  L. Section 5.6 - Settlement Date Procedures. Section 5.6 is hereby amended and restated in its entirety as follows:

                       "5.6   Settlement Date Procedures.

                       "In order to minimize the transfer of funds between the Banks and the Agent, the Borrower may borrow, repay and borrow again Swing Loans and PNC Bank may make Swing Loans as provided in Section
         2.1.2 hereof. Not later than 11:00 a.m. on any Business Day (each a "Settlement Date"), the Agent may at its option for any reason notify each Bank of its Ratable Share of the total of the Swing Loans. Prior to 2:00 p.m., Pittsburgh time, on such Settlement Date, each Bank shall pay to the Agent an amount equal to, and shall purchase, its Ratable Share of the outstanding Swing Loans. These settlement procedures are established solely as a matter of administrative convenience, and nothing contained in this Section 5.6 shall relieve the Banks of their obligations to fund Revolving Credit Loans."

                  M. Section 6.1.22 - Environmental Matters. The reference to "(i)" at the beginning of the paragraph is hereby deleted.

                  N. Section 10.13 - Equalization of Banks. Section 10.13 is hereby amended and restated as follows:

                       "10.13 Equalization of Banks.

                       The Banks and the holders of any participations in any Notes (other than Bid Notes) agree among themselves that, with respect to all amounts received by any Bank or any such holder for application on any Obligation hereunder or under any Note (other than Bid Notes) or under any such participation, whether received by voluntary payment, by realization upon security, by the exercise of the right of set-off or banker's lien, by counterclaim or by any other non-pro rata source, equitable adjustment will be made in the manner stated in the following sentence so that, in effect, all such excess amounts will be shared ratably among the Banks and such holders in proportion to their interests in payments under the Notes (other than Bid Notes), except as otherwise provided in Section 4.4.3 [Agent's and Bank's Rights], 5.4.2 [Replacement of a Bank] or 5.5 [Additional Compensation in Certain Circumstances]. The Banks or any such holder receiving any such amount shall purchase for cash from each of the other Banks an interest in such Bank's Committed Loans in such amount as shall result in a ratable participation by the Banks and each such holder in the aggregate unpaid amount under the Notes (other than Bid Notes), provided that if all or any portion of such excess amount is thereafter recovered from the Bank or the holder making such purchase, such purchase shall be rescinded and the purchase price restored to the extent of such recovery, together with interest or other amounts, if any, required by law (including court order) to be paid by the Bank or the holder making such purchase."

                  O. Section 11.3 - Reimbursement and Indemnification of Banks by the Borrower; Taxes. Section 11.3 is hereby amended and restated in its entirety as follows:

                       "11.3   Reimbursement and Indemnification of Banks by the
         Borrower; Taxes.

                       The Borrower agrees unconditionally upon demand to pay or reimburse to each Bank (other than the Agent, as to which the Borrower's Obligations are set forth in Section 10.5 [Reimbursement of Agent By Borrower, Etc.]) and to save such Bank harmless against (i) liability for the payment of all reasonable out-of-pocket costs, expenses and disbursements (including fees and expenses of counsel (including allocated costs of staff counsel) for each Bank except with respect to (a) and (b) below), incurred by such Bank (a) in connection with the administration and interpretation of this Agreement, and other instruments and documents to be delivered hereunder, (b) relating to any amendments, waivers or consents pursuant to the provisions hereof,
         (c) in connection with the enforcement of this Agreement or any other Loan Document, or collection of amounts due hereunder or thereunder or the proof and allowability of any claim arising under this Agreement or any other Loan Document, whether in bankruptcy or receivership proceedings or otherwise, and (d) in any workout or restructuring or in connection with the protection, preservation, exercise or enforcement of any of the terms hereof or of any rights hereunder or under any other Loan Document or in connection with any foreclosure, collection or bankruptcy proceedings, or (ii) all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, whether or not such Bank is a party to any related legal proceeding which may be imposed on, incurred by or asserted against such Bank, in its capacity as such, in any way relating to or arising out of this Agreement or any other Loan Documents or any action taken or omitted by such Bank hereunder or thereunder, provided that the Borrower shall not be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements (A) if the same results from such Bank's gross negligence or willful misconduct, or (B) if the Borrower was not given notice of the subject claim and the opportunity to participate in the defense thereof, at its expense (except that the Borrower shall remain liable to the extent such failure to give notice does not result in a loss to the Borrower), or (C) if the same results from a compromise or settlement agreement entered into without the consent of the Borrower, which shall not be unreasonably withheld. The Banks will attempt to minimize the fees and expenses of legal counsel for the Banks which are subject to reimbursement by the Borrower hereunder by considering the usage of one law firm to represent the Banks and the Agent if appropriate under the circumstances. Any and all payments by the Borrower to or for the account of the Agent or any Bank under any Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and all liabilities with respect thereto, excluding, in the case of the Agent and each Bank, taxes imposed on or measured by its net income, and franchise taxes imposed on it (in lieu of net income taxes), by the jurisdiction (or any political subdivision thereof) under the Laws of which the Agent or such Bank, as the case may be, is organized or maintains a lending office (all such non-excluded taxes, duties, levies, imposts, deductions, assessments, fees, withholdings or similar charges, and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by any Laws to deduct any Taxes from or in respect of any sum payable under any Loan Document to the Agent or any Bank, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section), the Agent and such Bank receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions, (iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable Laws, and (iv) within thirty (30) days after the date of such payment, the Borrower shall furnish to the Agent (which shall forward the same to such Bank) the original or a certified copy of a receipt evidencing payment thereof. The Borrower agrees unconditionally to pay all stamp, document, transfer, recording or filing taxes or fees and similar impositions ("Other Taxes") now or hereafter determined by the Agent or any Bank to be payable in connection with this Agreement or any other Loan Document, and the Borrower agrees unconditionally to save the Agent and the Banks harmless from and against any and all present or future claims, liabilities or losses with respect to or resulting from any omission to pay or delay in paying any such Other Taxes. If the Borrower shall be required to deduct or pay any Taxes or Other Taxes from or in respect of any sum payable under any Loan Document to the Agent or any Bank, the Borrower shall also pay to the Agent (for the account of such Bank) or to such Bank, at the time interest is paid, such additional amount that such Bank specifies as necessary to preserve the after-tax yield (after factoring in all taxes, including taxes imposed on or measured by net income) such Bank would have received if such Taxes or

         Other Taxes had not been imposed. The Borrower agrees to indemnify the Agent and each Bank for (i) the full amount of Taxes and Other Taxes (including any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section) paid by the Agent and such Bank (ii) amounts payable under the immediately preceding sentence, and (iii) any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, in each case whether or not such Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Official Body. Payment under this
         Section 11.3 shall be made within thirty (30) days after the date the Bank or the Agent makes a demand therefor."

                  P. Section 11.8 - Governing Law. Section 11.8 is hereby amended and restated in its entirety as follows:

                       "11.8 Governing Law.

                       Each Letter of Credit and Section 2.10 [Letter of Credit Subfacility] shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500, as the same may be revised or amended from time to time, and to the extent not inconsistent therewith, the internal laws of the State of New York without regard to its conflict of laws principles, and the balance of this Agreement shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles."

                  Q. Section 11.11 - Successors and Assigns. The first sentence, prior to the proviso in the tenth line of such sentence, is hereby deleted and replaced in its entirety by the following:

                       "(i)   This Agreement shall be binding upon and shall

         inure to the benefit of the Banks, the Agent, the Loan Parties and their respective successors and assigns, except that none of the Loan Parties may assign or transfer any of its rights and Obligations hereunder or any interest herein. Each Bank may, at its own cost, make assignments of or sell participations in all or any part of its Commitments and the Committed Loans and any of its other rights or obligations made by it to one or more banks or other entities, subject to the consent of the Borrower and the Agent with respect to any assignee or participant, such consent not to be unreasonably withheld (the Borrower will withhold its consent for a participation only if such participation would violate the independence rules which govern the Borrower and will not be deemed to unreasonably withhold its consent for an assignment if it does so, in good faith, to avoid a violation of the independence rules which govern the Borrower),"

    3. Amendment. The Credit Agreement and other Loan Documents referred to herein and certain of the exhibits and schedules thereto are hereby amended in accordance with the terms hereof and any reference to the Credit Agreement or other Loan Documents in any document, instrument, or agreement shall hereafter mean and include the Credit

         Agreement or such Loan Document, including such schedules and exhibits, as amended hereby. In the event of irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement or such Loan Document, including such schedules and exhibits, the terms and provisions hereof shall control.

    4. Representations and Warranties. The Loan Parties hereby represent and warrant to the Banks as follows:

                  A. The representations and warranties of Loan Parties contained in the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date; and

                  B. The Loan Parties are in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement and the execution, delivery, and performance of this Amendment have been duly authorized by all necessary corporate action, require no governmental approval, and will neither contravene, conflict with, nor result in the breach of any law, charter, articles, or certificate of incorporation, bylaws, or agreement governing or binding upon the Loan Parties or any of their property; and, no Event of Default or Potential Default has occurred and is continuing or would result from the making of this Amendment.

    5. Documentation Agent, Managing Agent and Syndication Agent. The parties hereto agree that each of the Documentation Agent, the Managing Agent and the Syndication Agent, in its capacity as such, shall have no rights, powers, duties or obligations under the Credit Agreement or any of the other Loan Documents.

    6. Administrative Agent. The parties hereto agree that all references to Agent in the Credit Agreement or any of the other Loan Documents are hereby amended to refer to Administrative Agent.

    7. Force and Effect. The Loan Parties reconfirm, restate, and ratify the Credit Agreement and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment and the Loan Parties confirm that all such documents have remained in full force and effect since the date of their execution.

    8. Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

    9. Counterparts; Effective Date. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment is effective on the date first written above. Delivery of executed signature pages hereof by telecopy transmission from one party to another shall constitute effective and binding execution and delivery hereof by such party.

                         [SIGNATURES BEGIN ON NEXT PAGE]

         [SIGNATURE PAGE 1 OF 15 TO FIRST AMENDMENT TO CREDIT AGREEMENT]


         IN WITNESS WHEREOF and intending to be legally bound hereby, the parties hereto have executed this Amendment as of the date first above written.

                                    KPMG CONSULTING, INC.



                                    By: /s/ Patrick H. Kinzler
                                       ----------------------------------------
                                          Name: Patrick H. Kinzler
                                          Title: Treasurer


                                    KPMG CONSULTING, LLC



                                    By: /s/ Patrick H. Kinzler
                                       ----------------------------------------
                                          Name: Patrick H. Kinzler
                                          Title: Treasurer


                                    KPMG CONSULTING ISRAEL, LLC



                                    By: /s/ Patrick H. Kinzler
                                       ----------------------------------------
                                          Name: Patrick H. Kinzler
                                          Title: Treasurer


                                    SOFTLINE ACQUISITION CORP.



                                    By: /s/ Patrick H. Kinzler
                                       ----------------------------------------
                                          Name: Patrick H. Kinzler
                                          Title: Treasurer

         [SIGNATURE PAGE 2 OF 15 TO FIRST AMENDMENT TO CREDIT AGREEMENT]




                                     SOFTLINE CONSULTING & INTEGRATORS, INC.


                                     By: /s/ Patrick H. Kinzler
                                        ----------------------------------------
                                           Name: Patrick H. Kinzler
                                           Title: Treasurer


                                     I2 MIDATLANTIC LLC



                                     By: /s/ Patrick H. Kinzler
                                        ----------------------------------------
                                           Name: Patrick H. Kinzler
                                           Title: Treasurer


                                     I2 NORTHWEST LLC



                                     By: /s/ Patrick H. Kinzler
                                        ----------------------------------------
                                           Name: Patrick H. Kinzler
                                           Title: Treasurer


                                     OAD ACQUISITION CORP.



                                     By: /s/ Patrick H. Kinzler
                                        ----------------------------------------
                                           Name: Patrick H. Kinzler
                                           Title: Treasurer

         [SIGNATURE PAGE 3 OF 15 TO FIRST AMENDMENT TO CREDIT AGREEMENT]




                                     OAD GROUP, INC.



                                     By: /s/ Patrick H. Kinzler
                                        ----------------------------------------
                                           Name: Patrick H. Kinzler
                                           Title: Treasurer


                                     METRIUS, INC.



                                     By: /s/ Patrick H. Kinzler
                                        ----------------------------------------
                                           Name: Patrick H. Kinzler
                                           Title: Treasurer


                                     PEATMARWICK, INC.



                                     By: /s/ Patrick H. Kinzler
                                        ----------------------------------------
                                           Name: Patrick H. Kinzler
                                           Title: Treasurer


                                     KPMG ENTERPRISE HOLDINGS LLC



                                     By: /s/ Patrick H. Kinzler
                                        ----------------------------------------
                                           Name: Patrick H. Kinzler
                                           Title: Treasurer

         [SIGNATURE PAGE 4 OF 15 TO FIRST AMENDMENT TO CREDIT AGREEMENT]



                                      KPMG SOUTH PACIFIC, LLC



                                     By: /s/ Patrick H. Kinzler
                                        ----------------------------------------
                                           Name: Patrick H. Kinzler
                                           Title: Treasurer


                                      KPMG CONSULTING AMERICAS, INC.



                                     By: /s/ Patrick H. Kinzler
                                        ----------------------------------------
                                           Name: Patrick H. Kinzler
                                           Title: Treasurer


                                      KPMG MONTVALE HOLDINGS, L.L.C.



                                     By: /s/ Patrick H. Kinzler
                                        ----------------------------------------
                                           Name: Patrick H. Kinzler
                                           Title: Treasurer


                                      BARENTS GROUP HOLDINGS, L.L.C.



                                     By: /s/ Patrick H. Kinzler
                                        ----------------------------------------
                                           Name: Patrick H. Kinzler
                                           Title: Treasurer

         [SIGNATURE PAGE 5 OF 15 TO FIRST AMENDMENT TO CREDIT AGREEMENT]



                                      BARENTS GROUP, L.L.C.



                                     By: /s/ Patrick H. Kinzler
                                        ----------------------------------------
                                           Name: Patrick H. Kinzler
                                           Title: Treasurer


                                      PELOTON HOLDINGS, L.L.C.



                                     By: /s/ Patrick H. Kinzler
                                        ----------------------------------------
                                           Name: Patrick H. Kinzler
                                           Title: Treasurer


                                      BARENTS EUROPEAN HOLDINGS, L.L.C.



                                     By: /s/ Patrick H. Kinzler
                                        ----------------------------------------
                                           Name: Patrick H. Kinzler
                                           Title: Treasurer


                                      K CONSULTING SOUTHEAST ASIA, L.L.C.



                                     By: /s/ Patrick H. Kinzler
                                        ----------------------------------------
                                           Name: Patrick H. Kinzler
                                           Title: Treasurer


                                      BARENTS GROUP RUSSIA, L.L.C.



                                     By: /s/ Patrick H. Kinzler
                                        ----------------------------------------
                                           Name: Patrick H. Kinzler
                                           Title: Treasurer

         [SIGNATURE PAGE 6 OF 15 TO FIRST AMENDMENT TO CREDIT AGREEMENT]



                                      PNC BANK, NATIONAL ASSOCIATION



                                      By: /s/ Michael Richards
                                         ---------------------------------------
                                           Name: Michael Richards
                                           Title: Vice President

         [SIGNATURE PAGE 7 OF 15 TO FIRST AMENDMENT TO CREDIT AGREEMENT]



                                      THE CHASE MANHATTAN BANK



                                      By: /s/ Alan J. Aria
                                         ---------------------------------------
                                           Name: Alan J. Aria
                                           Title: Vice President

         [SIGNATURE PAGE 8 OF 15 TO FIRST AMENDMENT TO CREDIT AGREEMENT]



                               BARCLAYS BANK PLC



                               By: /s/ Matthew Tuck
                                  ---------------------------------------
                                    Name: Matthew Tuck
                                    Title: Associate Director and Vice President

         [SIGNATURE PAGE 9 OF 15 TO FIRST AMENDMENT TO CREDIT AGREEMENT]



                                      MORGAN GUARANTY TRUST COMPANY



                                      By: /s/ Dennis Wilczek
                                         ---------------------------------------
                                           Name:  Dennis Wilczek
                                           Title: Associate

        [SIGNATURE PAGE 10 OF 15 TO FIRST AMENDMENT TO CREDIT AGREEMENT]



                                      SOCIETE GENERALE



                                      By: /s/ J. Blaine Shaum
                                         ---------------------------------------
                                           Name:  J. Blaine Shaum
                                           Title: Managing Director

        [SIGNATURE PAGE 11 OF 15 TO FIRST AMENDMENT TO CREDIT AGREEMENT]



                                      SUNTRUST BANK, INC.



                                      By: /s/ W. David Wisdom
                                         ---------------------------------------
                                           Name:  W. David Wisdom
                                           Title: Vice President

        [SIGNATURE PAGE 12 OF 15 TO FIRST AMENDMENT TO CREDIT AGREEMENT]

                                      BANK OF AMERICA, N.A.



                                      By: /s/ Michael R. Heredia
                                         ---------------------------------------
                                           Name: Michael R. Heredia
                                           Title: Managing Director

        [SIGNATURE PAGE 13 OF 15 TO FIRST AMENDMENT TO CREDIT AGREEMENT]



                                      THE NORTHERN TRUST COMPANY



                                      By: /s/ David J. Mitchell
                                         ---------------------------------------
                                           Name: David J. Mitchell
                                           Title: Vice President

        [SIGNATURE PAGE 14 OF 15 TO FIRST AMENDMENT TO CREDIT AGREEMENT]



                                      WESTPAC BANKING CORPORATION



                                      By: /s/ Diane Wilson
                                         ---------------------------------------
                                           Name: Diane Wilson
                                           Title: Head of Corporate and
                                                  Institutional Relationships

        [SIGNATURE PAGE 15 OF 15 TO FIRST AMENDMENT TO CREDIT AGREEMENT]



                                      THE BANK OF NEW YORK



                                      By: /s/ Ernest Fung
                                         ---------------------------------------
                                           Name: Ernest Fung
                                           Title: Vice President

                      SECOND AMENDMENT TO CREDIT AGREEMENT


          THIS SECOND AMENDMENT TO CREDIT AGREEMENT (the "Amendment") dated as of December 29, 2000, by and among KPMG CONSULTING, INC., a Delaware corporation (the "Borrower"), the Guarantors, the Banks, and PNC BANK, NATIONAL ASSOCIATION, as Administrative Agent.

                              W I T N E S S E T H:

          WHEREAS, the parties hereto are parties to that certain Credit Agreement dated as of May 24, 2000 (as heretofore amended, supplemented, restated or modified, the "Credit Agreement") by and among the Borrower, the Banks, the Guarantors, and PNC Bank, National Association, as Administrative Agent, and desire to further amend the terms thereof as set forth herein; and

          WHEREAS, in order to facilitate the Borrower's possible incurrence of "QCS Charges" (as defined herein), the Borrower has requested that the Banks agree to modify the Credit Agreement to (i) permit the Borrower to exclude the effect of such charges from its calculation of Net Income Available to Managing Directors under certain circumstances and (ii) permit the Borrower to treat the outstanding principal balance of certain subordinated loans made by KPMG LLP to the Borrower as Approved Subordinated Indebtedness and increase Consolidated Net Worth by the amount thereof.

          NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, covenant and agree as follows:

          1. Definitions. Defined terms used herein unless otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

          2. Amendment of Credit Agreement. Subject to the satisfaction of each of the conditions set forth in Paragraph 7 of this Amendment, the Credit Agreement is amended as follows (section and exhibit references used herein shall refer to sections and exhibits of the Credit Agreement):

          (a) Section 1.1 is amended to delete, in their entirety, each of the definitions of "Consolidated Net Worth," "Net Income Available to Managing Directors," "Pre-IPO Base Net Worth" and "Total Capitalization," and to replace such definitions with the following definitions:

               Consolidated Net Worth shall mean, as of any date of determination, the sum of (i) total stockholders' equity of the Borrower and its Subsidiaries as of such date determined and consolidated in accordance with GAAP and (ii) the aggregate outstanding principal balance of the LLP Subdebt.

               Net Income Available to Managing Directors shall mean as of any period of determination, the sum of Net Income After Tax, plus Managing Directors Bonus

     Expense and less the amount of dividends paid under the Cisco Preferred Stock. Net Income After Tax will be as reported in the Borrower's financial statements, but shall be calculated (i) for all purposes other than those described in clause (ii) of this definition, without reduction for any applicable QCS Charges and without any increase with respect to any applicable income or gains realized by the Borrower and its Subsidiaries with respect to their Investments in Qwest Cyber.Solutions, LLC and (ii) for purposes of computing "EBITDA," "Consolidated EBITDA," and the "Leverage Ratio" solely in connection with a determination of the "Applicable Margin" and the "Applicable Commitment Fee Rate" hereunder, Net Income After Tax shall be calculated without reduction for any QCS Charges directly attributable to the Borrower's writing down of the value of such Investments (as opposed to those directly attributable to operating losses incurred by Qwest Cyber.Solutions, LLC) before December 31, 2000. Managing Directors Bonus Expense will be determined from the schedule provided by management, substantially in the form of Exhibit 1.1(N)).

               Pre-IPO Base Net Worth shall be computed prior to the date of the IPO and shall mean the sum of

               (A) the greater of (i) 85% of Adjusted Consolidated Net Worth on March 31, 2000 or (ii) $360,000,000,

               plus

               (B) 80% of the net increase in Adjusted Consolidated Net Worth resulting from the issuance of any equity securities by the Borrower, in each instance for the period from March 31, 2000 through the date of determination. Notwithstanding anything in this Agreement to the contrary, "equity securities," as such term is used in this clause, shall not include the LLP Subdebt.

               Total Capitalization shall mean as of any date of determination, the sum of (i) Indebtedness which has a maturity in excess of 270 days, plus (ii) stockholders equity (including preferred stock), plus (iii) Approved Subordinated Indebtedness.

          (b) Section 1.1 is further amended to delete, in its entirety, the parenthetical set forth in clause (i) of the definition of "Indebtedness" and to replace such parenthetical with the following parenthetical:

    (excluding Approved Subordinated Indebtedness)

          (c) Section 1.1 is further amended to add the following new definitions to such section in their appropriate alphabetical locations:

               "Approved Subordinated Indebtedness" shall mean Indebtedness of the Borrower and its Subsidiaries which is subordinated to the Indebtedness and other Obligations hereunder under terms reviewed by and agreed to by the Administrative Agent and provided that the maturity of such Approved Subordinated Indebtedness or any portion thereof and every required payment of principal, whether conditional or unconditional, is due at least 90 days after the Revolving Credit Expiration Date;

          provided, however, that Approved Subordinated Indebtedness consisting of LLP Subdebt (i) may be mandatorily prepaid concurrently with the consummation of the IPO if no Event of Default or Potential Default exists and is continuing at the time of such prepayment or would result therefrom and no Material Adverse Change shall have occurred as of the date of such prepayment since the end of the then most recently ended fiscal quarter with respect to which financial statements have been required to be delivered to the Administrative Agent pursuant to
          Section 8.3, and provided that the amount of such prepayment shall not exceed the amount of net proceeds received by the Borrower with respect to the IPO and (ii) may be voluntarily prepaid if (A) no Event of Default or Potential Default exists and is continuing at the time of such prepayment or would result therefrom, (B) as of the date of such prepayment, no Material Adverse Change shall have occurred since the end of the then most recently ended fiscal quarter with respect to which financial statements have been required to be delivered to the Administrative Agent pursuant to Section 8.3, (C) the Borrower would be in pro forma compliance with each of its covenants contained in this Agreement as of the end of the then most recently ended fiscal quarter with respect to which financial statements have been required to be delivered to the Administrative Agent pursuant to Section 8.3 had such prepayment been made as of the last day of such fiscal quarter, and the Borrower shall have delivered to the Administrative Agent, not later than three (3) Business Days prior to such prepayment, a pro forma Compliance Certificate demonstrating such pro forma compliance, (D) after giving effect to such prepayment, the sum of (1) the amount, if any, by which (x) the sum of the Revolving Credit Commitments and the Line of Credit Commitments exceeds (y) the sum of the outstanding principal balance of the Revolving Credit Loans, Swing Loans and Line of Credit Loans and the amount of Letters of Credit Outstanding, plus (2) the aggregate amount of cash and cash equivalents of the Borrower and its Subsidiaries as of the date of such prepayment as determined in accordance with GAAP, is greater than or equal to $40,000,000, and (E) in the case of any such prepayment made after the consummation of the IPO, Consolidated Net Worth would be greater than or equal to $385,000,000 calculated on a pro forma basis based upon the Borrower's financial condition as of the end of the then most recently ended fiscal quarter with respect to which financial statements have been required to be delivered to the Administrative Agent pursuant to Section 8.3 but after giving effect to such payment and, if not otherwise included in such financial results, after giving effect to the IPO.

               "LLP Subdebt" shall mean unsecured Approved Subordinated Indebtedness of the Borrower or any Loan Parties in an aggregate principal amount not to exceed $100,000,000 at any time outstanding advanced by KPMG LLP to the Borrower or such Loan Parties, subject to the documentation approved by the Administrative Agent pursuant to the Second Amendment hereto (as such documentation may be modified from time to time in accordance with this Agreement).

               "QCS Charges" shall mean one or more charges to net income (as determined in accordance with GAAP) incurred by the Borrower and its Subsidiaries with respect to their Investments in Qwest Cyber.Solutions, LLC during the period commencing April 1, 2000 and ending on December 31, 2000, which charges shall not exceed in the aggregate an amount approved by the Administrative Agent in a writing addressed to the Banks and executed by the Administrative Agent and the Borrower concurrently with the execution and delivery of the Second Amendment to this Agreement.

          (d) Section 1 is amended to add the following new subsection to the end of such section:

                    1.4  Certain Advances With Respect to LLP Subdebt.

                         Notwithstanding anything in this Agreement to the
                    contrary, solely for purposes of determining the Borrower's compliance with Section 8 hereof and all other determinations of the Leverage Ratio, all loans constituting LLP Subdebt and advanced on or prior to the fifteenth (15th) calendar day of the first month of any fiscal quarter, shall be deemed to have been advanced to the Borrower on the last day of the then mostly recently ended fiscal quarter.

          (e) Section 8.2.15 is amended to add the following new clause (c) to the end of such section:

                    (c) Unless first approved in writing by the Administrative Agent, the Borrower shall not agree to amend or modify any term or condition of the instruments and documents evidencing and governing the LLP Subdebt in any manner the effect of which is to: (i) provide for any increase in the rate of interest on such LLP Subdebt, requires the payment of any fees in respect thereof, or any increase the frequency of any payments with respect thereto, (ii) require any principal or other payments with respect to such LLP Subdebt prior the dates set forth in such documents as in effect immediately prior to any such amendment or modification, (iii) increase the maximum aggregate principal amount of LLP Subdebt which may be advanced to the Borrower as in effect immediately prior to such amendment or modification, (iv) secure the LLP Subdebt or any guaranty obligations with respect thereto with the grant of any security interests, mortgage liens or other collateral assignments on the property of the Borrower or its Subsidiaries or any Loan Party, (v) add covenants applicable to such LLP Subdebt that are materially more restrictive that those which are set forth in such documents immediately prior to the effectiveness of such amendment or modification, (vi) modify the subordination terms set forth in such documents immediately prior to the effectiveness of such amendment or modification, or (vii) otherwise modify such documents in any manner prohibited by the terms of such documents immediately prior to the effectiveness of such amendment or modification.

          (f) Exhibits 8.2.6 and 8.3.3 are hereby deleted in their entirety and respectively replaced with the exhibits attached hereto and made a part hereof.

          3. Amendment. Any reference to the Credit Agreement or other Loan Documents in any document, instrument, or agreement shall hereafter mean and include the Credit Agreement or such Loan Document, including such exhibits, as amended hereby. In the event of any irreconcilable inconsistency between the terms or provisions hereof and the terms or provisions of the Credit Agreement or such Loan Document, including such exhibits, the terms and provisions hereof shall control.

          4. Representations and Warranties. The Loan Parties hereby represent and warrant to the Banks as follows:


          (a) The representations and warranties of Loan Parties contained in the Credit Agreement are true and correct on and as of the date hereof with the same force and effect as though made by the Loan Parties on such date, except to the extent that any such representation or warranty expressly relates solely to a previous date; and

          (b) The Loan Parties are in compliance with all terms, conditions, provisions, and covenants contained in the Credit Agreement and the execution, delivery, and performance of this Amendment have been duly authorized by all necessary corporate action, require no governmental approval, and will neither contravene, conflict with, nor result in the breach of any law, charter, articles, or certificate of incorporation, bylaws, or agreement governing or binding upon the Loan Parties or any of their property; and, no Event of Default or Potential Default has occurred and is continuing or would result from the making of this Amendment.

          5. Force and Effect. The Loan Parties reconfirm, restate, and ratify the Credit Agreement and all other documents executed in connection therewith except to the extent any such documents are expressly modified by this Amendment and the Loan Parties confirm that all such documents have remained in full force and effect since the date of their execution.

          6. Governing Law. This Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to its conflict of laws principles.

          7. Counterparts; Effective Date. This Amendment may be signed in any number of counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment is effective on the date first written above upon (a) the execution and delivery hereof by the Required Banks, the Administrative Agent, the Borrower and the other Loan Parties and (b) the Administrative Agent's written approval of the form and substance of the documentation evidencing and governing the terms and conditions of the "LLP Subdebt" (as proposed to be defined in Paragraph 2 above); provided, however, that this Amendment shall become void and ineffective if such documentation with respect to the LLP Subdebt shall not have been executed and delivered in such approved form by the Borrower and KPMG LLP on or before January 15, 2001. Delivery of executed signature pages hereof by telecopy transmission from one party to another shall constitute effective and binding execution and delivery hereof by such party.

                                     * * * *

          IN WITNESS WHEREOF and intending to be legally bound hereby, the parties hereto have executed this Amendment as of the date first above written.

                                   KPMG CONSULTING, INC.


                                   By: /s/ Patrick H. Kinzler
                                      ----------------------------------------
                                      Name: Patrick H. Kinzler
                                      Title:    Treasurer



                                   KPMG CONSULTING, LLC



                                   By: /s/ Patrick H. Kinzler
                                      ----------------------------------------
                                      Name: Patrick H. Kinzler
                                      Title:    Treasurer



                                   KPMG CONSULTING ISRAEL, LLC



                                   By: /s/ Patrick H. Kinzler
                                      ----------------------------------------
                                      Name: Patrick H. Kinzler
                                      Title:    Treasurer



                                   SOFTLINE ACQUISITION CORP.



                                   By: /s/ Patrick H. Kinzler
                                      ----------------------------------------
                                      Name: Patrick H. Kinzler
                                      Title:    Treasurer





                                 Signature Page
                              Second Amendment to
                                Credit Agreement

                                   SOFTLINE CONSULTING & INTEGRATORS, INC.



                                   By:  /s/ Patrick H. Kinzler
                                        ---------------------------
                                        Name:  Patrick H. Kinzler
                                        Title:    Treasurer



                                   12 MIDATLANTIC LLC



                                   By:  /s/ Patrick H. Kinzler
                                        ---------------------------
                                        Name:  Patrick H. Kinzler
                                        Title:    Treasurer



                                   12 NORTHWEST LLC



                                   By:  /s/ Patrick H. Kinzler
                                        ---------------------------
                                        Name:  Patrick H. Kinzler
                                        Title:    Treasurer



                                   OAD ACQUISITION CORP.



                                   By:  /s/ Patrick H. Kinzler
                                        ---------------------------
                                        Name:  Patrick H. Kinzler
                                        Title:    Treasurer




                                 Signature Page
                              Second Amendment to
                                Credit Agreement

                                   OAD GROUP, INC.



                                   By:  /s/ Patrick H. Kinzler
                                        ---------------------------
                                        Name:  Patrick H. Kinzler
                                        Title:    Treasurer



                                   METRIUS, INC.



                                   By:  /s/ Patrick H. Kinzler
                                        ---------------------------
                                        Name:  Patrick H. Kinzler
                                        Title:    Treasurer



                                   PEATMARWICK, INC.



                                   By:  /s/ Patrick H. Kinzler
                                        ---------------------------
                                        Name:  Patrick H. Kinzler
                                        Title:    Treasurer



                                   KPMG ENTERPRISE HOLDINGS LLC



                                   By:  /s/ Patrick H. Kinzler
                                        ---------------------------
                                        Name:  Patrick H. Kinzler
                                        Title:    Treasurer



                                 Signature Page
                              Second Amendment to
                                Credit Agreement

                                   KPMG SOUTH PACIFIC, LLC



                                   By:   /s/ Patrick H. Kinzler
                                        ----------------------------
                                        Name:  Patrick H. Kinzler
                                        Title:    Treasurer



                                   KPMG CONSULTING AMERICAS, INC.



                                   By:   /s/ Patrick H. Kinzler
                                        ----------------------------
                                        Name:  Patrick H. Kinzler
                                        Title:    Treasurer



                                   KPMG MONTVALE HOLDINGS, L.L.C.



                                   By:   /s/ Patrick H. Kinzler
                                        ----------------------------
                                        Name:  Patrick H. Kinzler
                                        Title:    Treasurer



                                   BARENTS GROUP HOLDINGS, L.L.C.



                                   By:   /s/ Patrick H. Kinzler
                                        ----------------------------
                                        Name:  Patrick H. Kinzler
                                        Title:    Treasurer



                                   BARENTS GROUP, L.L.C.



                                   By:   /s/ Patrick H. Kinzler
                                        ----------------------------
                                        Name:  Patrick H. Kinzler
                                        Title:    Treasurer


                                 Signature Page
                              Second Amendment to
                                Credit Agreement

                                   PELOTON HOLDINGS, L.L.C.



                                   By:  /s/ Patrick H. Kinzler
                                        ---------------------------
                                        Name:  Patrick H. Kinzler
                                        Title:    Treasurer



                                   BARENTS EUROPEAN HOLDINGS, L.L.C.



                                   By:  /s/ Patrick H. Kinzler
                                        ---------------------------
                                        Name:  Patrick H. Kinzler
                                        Title:    Treasurer



                                   K CONSULTING SOUTHEAST ASIA, L.L.C.



                                   By:  /s/ Patrick H. Kinzler
                                        ---------------------------
                                        Name:  Patrick H. Kinzler
                                        Title:    Treasurer



                                   BARENTS GROUP RUSSIA, L.L.C.



                                   By:  /s/ Patrick H. Kinzler
                                        ---------------------------
                                        Name:  Patrick H. Kinzler
                                        Title:    Treasurer



                                   VERSA MANAGEMENT SYSTEMS, INC.



                                   By:  /s/ Patrick H. Kinzler
                                        ---------------------------
                                        Name:  Patrick H. Kinzler
                                        Title:    Treasurer



                                 Signature Page
                              Second Amendment to
                                Credit Agreement

                                   PNC BANK, NATIONAL ASSOCIATION,
                                   individually and as Administrative Agent



                                   By:  /s/ Jeffrey A. Blakemore
                                        --------------------------
                                        Name: Jeffrey A. Blakemore
                                        Title: Senior Vice President





                                 Signature Page
                              Second Amendment to
                                Credit Agreement

                                   THE CHASE MANHATTAN BANK



                                   By:  /s/ Alan J. Aria
                                        ---------------------------
                                        Name: Alan J. Aria
                                        Title: Vice President


                                 Signature Page
                              Second Amendment to
                                Credit Agreement

                                    BARCLAYS BANK PLC



                                    By: /s/ Matthew Tuck
                                       -------------------------------
                                         Name:  Matthew Tuck
                                         Title: Associate Director and
                                                Vice President


                                 Signature Page
                              Second Amendment to
                                Credit Agreement

                                   MORGAN GUARANTY TRUST COMPANY



                                   By: /s/ Dennis Wilczek
                                      ----------------------------
                                        Name:  Dennis Wilczek
                                        Title: Vice President




                                 Signature Page
                              Second Amendment to
                                Credit Agreement

                                   SOCIETE GENERALE



                                   By:   /s/ Richard Bernal
                                        ---------------------------
                                        Name: Richard Bernal
                                        Title: Vice President



                                 Signature Page
                              Second Amendment to
                                Credit Agreement

                                   SUNTRUST BANK



                                   By:   /s/ Armen Karozichran
                                        ---------------------------
                                        Name: Armen Karozichran
                                        Title: Director



                                 Signature Page
                              Second Amendment to
                                Credit Agreement

                                   BANK OF AMERICA, N.A.



                                   By: /s/ Michael R. Heredia
                                      ----------------------------------------
                                      Name: Michael R. Heredia
                                      Title: Managing Director



                                 Signature Page
                              Second Amendment to
                                Credit Agreement

                                   THE NORTHERN TRUST COMPANY



                                   By:  /s/ David J. Mitchell
                                        ---------------------------
                                        Name: David J. Mitchell
                                        Title: Vice President



                                 Signature Page
                              Second Amendment to
                                Credit Agreement

                                   WESTPAC BANKING CORPORATION



                                   By:  /s/ Tony Smith
                                        ---------------------------
                                        Name: Tony Smith
                                        Title: Vice President



                                 Signature Page
                              Second Amendment to
                                Credit Agreement

                                   THE BANK OF NEW YORK



                                   By:  ___________________________
                                        Name:
                                        Title:






                                 Signature Page
                              Second Amendment to
                                Credit Agreement